UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

A.R. Umans

Chairman of the Board

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Trustee

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Assistant Vice President

Michael Shoemaker

Chief Compliance Officer &

Assistant Vice President

Diane J. Drake

Secretary

Michael P. Kailus

Assistant Secretary

William H. Wallace, III

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2012

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus Mid Cap Growth Fund

Driehaus Large Cap Growth Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds' prospectus.

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Annual Report to Shareholders December 31, 2012

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus Mid Cap Growth Fund

Driehaus Large Cap Growth Fund

Driehaus International Discovery Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Discovery Fund (“Fund”) returned 14.75% for the year ended December 31, 2012. This return was below the performance of the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Growth Index (“Benchmark”) (which returned 17.07% for the year) and below the performance of the MSCI All Country World ex USA Index (which returned 17.39%), which is another index for the Fund.

Assisted by currency gains, the European indices saw strong gains for 2012, as did many equity markets in emerging Asia. From a sector perspective, financial stocks were favored while defensive sectors, such as utilities and consumer staples, were laggards after years of stronger relative performance. Energy also was a weak sector globally, as oil prices ended the year close to their starting point despite a volatile ride in between. As the year closed, an appreciating euro aided returns within the euro zone’s more defensive markets as well as its more speculative markets. Greek equities were the big winner thanks to further European largesse, posting strong returns for 2012. While countries with higher beta to the European crisis were rewarded, investors also continued to favor German stocks, helping it to also be one of the top developed markets for the year. Elsewhere, the Nikkei seemed to garner much attention due to the unusual nature of the yen’s descent.

Certain areas detracted from Fund performance during the year. Two sectors where stock selection negatively affected the performance of the Fund relative to the Benchmark were the health care and energy sectors. Additionally, holdings in China, Brazil and Australia detracted from Fund performance versus the Benchmark.

Stock selection within health care detracted from returns, including Korea-based holding Seegene, Inc. (Ticker: 096530 KS), which was a significant detractor for the year. Seegene specializes in molecular diagnostics and develops technology and products that diagnose disease from the genetic level. Seegene’s molecular diagnosis technology and products allow patients to benefit from cost effective and personalized diagnosis tools and allow doctors to offer accurate and effective treatment to patients. Seegene’s share price fell steeply mid-year due in part to a perceived delay in an expected global distribution deal.

Within China, Baidu, Inc. SP ADR (Ticker: BIDU) was a significant detractor from performance for 2012. Baidu is a Chinese-language Internet search provider. The company offers a Chinese-language search platform that enables users to find relevant information online, including Web pages, news, images, documents and multimedia files, through links provided on its websites. Baidu’s share price declined during the year due to the combination of lost market share to recently-launched competitor Qihoo 360 Technology (which continues to expand its vertical search engine platforms) and reduced advertising revenue due to macroeconomic uncertainty.

Over the course of 2012, key contributors to performance versus the Benchmark were the Fund’s holdings in the consumer discretionary and consumer staples sectors. In addition, stock selection in the United Kingdom, France and Canada positively contributed to the performance of the Fund.

Within the consumer discretionary sector, Sands China, Ltd. (Ticker: 1928 HK) was a significant contributor to performance for 2012. Sands China is a leading developer, owner and operator of multi-use integrated resorts in Macao, China. Sands China is a subsidiary of the Las Vegas Sands Corporation. Sands China’s stock stumbled during the second quarter but recovered during the summer and saw a strong second half of 2012. Sands China remains an earnings leader among gaming companies in Macao and continues to expand its market share.

Canadian-headquartered Catamaran Corp. (Ticker: CTRX) was the holding that contributed the most to the Fund’s return versus its Benchmark in 2012. Catamaran is a provider of pharmacy benefit management (PBM) services and health care information technology solutions to the health care benefit management industry. The company’s product offerings and solutions combine a range of applications and PBM services designed to assist its customers in reducing the cost and managing the complexity of their prescription drug programs. Catamaran merged with Catalyst Health Solutions during the year. The increased scale has left the company well positioned to expand its market share and it continues to acquire middle-market PBMs. Additionally, the company’s new business pipeline remains robust.

Looking ahead, each of the last few years has seen periods of extreme concern regarding the state of the world, and equivalently exuberant market responses when those concerns ultimately fade. These worries usually have been driven by risks in Europe, though increasingly those ‘risk-off’ events are occurring at the hands of U.S. policymakers. However, we believe that the ability of the global economy to withstand shocks, from the perspectives of economic strength and financial liquidity, is better than it has been in recent years. As such, we would not anticipate the global markets getting as near the cliff’s edge as they have in each of the past few years.

Recent improving global economic data is something we have been watching quite closely. We believe in the economic growth suggested by the data, but remain cautious. We remember this narrative from the past few years where expectations ramp up at the start of the year only to be revised downward as the year progresses. We continue to believe that we reside in a low-growth world and that investors must be nimble to manage the volatility that accompanies such environments.

Globally, we are seeing many new opportunities in non-U.S. markets that did not look possible at this time last year. Financial conditions in Europe have meaningfully eased and the emerging markets outlook has improved thanks to low inflation, lower cost of capital, and inflecting growth trajectories. We remain optimistic but expect periods of volatility as government actions help and hurt economies in the year ahead.

As always, we remain committed to uncovering attractive growth equity investment opportunities that we believe will adequately compensate our clients for the risk taken with their capital. Thank you for your continued confidence in our management capabilities and your interest in the Driehaus International Discovery Fund.

Sincerely,

Daniel M. Rea	Sebastien Pigeon
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus International Discovery Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/12	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/98 - 12/31/12)
Driehaus International Discovery Fund (DRIDX)[1]	14.75%	1.43%	–6.89%	10.93%	13.46%
MSCI AC World ex USA Index[2]	17.39%	4.32%	–2.44%	10.21%	5.14%
MSCI AC World ex USA Growth Index[3]	17.07%	4.97%	–2.55%	9.36%	3.54%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 44 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)

EQUITY SECURITIES — 96.8%
EUROPE — 51.2%
United Kingdom — 9.9%
African Minerals, Ltd.**	323,820	$1,718,201
Antofagasta PLC	100,450	2,201,368
ARM Holdings PLC	94,892	1,198,373
ASOS PLC**	56,590	2,496,096
Fenner PLC	157,200	1,024,412
GlaxoSmithKline PLC	75,120	1,635,544
Rio Tinto PLC — SP ADR	28,130	1,634,072
Rolls-Royce Holdings PLC — C**	5,770,680	9,374
Rotork PLC	28,480	1,188,860
Telecity Group PLC	295,574	3,817,188
The Weir Group PLC	114,400	3,537,622

		20,461,110

France — 6.4%
Ingenico SA	49,240	2,801,244
Safran SA	107,670	4,662,885
Societe BIC SA	28,852	3,458,440
Technip SA	20,235	2,339,906

		13,262,475

Denmark — 6.3%
Christian Hansen Holding AS	78,440	2,554,543
Coloplast AS — B	26,640	1,306,430
Danske Bank AS**	175,903	2,987,567
GN Store Nord AS	177,189	2,575,086
Novo Nordisk AS — B	21,502	3,501,314

		12,924,940

Switzerland — 5.3%
Cie Financiere Richemont SA — A	26,830	2,106,036
Dufry AG**	12,703	1,679,743
Partners Group Holding AG	9,857	2,278,737
Syngenta AG	6,231	2,517,239
Temenos Group AG**	74,979	1,311,610
Xstrata PLC	59,790	1,043,688

		10,937,053

Netherlands — 4.6%
ASML Holding NV	18,980	1,217,263
Core Laboratories NV	19,808	2,165,212
Koninklijke Vopak NV	42,369	2,994,980
Sensata Technologies Holding NV**	95,219	3,092,713

		9,470,168

Italy — 3.8%
Lottomatica Group SpA	49,280	1,125,987
Pirelli & C. SpA	243,869	2,809,799
Saipem SpA	45,184	1,760,062
Salvatore Ferragamo Italia SpA	100,372	2,222,028

		7,917,876

	Number of Shares	Market Value (Note A)

Ireland — 3.8%
Covidien PLC	38,416	$2,218,140
Elan Corp. PLC — SP ADR**	136,186	1,390,459
Experian PLC	133,620	2,153,555
Jazz Pharmaceuticals PLC**	39,409	2,096,559

		7,858,713

Germany — 3.2%
Aareal Bank AG**	41,861	876,621
Adidas AG	22,974	2,050,423
Bayerische Motoren Werke AG	13,013	1,266,315
Infineon Technologies AG	310,899	2,532,736

		6,726,095

Norway — 2.8%
Gjensidige Forsikring ASA	142,276	2,044,586
Seadrill, Ltd.	27,580	1,016,100
Telenor ASA	131,500	2,677,581

		5,738,267

Russia — 2.6%
Magnit — SP GDR	63,670	2,588,553
Sberbank RF — SP ADR	219,187	2,747,967

		5,336,520

Portugal — 1.2%
Jeronimo Martins SGPS SA	126,981	2,455,369

Spain — 0.8%
Viscofan SA	29,624	1,677,985

Sweden — 0.5%
Elekta AB — B	66,210	1,032,376

Total EUROPE		105,798,947

FAR EAST — 24.6%
China — 8.2%
AIA Group, Ltd.	769,356	3,051,524
Baidu, Inc. — SP ADR**	25,213	2,528,612
Golden Eagle Retail Group, Ltd.	771,660	1,921,924
Michael Kors Holdings, Ltd.**	41,370	2,111,111
New Oriental Education & Technology Group, Inc. — SP ADR	66,980	1,301,421
Sands China, Ltd.	777,562	3,476,219
Want Want China Holdings, Ltd.	1,746,397	2,447,411

		16,838,222

Japan — 6.8%
Astellas Pharma, Inc.	59,096	2,657,050
FANUC Corp.	12,507	2,326,922
M3, Inc.	2,066	3,297,496
MonotaRO Co., Ltd.	74,459	2,398,931
Shionogi & Co., Ltd.	60,238	1,003,796

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)

Ship Healthcare Holdings, Inc.	11,504	$305,756
Sugi Holdings Co., Ltd.	56,444	1,991,310

		13,981,261

Australia — 4.1%
Aurizon Holdings, Ltd.	538,070	2,115,908
Aurora Oil & Gas, Ltd.**	419,529	1,613,075
BHP Billiton, Ltd. — SP ADR	46,108	3,616,711
Telstra Corp., Ltd.	262,520	1,196,237

		8,541,931

South Korea — 2.1%
Samsung Electronics Co., Ltd.	2,977	4,277,353

Philippines — 1.0%
SM Investments Corp.	99,780	2,153,003

India — 0.9%
Tata Motors, Ltd. — SP ADR	67,690	1,944,057

Indonesia — 0.7%
PT Bank Central Asia Tbk	1,488,761	1,410,582

Thailand — 0.5%
CP All PCL — NVDR	680,980	1,023,977

Cambodia — 0.3%
NagaCorp, Ltd.	1,020,875	623,700

Total FAR EAST		50,794,086

NORTH AMERICA — 9.8%
Canada — 7.4%
B2Gold Corp.**	475,510	1,701,835
Finning International, Inc.	104,022	2,569,439
Imax Corp.**	47,440	1,066,451
Intact Financial Corp.	13,931	907,119
Lululemon Athletica, Inc.**	14,570	1,110,671
New Gold, Inc.**	144,399	1,598,304
Pacific Rubiales Energy Corp.	59,673	1,386,391
Suncor Energy, Inc.	82,420	2,710,323
Trilogy Energy Corp.	71,107	2,080,954

		15,131,487

United States — 1.4%
Catamaran Corp.**	62,118	2,926,379

Mexico — 1.0%
Fibra Uno Administracion SA de CV — REIT	694,680	2,095,922

Total NORTH AMERICA		20,153,788

SOUTH AMERICA — 9.5%
Brazil — 6.5%
Anhanguera Educacional Participacoes SA	178,310	3,010,587
BR Malls Participacoes SA	155,360	2,050,221

	Number of Shares	Market Value (Note A)

Brazil Pharma SA	170,712	$1,200,612
Gerdau SA — SP ADR	153,420	1,379,246
Multiplus SA	53,100	1,237,574
OdontoPrev SA	265,750	1,392,673
Qualicorp SA**	305,655	3,166,272

		13,437,185

Chile — 1.9%
SACI Falabella	200,854	2,068,912
Sociedad Quimica y Minera de Chile SA — SP ADR	30,410	1,752,832

		3,821,744

Peru — 1.1%
Credicorp, Ltd.	15,780	2,312,717

Total SOUTH AMERICA		19,571,646

MIDDLE EAST — 1.7%
Israel — 1.7%
Mellanox Technologies, Ltd.**	26,540	1,575,945
Teva Pharmaceutical Industries, Ltd. — SP ADR	49,730	1,856,918

		3,432,863

Total MIDDLE EAST		3,432,863

Total EQUITY SECURITIES (Cost $172,068,447)		199,751,330

TOTAL INVESTMENTS (COST $172,068,447)	96.8%	$199,751,330
Other Assets In Excess Of Liabilities	3.2%	6,641,981

Net Assets	100.0%	$206,393,311

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$172,278,532

Gross Appreciation	$30,128,015
Gross Depreciation	(2,655,217)

Net Appreciation	$27,472,798

**	Non-income producing security

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2012

Regional Weightings*

Western Europe	48.6%
Asia/Far East Ex-Japan	17.8%
North America	9.8%
South America	9.5%
Japan	6.8%
Eastern Europe	2.6%
Middle East	1.7%

Top Ten Holdings*

Safran SA	2.3%
Samsung Electronics Co., Ltd.	2.1%
Telecity Group PLC	1.8%
BHP Billton, Ltd. — SP ADR	1.8%
The Weir Group PLC	1.7%
Novo Nordisk AS — B	1.7%
Sands China, Ltd.	1.7%
Societe BIC SA	1.7%
M3, Inc.	1.6%
Qualicorp SA	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2012.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2012

Industry	Percent of Net Assets
Aerospace & Defense	2.3%
Auto Components	1.4%
Automobiles	1.6%
Biotechnology	0.7%
Capital Markets	1.1%
Chemicals	3.3%
Commercial Banks	4.6%
Commercial Services & Supplies	2.3%
Diversified Consumer Services	2.1%
Diversified Telecommunications	1.9%
Electrical Equipment	1.5%
Electronic Equipment, Instruments & Components	1.4%
Energy Equipment & Services	3.5%
Food & Staples Retailing	4.5%
Food Products	2.0%
Health Care Equipment & Supplies	3.5%
Health Care Providers & Services	3.8%
Health Care Technology	1.6%
Hotels, Restaurants & Leisure	2.5%
Industrial Conglomerates	1.0%
Insurance	2.9%

Industry	Percent of Net Assets
Internet & Catalog Retail	1.2%
Internet Software & Services	3.1%
Machinery	3.9%
Media	0.5%
Metals & Mining	7.2%
Multiline Retail	1.9%
Oil, Gas & Consumable Fuels	3.8%
Pharmaceuticals	6.2%
Professional Services	1.0%
Real Estate Investment Trust	1.0%
Real Estate Management & Development	1.0%
Road & Rail	1.0%
Semiconductors & Semiconductor Equipment	5.2%
Software	0.6%
Specialty Retail	0.8%
Textiles, Apparel & Luxury Goods	4.7%
Thrifts & Mortgage Finance	0.4%
Trading Companies & Distributors	2.4%
Transportation Infrastructure	1.4%
Other Assets in Excess of Liabilities	3.2%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) returned 19.51% for the year ended December 31, 2012. This return was above the performance of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”) (which returned 18.63% for the year) and below the MSCI Emerging Markets Growth Index (which returned 20.86% for the year).

The Fund now uses the MSCI Emerging Markets Index as its Benchmark. The MSCI Emerging Markets Growth Index, which was previously used as the Fund’s primary benchmark, will be used as a secondary performance benchmark. The broad-based MSCI Emerging Markets Index is a more accurate representative of the Fund’s investment universe.

The strong returns within emerging markets during 2012 were fuelled by the significant increase in global liquidity by developed market central banks, which benefited most financial assets. Also, as emerging markets growth slowed due to the economic slowdown in Europe and China, a disinflationary tailwind swept across developing economies. This allowed many emerging market central banks to aggressively ease monetary policy and continue to stimulate their economies. This presented an attractive investment environment and emerging markets equities rallied strongly in the second half of 2012. As the year came to a close, there were signs that the Chinese economy was improving. Stimulus implemented at the start of the second quarter began to show up in the economic data. The quarter also brought new leadership in Beijing and optimism that the new leaders would usher in a more proactive reform agenda. Elsewhere in emerging markets, other large economies, such as Brazil, India and South Korea, were showing signs that the worst of the growth slowdown of 2012 had passed.

Over the course of 2012, key contributors to performance versus the Benchmark were the Fund’s holdings in the consumer discretionary and materials sectors. In addition, stock selection in Brazil and Mexico contributed positively to the performance of the Fund.

Consumer discretionary holding NagaCorp, Ltd. (Ticker: 3918 HK) was the most significant contributor to the Fund’s return for 2012 relative to the Benchmark. NagaCorp, Ltd. owns, manages and operates the largest integrated gaming and entertainment hotel complex in Cambodia, NagaWorld. During the past several years NagaWorld has seen strong earnings growth, which has coincided with the steady rise in tourism in Cambodia. The hotel complex is currently going through various upgrades that that should contribute to its near-term earnings growth. Additionally, the company is scheduled to open its Naga2 property by the end of 2015.

Within Brazil, Kroton Educacional SA (Ticker: KROT3 BZ) was a holding that significantly contributed to relative returns for the year. Kroton Educacional SA is active in the private education sector. The company manages preschool, elementary, secondary and college preparatory schools, as well as higher, professional and post-graduation education, free courses and other related educational activities. In addition, it is involved in the wholesale, retail, distribution, import and export of textbooks. Kroton is well-positioned to benefit from government efforts to establish a strong student financing platform. The Brazilian government is actively seeking to drive increased levels of post-secondary education to build a higher skilled workforce. With a new government financing program in place, we believe post-secondary education demand should noticeably strengthen as income potential can increase significantly with the attainment of a post-secondary degree.

Certain areas detracted from Fund performance during the year. Two sectors that negatively affected performance of the Fund versus the Benchmark were information technology and health care. Additionally, holdings in South Korea and China detracted from Fund performance versus the Benchmark.

Within information technology, China-based Baidu, Inc. SP ADR (Ticker: BIDU) was a significant detractor from performance for 2012. Baidu is a Chinese-language Internet search provider. The company offers a Chinese-language search platform that enables users to find relevant information online, including Web pages, news, images, documents and multimedia files, through links provided on its websites. Baidu’s share price declined during the year due to the combination of lost market share to recently launched competitor Qihu (which continues to expand its vertical search engine platforms) and reduced advertising revenue due to macroeconomic uncertainty.

Within South Korea, health care holding Seegene, Inc. (Ticker: 096530 KS) was the most significant detractor for the year. Seegene specializes in molecular diagnostics and develops technology and products that diagnose disease at the genetic level. Seegene’s molecular diagnosis technology and products allow patients to benefit from cost effective and personalized diagnosis tools and allow doctors to offer accurate and effective treatment to patients. Seegene’s share price fell steeply mid-year due in part to a perceived delay in an expected global distribution deal.

Looking ahead, each of the last few years has seen periods of extreme concern regarding the state of the world, and equivalently exuberant market responses when those concerns ultimately fade. These worries usually have been driven by risks in Europe, though increasingly those ‘risk-off’ events are occurring at the hands of U.S. policymakers. However, we believe that the ability of the global economy to withstand shocks, from the perspectives of economic strength and financial liquidity, is better than it has been in the recent years. As such, we would not anticipate the global markets getting as near the cliff’s edge as they have in each of the past few years.

Recent improving global economic data is something we have been watching quite closely. We believe in the economic growth suggested by the data but remain cautious. We remember this narrative from the past few years where expectations ramp up at the start of the year only to be revised downward as the year progresses. We continue to believe that we reside in a low-growth world and that investors must be nimble to manage the volatility that accompanies such environments.

Globally, we are seeing many new opportunities in non-U.S. markets that did not look possible at this time last year. Financial conditions in Europe have meaningfully eased and the emerging markets outlook has improved thanks to low inflation, lower cost of capital, and inflecting growth trajectories. We remain optimistic but expect periods of volatility as government actions help and hurt economies in the year ahead.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver
Lead Portfolio Manager	Co-Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/12	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/97 - 12/31/12)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	19.51%	7.86%	–0.56%	18.76%	14.17%
MSCI Emerging Markets Index[2]	18.63%	4.98%	–0.61%	16.89%	9.24%
MSCI Emerging Markets Growth Index[3]	20.86%	5.50%	–1.71%	15.11%	8.22%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 21 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)
EQUITY SECURITIES — 92.5%
FAR EAST — 50.1%
China — 16.8%
AIA Group, Ltd.	2,835,910	$11,248,170
Belle International Holdings, Ltd.	3,002,000	6,639,149
China Life Insurance Co., Ltd. — H	2,801,077	9,277,342
China State Construction International Holdings, Ltd.	6,178,270	7,541,588
CIMC Enric Holdings, Ltd.	13,386,583	12,122,862
CNOOC, Ltd.	4,454,000	9,812,220
ENN Energy Holdings, Ltd.	2,158,000	9,456,116
Geely Automobile Holdings, Ltd.	15,645,344	7,560,463
Haier Electronics Group Co., Ltd.**	11,910,886	17,666,210
Industrial & Commercial Bank of China, Ltd. — H	20,062,000	14,480,287
Kunlun Energy Co., Ltd.	4,648,000	9,827,459
Lenovo Group, Ltd.	11,316,000	10,434,031
Sino-Ocean Land Holdings, Ltd.	3,973,774	3,022,136
Sunac China Holdings, Ltd.	9,598,000	7,510,613
Tencent Holdings, Ltd.	622,400	20,412,670
Want Want China Holdings, Ltd.	3,076,580	4,311,537
Zoomlion Heavy Industry Science and Technology Co., Ltd. — H	3,219,000	4,847,117

		166,169,970

South Korea — 9.1%
Hyundai Glovis Co., Ltd.	58,847	12,248,410
Kolao Holdings	243,063	4,196,097
Samsung Electro-Mechanics Co., Ltd.	63,930	5,976,226
Samsung Electronics Co., Ltd.	39,240	56,380,026
SK Innovation Co., Ltd.	68,375	11,313,577

		90,114,336

India — 5.7%
Axis Bank, Ltd.	329,702	8,284,079
HCL Technologies, Ltd.	638,777	7,256,478
HDFC Bank, Ltd.	364,986	4,550,252
IDFC, Ltd.	5,674,746	17,998,615
Maruti Suzuki India, Ltd.	249,918	6,848,234
Sun Pharmaceutical Industries, Ltd.	280,592	3,795,360
Yes Bank, Ltd.	896,217	7,633,049

		56,366,067

	Number of Shares	Market Value (Note A)
Taiwan — 4.3%
Asustek Computer, Inc.	458,000	$5,186,566
Far EasTone Telecommunications Co., Ltd.	2,586,000	6,603,037
MediaTek, Inc.	529,000	5,917,966
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,413,681	24,258,766

		41,966,335

Philippines — 3.5%
Ayala Land, Inc.	6,085,100	3,933,236
Bank of Philippine Islands	4,417,804	10,248,529
International Container Terminal Services, Inc.	3,039,461	5,491,058
SM Investments Corp.	438,700	9,466,052
SM Prime Holdings, Inc.	12,877,200	5,190,733

		34,329,608

Singapore — 2.9%
Lippo Malls Indonesia Retail Trust — REIT	22,142,888	8,919,620
Yoma Strategic Holdings, Ltd.	33,774,152	19,936,468

		28,856,088

Malaysia — 2.3%
Axiata Group BHD	6,079,900	13,150,456
Public Bank BHD	1,872,234	9,989,693

		23,140,149

Thailand — 1.9%
CP All PCL — NVDR	3,850,512	5,789,946
Land & Houses PCL — NVDR	27,658,000	8,869,692
Siam Commercial Bank PCL — NVDR	686,064	4,094,167

		18,753,805

Cambodia — 1.9%
NagaCorp, Ltd.	30,464,696	18,612,289

Indonesia — 1.7%
PT Bank Mandiri Persero Tbk	5,022,500	4,242,576
PT Semen Indonesia Persero Tbk	2,679,947	4,426,791
PT Telekomunikasi Indonesia Persero Tbk	4,183,592	3,943,150
PT Tower Bersama Infrastructure Tbk**	7,731,445	4,576,557

		17,189,074

Total FAR EAST		495,497,721

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)
SOUTH AMERICA — 15.5%
Brazil — 13.0%
Anhanguera Educacional Participacoes SA	605,700	$10,226,642
Arezzo Industria e Comercio SA	79,295	1,531,681
Banco Bradesco SA — Pref.	391,201	6,719,677
BR Malls Participacoes SA	642,578	8,479,833
Brazil Pharma SA	841,202	5,916,146
Cia. de Bebidas das Americas — Pref.	272,800	11,402,307
Even Construtora e Incorporadora SA	1,407,875	6,463,504
Itau Unibanco Holding SA — PREF ADR	678,823	11,173,427
Kroton Educacional SA**	735,119	16,605,252
Mills Estruturas e Servicos de Engenharia SA	465,228	7,725,398
Qualicorp SA**	1,027,613	10,645,017
Randon Participacoes SA — Pref.	486,570	3,015,665
Vale SA — Pref.	1,424,872	28,441,767

		128,346,316

Peru — 1.4%
Credicorp, Ltd.	97,327	14,264,245

Chile — 0.7%
SACI Falabella	729,495	7,514,218

Colombia — 0.4%
Almacenes Exito SA	189,575	3,808,666

Total SOUTH AMERICA		153,933,445

EUROPE — 11.7%
Russia — 6.8%
Eurasia Drilling Co., Ltd. —GDR	496,363	17,989,114
Magnit — SP GDR	593,532	24,130,500
Rosneft OAO — GDR	1,337,622	12,120,533
Sberbank RF — SP ADR	1,030,699	12,921,965

		67,162,112

Turkey — 2.5%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,041,740	4,951,851
Tofas Turk Otomobil Fabrikasi AS	454,873	2,677,702
Trakya Cam Sanayii AS**	1,741,978	2,382,506
Turkiye Garanti Bankasi AS	942,944	4,921,630
Turkiye Halk Bankasi AS	992,534	9,784,055

		24,717,744

Netherlands — 1.4%
LyondellBasell Industries NV	243,212	13,884,973

	Number of Shares	Market Value (Note A)
Poland — 0.5%
Eurocash SA	380,689	$5,374,896

United Kingdom — 0.5%
Old Mutual PLC	1,618,348	4,704,185

Total EUROPE		115,843,910

NORTH AMERICA — 7.1%
Mexico — 7.1%
Bolsa Mexicana de Valores SAB de CV	1,953,005	4,925,459
El Puerto de Liverpool SAB de CV	746,468	7,898,194
Fibra Uno Administracion SA de CV — REIT	5,958,468	17,977,322
Fomento Economico Mexicano SAB de CV — SP ADR	48,642	4,898,249
Grupo Financiero Banorte SAB de CV — O	2,435,078	15,724,218
Kimberly-Clark de Mexico SAB de CV — A	2,670,631	6,859,267
Mexichem SAB de CV	2,096,254	11,645,405

		69,928,114

Total NORTH AMERICA		69,928,114

AFRICA — 5.2%
South Africa — 3.6%
Barloworld, Ltd.	17,164	178,006
FirstRand, Ltd.	1,379,277	5,075,406
Impala Platinum Holdings, Ltd.	264,968	5,299,130
Life Healthcare Group Holdings, Ltd.	1,374,232	5,522,722
Mr. Price Group, Ltd.	563,812	9,344,145
MTN Group, Ltd.	484,489	10,197,875

		35,617,284

Nigeria — 1.6%
Zenith Bank PLC	125,462,191	15,659,674

Total AFRICA		51,276,958

MIDDLE EAST — 2.9%
Qatar — 1.2%
Industries Qatar QSC	268,641	11,485,565

United Arab Emirates — 1.1%
Emaar Properties PJSC	11,023,747	11,388,917

Pakistan — 0.6%
Engro Foods, Ltd.**	5,749,243	5,804,544

Total MIDDLE EAST		28,679,026

Total EQUITY SECURITIES (Cost $769,883,793)		915,159,174

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)
EQUITY CERTIFICATES — 1.0%
MIDDLE EAST — 1.0%
Saudi Arabia — 1.0%
Etihad Etisalat Co.†	475,416	$9,634,584

Total MIDDLE EAST		9,634,584

Total EQUITY CERTIFICATES (Cost $8,851,698)		9,634,584

EXCHANGE-TRADED FUNDS — 0.5%
NORTH AMERICA — 0.5%
United States — 0.5%
Energy Select Sector SPDR Fund	71,997	5,143,466

Total NORTH AMERICA		5,143,466

Total EXCHANGE-TRADED FUNDS (Cost $5,273,370)		5,143,466

TOTAL INVESTMENTS (COST $784,008,861)	94.0%	$929,937,224
Other Assets In Excess Of Liabilities	6.0%	59,320,786

Net Assets	100.0%	$989,258,010

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$788,366,456

Gross Appreciation	$146,752,637
Gross Depreciation	(5,181,869)

Net Appreciation	$141,570,768

**	Non-income producing security

†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2012, the value of these restricted securities amounted to $9,634,584 or 1.0% of net assets.

Additional information on each restricted security is as follows (see Note A in Notes to Financial Statements):

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Etihad Etisalat Co.	MSCO	08/27/12 to 10/10/12	$8,851,698

GDR — Global Depository Receipt

MSCO — Morgan Stanley & Co., Inc.

NVDR — Non-Voting Depository Receipt

PREF ADR — Preferred American Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	50.1%
South America	15.5%
Eastern Europe	9.8%
North America	7.6%
Africa	5.2%
Middle East	3.9%
Western Europe	1.9%

Top Ten Holdings*

Samsung Electronics Co., Ltd.	5.7%
Vale SA — Pref.	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	2.5%
Magnit — SP GDR	2.4%
Tencent Holdings, Ltd.	2.1%
Yoma Strategic Holdings, Ltd.	2.0%
NagaCorp, Ltd.	1.9%
IDFC, Ltd.	1.8%
Eurasia Drilling Co., Ltd. — GDR	1.8%
Fibra Uno Administracion SA de CV — REIT	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2012.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2012

Industry	Percent of Net Assets
Aerospace & Defense	0.5%
Air Freight & Logistics	1.2%
Automobiles	2.2%
Beverages	1.6%
Buliding Products	0.2%
Chemicals	2.6%
Commercial Banks	15.6%
Computers & Peripherals	1.6%
Construction & Engineering	2.8%
Construction Materials	0.4%
Diversified Consumer Services	2.7%
Diversified Financial Services	2.8%
Diversified Telecommunications	0.4%
Electronic Equipment, Instruments & Components	0.6%
Energy Equipment & Services	1.8%
Food & Staples Retailing	4.6%
Food Products	1.0%
Gas Utilities	1.0%
Health Care Providers & Services	1.6%
Hotels, Restaurants & Leisure	1.9%
Household Durables	2.4%

Industry	Percent of Net Assets
Household Products	0.7%
Industrial Conglomerates	2.1%
Insurance	2.6%
Internet Software & Services	2.1%
IT Services	0.7%
Machinery	2.0%
Metals & Mining	3.4%
Multiline Retail	1.6%
Oil, Gas & Consumable Fuels	4.4%
Other	0.5%
Pharmaceuticals	0.4%
Real Estate Investment Trust	2.7%
Real Estate Management & Development	4.9%
Semiconductors & Semiconductor Equipment	8.7%
Specialty Retail	1.6%
Textiles, Apparel & Luxury Goods	0.2%
Trading Companies & Distributors	0.8%
Transportation Infrastructure	0.6%
Wireless Telecommunication Services	4.5%
Other Assets in Excess of Liabilities	6.0%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned 28.83% for the year ended December 31, 2012.1 This return was above the performance of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”) (which returned 22.60% for the same period) and above the performance of the MSCI Emerging Markets Index (which returned 18.63% for the same period), which is the Fund’s secondary benchmark index.

The strong returns within emerging markets during 2012 were fuelled by the significant increase in global liquidity by developed market central banks, which benefited most financial assets. Also, as emerging markets growth slowed due to the economic slowdown in Europe and China, a disinflationary tailwind swept across developing economies. This allowed many emerging market central banks to aggressively ease monetary policy and continue to stimulate their economies. This presented an attractive investment environment and emerging markets equities rallied strongly in the second half of 2012. As the year came to a close, there were signs that the Chinese economy was improving. Stimulus implemented at the start of the second quarter began to show up in the economic data. The quarter also brought new leadership in Beijing and optimism that the new leaders would usher in a more proactive reform agenda. Elsewhere in emerging markets, other large economies, such as Brazil, India and South Korea, were showing signs that the worst of the growth slowdown of 2012 had passed.

For 2012, key contributors to performance versus the Benchmark were the Fund’s holdings in the consumer staples and consumer discretionary sectors. In addition, stock selection in South Korea, Indonesia and Malaysia contributed to the Fund’s outperformance.

Consumer discretionary holding NagaCorp, Ltd. (Ticker: 3918 HK) was the most significant contributor to return for 2012. NagaCorp, Ltd. owns, manages and operates the largest integrated gaming and entertainment hotel complex in Cambodia, NagaWorld. During the past several years NagaWorld has seen strong earnings growth, which has coincided with the steady rise in tourism in Cambodia. The hotel complex is currently going through various upgrades that should contribute to its near-term earnings growth. Additionally, the company is scheduled to open its Naga2 property by the end of 2015.

Within South Korea, consumer staples company Cosmax, Inc. (Ticker: 044820 KS) was a significant contributor to the Fund’s return for 2012. Cosmax develops skincare, makeup, hair care, and health care products. The market for domestic brands in South Korea continued to expand during the year, benefiting domestic manufacturers such as Cosmax. Within China, Cosmax sales also grew at a strong pace. Earnings are likely to remain strong due to capacity increases from overseas operations and strong growth within its domestic market.

Certain areas detracted from Fund performance during the year. Two sectors that negatively affected performance of the Fund versus the Benchmark were health care and materials. Additionally, holdings in Canada (companies with significant exposure to emerging markets), the United Kingdom and Hong Kong detracted from Fund performance versus the Benchmark.

Within health care, South Korean holding Seegene, Inc. (Ticker: 096530 KS) was the most significant detractor for the year. Seegene specializes in molecular diagnostics and develops technology and products that diagnose disease at the genetic level. Seegene’s molecular diagnosis technology and products allow patients to benefit from cost effective and personalized diagnosis tools and allow doctors to offer accurate and effective treatment to patients. Seegene’s share price fell steeply mid-year due in part to a perceived delay in an expected global distribution deal.

Within the United Kingdom, energy holding Chariot Oil & Gas Ltd. (Ticker: CHAR LN) was the most significant detractor. Chariot Oil & Gas Ltd. is an independent oil and gas exploration company focused on offshore West Africa with a portfolio of assets located in the underexplored regions of Namibia, Mauritania and Morocco. Chariot’s exploration efforts during 2012 were less successful than investors had hoped and costs increased significantly during the year.

We utilized option strategies in the Fund primarily to hedge a portion of the Fund’s portfolio, dampen volatility, and manage downside risk. These strategies primarily consisted of puts and put spreads on exchange-traded funds (ETFs). As the market posted strong returns during 2012, the options detracted from performance. However, the options did help lessen volatility and manage downside risk, which are key considerations in the management of the Fund.

Looking ahead, each of the last few years has seen periods of extreme concern regarding the state of the world, and equivalently exuberant market responses when those concerns ultimately fade. These worries usually have been driven by risks in Europe, though increasingly those ‘risk-off’ events are occurring at the hands of U.S. policymakers. However, we believe that the ability of the global economy to withstand shocks, from the perspectives of economic strength and financial liquidity, is better than it has been in the recent years. As such, we would not anticipate the global markets getting as near the cliff’s edge as they have in each of the past few years.

Recent improving global economic data is something we have been watching quite closely. We believe in the economic growth suggested by the data, but remain cautious. We remember this narrative from the past few years where expectations ramp up at the start of the year only to be revised downward as the year progresses. We continue to believe that we reside in a low-growth world and that investors must be nimble to manage the volatility that accompanies such environments.

Globally, we are seeing many new opportunities in non-U.S. markets that did not look possible at this time last year. Financial conditions in Europe have meaningfully eased and the emerging markets outlook has improved thanks to low inflation, lower cost of capital, and inflecting growth trajectories. We remain optimistic but expect periods of volatility as government actions help and hurt economies in the year ahead.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Chad Cleaver	Howard Schwab
Lead Portfolio Manager	Co-Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/12	1 Year	Since Inception (08/22/11 - 12/31/12)	3 Years	Since Inception (12/01/08 - 12/31/12)
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	28.83%	9.75%	11.66%	23.10%
MSCI Emerging Markets Small Cap Index[2]	22.60%	4.17%	4.51%	28.20%
MSCI Emerging Markets Index[3]	18.63%	9.27%	4.98%	21.72%

[1]

The Driehaus Emerging Markets Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on December 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Small Cap Index (MSCI Emerging Markets Small Cap Index) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in 21 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization weighted index designed to measure equity market performance in 21 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)

EQUITY SECURITIES — 81.3%
FAR EAST — 51.2%
China — 13.8%
China Medical System Holdings, Ltd.	1,515,000	$1,182,514
CIMC Enric Holdings, Ltd.	1,280,000	1,159,165
Geely Automobile Holdings, Ltd.	2,457,839	1,187,727
GOME Electrical Appliances Holding, Ltd.**	6,134,000	742,209
Haier Electronics Group Co., Ltd.**	1,464,853	2,172,668
Hilong Holding, Ltd.	3,267,000	1,161,956
Honghua Group, Ltd.	3,153,000	1,406,299
Ju Teng International Holdings, Ltd.	1,308,000	630,328
Sunac China Holdings, Ltd.	1,062,000	831,035
Trinity, Ltd.	1,082,000	716,319

		11,190,220

Indonesia — 6.2%
PT Ace Hardware Indonesia Tbk	10,102,000	864,069
PT Bekasi Fajar Industrial Estate Tbk**	6,551,000	463,921
PT Jasa Marga Persero Tbk	798,000	452,047
PT Summarecon Agung Tbk	3,624,000	717,024
PT Surya Esa Perkasa Tbk**	1,422,000	458,968
PT Tempo Scan Pacific Tbk	870,000	336,905
PT Tower Bersama Infrastructure Tbk**	2,902,000	1,717,812

		5,010,746

Philippines — 6.2%
Bloomberry Resorts Corp.**	2,001,613	643,441
Megaworld Corp.	8,305,000	562,162
Metro Pacific Investments Corp.	7,521,000	818,415
Philippine Seven Corp.	173,610	391,209
Robinsons Land Corp.	1,455,800	737,035
Security Bank Corp.	126,784	482,840
Universal Robina Corp.	186,690	381,450
Vista Land & Lifescapes, Inc.	8,263,000	980,310

		4,996,862

Thailand — 4.9%
Beauty Community PCL — NVDR**	1,215,900	635,973
Home Products Center PCL — NVDR	1,858,380	772,688
Land & Houses PCL — NVDR	4,805,300	1,541,020

	Number of Shares	Market Value (Note A)

Malee Sampran Factory PCL — NVDR	172,700	$641,534
Siam Makro PCL — NVDR	26,461	387,010

		3,978,225

Malaysia — 4.6%
Dialog Group BHD	854,700	674,536
Guinness Anchor BHD	112,600	611,236
Oldtown BHD	3,307,800	2,464,805

		3,750,577

South Korea — 4.2%
Cosmax, Inc.	14,670	595,559
Kolao Holdings	164,533	2,840,401

		3,435,960

Singapore — 3.9%
First REIT	852,000	742,123
Lippo Malls Indonesia Retail Trust — REIT	1,860,000	749,247
Parkson Retail Asia, Ltd.	80,000	86,544
Yoma Strategic Holdings, Ltd.	2,719,000	1,604,992

		3,182,906

Cambodia — 3.9%
NagaCorp, Ltd.	5,166,098	3,156,208

Taiwan — 2.5%
Chailease Holding Co., Ltd.	241,000	556,144
Hiwin Technologies Corp.	102,150	755,009
St. Shine Optical Co., Ltd.	45,000	688,258

		1,999,411

Sri Lanka — 1.0%
John Keells Holdings PLC	444,250	769,821

Total FAR EAST		41,470,936

SOUTH AMERICA — 9.9%
Brazil — 8.6%
Arezzo Industria e Comercio SA	47,374	915,088
BR Properties SA	64,573	804,206
Iguatemi Empresa de Shopping Centers SA	54,200	721,078
Kroton Educacional SA**	47,200	1,066,178
Marcopolo SA — Pref.	96,900	610,505
Mills Estruturas e Servicos de Engenharia SA	49,100	815,336
OdontoPrev SA	99,000	518,813
Qualicorp SA**	59,846	619,943
Randon Participacoes SA — Pref.	151,988	941,992

		7,013,139

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)

Peru — 1.3%
Alicorp SA	102,348	$332,806
Intercorp Financial Services Inc.	20,209	723,482

		1,056,288

Total SOUTH AMERICA		8,069,427

AFRICA — 7.8%
Nigeria — 5.4%
Guaranty Trust Bank PLC	9,796,926	1,443,031
Guinness Nigeria PLC	534,757	941,775
Unilever Nigeria PLC	1,232,564	367,924
Zenith Bank PLC	13,038,278	1,627,384

		4,380,114

South Africa — 2.0%
Life Healthcare Group Holdings, Ltd.	201,186	808,520
The Spar Group, Ltd.	50,536	788,852

		1,597,372

Kenya — 0.4%
Safaricom, Ltd.	5,575,500	327,399

Total AFRICA		6,304,885

NORTH AMERICA — 5.0%
Mexico — 4.6%
Alsea SAB de CV**	181,600	362,040
Banregio Grupo Financiero SAB de CV	192,943	879,164
Bolsa Mexicana de Valores SAB de CV	374,376	944,173
Fibra Uno Administracion SA de CV — REIT	522,100	1,575,230

		3,760,607

Canada — 0.4%
Africa Oil Corp.**	44,412	315,407

Total NORTH AMERICA		4,076,014

EUROPE — 4.2%
Turkey — 2.1%
Koza Altin Isletmeleri AS	15,256	369,079
Tofas Turk Otomobil Fabrikasi AS	91,439	538,274
Trakya Cam Sanayii AS**	560,988	767,264

		1,674,617

United Kingdom — 1.3%
Ophir Energy PLC**	129,063	1,066,564

Kazakhstan — 0.8%
Halyk Savings Bank of Kazakhstan — GDR**	79,945	655,549

Total EUROPE		3,396,730

	Number of Shares	Market Value (Note A)

MIDDLE EAST — 3.2%
Pakistan — 1.8%
Engro Foods, Ltd.**	909,797	$918,548
Fatima Fertilizer Co., Ltd.	1,864,817	506,467

		1,425,015

Egypt — 1.4%
Commercial International Bank Egypt SAE	95,912	521,333
Juhayna Food Industries	508,882	615,299

		1,136,632

Total MIDDLE EAST		2,561,647

Total EQUITY SECURITIES (Cost $52,776,606)		65,879,639

EQUITY CERTIFICATES— 8.7%
FAR EAST — 6.8%
India — 6.8%
Colgate-Palmolive, Ltd.†	43,001	1,229,912
Federal Bank, Ltd.†	116,215	1,141,575
Jaiprakash Associates, Ltd.†	593,755	1,050,098
Kaveri Seed Co., Ltd.†	28,723	674,118
Page Industries, Ltd.†	8,242	515,121
Yes Bank, Ltd.†**	107,667	911,898

		5,522,722

Total FAR EAST		5,522,722

MIDDLE EAST — 1.9%
Saudi Arabia — 1.9%
Fawaz Abdulaziz Alhokair & Co.†	28,608	793,353
Herfy Food Services Co.†	25,992	727,737

		1,521,090

Total MIDDLE EAST		1,521,090

Total EQUITY CERTIFICATES (Cost $6,278,516)		7,043,812

EXCHANGE-TRADED FUNDS —2.2%
FAR EAST — 1.2%
China — 1.2%
iShares A50 China Index	674,600	969,577

Total FAR EAST		969,577

NORTH AMERICA — 1.0%
United States — 1.0%
Market Vectors Junior Gold Miners	43,713	865,517

Total NORTH AMERICA		865,517

Total EXCHANGE-TRADED FUNDS (Cost $1,766,097)		1,835,094

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)

PURCHASED CALL OPTIONS — 0.2%
iShares MSCI Taiwan Index Fund, Exercise Price: $13.00, Expiration Date January, 2013**	1,000	$55,000
SPDR Gold Trust, Exercise Price: $164.00, Expiration Date March, 2013**	250	81,000

Total PURCHASED CALL OPTIONS (Premiums paid $157,803)		136,000

PURCHASED PUT OPTIONS — 0.3%
iShares MSCI Emerging Markets Index Fund, Exercise Price: $43.00, Expiration Date January, 2013**	5,000	140,000
iShares MSCI Brazil Index Fund, Exercise Price: $50.00, Expiration Date March, 2013 **	500	35,500
SPDR Gold Trust, Exercise Price: $157.00, Expiration Date March, 2013**	250	46,000

Total PURCHASED PUT OPTIONS (Premiums paid $490,322)		221,500

TOTAL INVESTMENTS (COST $61,469,344)	92.7%	$75,116,045
Other Assets In Excess Of Liabilities	7.3%	5,881,345

Net Assets	100.0%	$80,997,390

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$62,354,539

Gross Appreciation	$14,511,280
Gross Depreciation	(1,749,774)

Net Appreciation	$12,761,506

**	Non-income producing security

†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2012, the value of these restricted securities amounted to $7,043,812 or 8.7% of net assets.

Additional information on each restricted security is as follows (see Note A in Notes to Financial Statements):

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Colgate-Palmolive, Ltd.	MLCO	08/16/12 to 12/19/12	$963,504
Fawaz Abdulaziz Alhokair & Co.	MLCO & MSCO	10/09/12 to 11/05/12	$750,686
Federal Bank, Ltd.	MLCO	12/04/12 to 12/11/12	$1,054,209
Herfy Food Services Co.	MSCO	09/11/12 to 10/01/12	$705,543
Jaiprakash Associates, Ltd.	MLCO	11/30/12 to 12/19/12	$1,069,972
Kaveri Seed Co., Ltd.	MLCO	10/05/12 to 11/01/12	$588,605
Page Industries, Ltd.	MLCO	04/27/12 to 05/11/12	$480,548
Yes Bank, Ltd.	MLCO	08/22/11 to 09/28/12	$665,449

GDR — Global Depository Receipt

MLCO — Merrill Lynch & Co., Inc.

MSCO — Morgan Stanley & Co., Inc.

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

Regional weightings(a)(b)

Asia/Far East Ex-Japan	59.2%
South America	9.9%
Africa	7.8%
North America	6.0%
Middle East	5.1%
Eastern Europe	2.9%
Western Europe	1.3%

Top Ten Holdings(a)

NagaCorp, Ltd.	3.9%
Kolao Holdings	3.5%
Oldtown BHD	3.0%
Haier Electronics Group Co., Ltd.	2.7%
PT Tower Bersama Infrastructure Tbk	2.1%
Zenith Bank PLC	2.0%
Yoma Strategic Holdings, Ltd.	2.0%
Fibra Uno Administracion SA de CV — REIT	1.9%
Land & Houses PCL — NVDR	1.9%
Guaranty Trust Bank PLC	1.8%

(a) All percentages are stated as a percent of net assets at December 31, 2012.

(b)	Excludes purchased options.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2012

Industry	Percent of Net Assets
Automobiles	5.6%
Beverages	1.9%
Building Products	0.9%
Chemicals	0.6%
Commercial Banks	9.5%
Construction & Engineering	2.8%
Diversified Consumer Services	1.3%
Diversified Financial Services	3.8%
Electronic Equipment, Instruments & Components	0.8%
Energy Equipment & Services	3.2%
Food & Staples Retailing	1.9%
Food Products	7.4%
Health Care Equipment & Supplies	0.8%
Health Care Providers & Services	2.4%
Hotels, Restaurants & Leisure	6.0%
Household Durables	2.7%
Household Products	0.5%

Industry	Percent of Net Assets
Industrial Conglomerates	2.2%
Machinery	4.3%
Metals & Mining	0.5%
Multiline Retail	0.1%
Oil, Gas & Consumable Fuels	2.3%
Other	2.7%
Personal Products	2.3%
Pharmaceuticals	1.9%
Real Estate Investment Trust	3.8%
Real Estate Management & Development	9.1%
Specialty Retail	4.7%
Textiles, Apparel & Luxury Goods	2.6%
Trading Companies & Distributors	1.0%
Transportation Infrastructure	0.6%
Wireless Telecommunication Services	2.5%
Other Assets in Excess of Liabilities	7.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned 11.67% for the year ended December 31, 2012. This return was below the performance of the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), which returned 17.19%.

In 2012, the MSCI World ex USA Small Cap Index was removed as a benchmark for the Fund as it is less representative of the Fund’s investment universe. The MSCI All Country World ex USA Small Cap Growth Index includes the emerging markets, in which the Fund invests, whereas the MSCI World ex USA Small Cap Index does not.

Assisted by strong currency gains, the European indices saw strong gains for 2012, as did many equity markets in emerging Asia. From a sector perspective, financial stocks were favored while defensive sectors, such as utilities and consumer staples, were laggards after years of stronger relative performance. Energy also was a weak sector globally, as oil prices ended the year close to their starting point despite a volatile ride in between. As the year closed, an appreciating euro aided returns within the euro zone’s more defensive markets as well as its more speculative markets. Greek equities were the big winner thanks to further European largesse, posting the strongest returns in the developed world for 2012. While countries with higher beta to the European crisis were rewarded, investors also continued to favor German stocks, helping it to also be one of the top markets for the year. Elsewhere, the Nikkei seemed to garner much attention due to the unusual nature of the yen’s descent.

For 2012, security selection within the energy and consumer discretionary sectors detracted from the Fund’s performance versus the Benchmark. At the country level, security selection within South Korea and Norway provided negative relative returns.

Within the energy sector, Lamprell PLC (LSE: LAM LN) was the most significant detractor from returns for the year. Lamprell provides specialized refurbishment and construction services to the oil and gas industry. The company upgrades and refurbishes offshore jack-up rigs; provides fabrication, assembly and new build construction for the offshore oil and gas sector, including jack-up rigs, floating, production, storage and offloading and other offshore and onshore structures; and provides oilfield engineering services. It also upgrades and refurbishes land rigs. Lamprell shares declined during the second quarter of the year after the company provided guidance that it would see a loss for the first half of 2012 due to cost overruns associated with continued delays on one of its projects.

Within South Korea, holding Seegene, Inc. (Ticker: 096530 KS) was a significant detractor for the year. Seegene specializes in molecular diagnostics and develops technology and products that diagnose disease from the genetic level. Seegene’s molecular diagnosis technology and products allow patients to benefit from cost effective and personalized diagnosis tools and allow doctors to offer accurate and effective treatment to patients. Seegene’s share price fell steeply mid-year due in part to a perceived delay in an expected global distribution deal.

Over the course of 2012, key contributors to performance versus the Benchmark were the Fund’s holdings in the financials and industrials sectors. In addition, stock selection in Germany and the Philippines contributed positively to the performance of the Fund compared to the Benchmark. The Fund was significantly underweight the materials sector throughout the year, which also proved beneficial.

Within financials, Great Portland Estates PLC — REIT (Ticker: GPOR LN) contributed to returns for 2012. Great Portland Estates is a central London property investment and development REIT (real estate investment trust) with a portfolio of around $3 billion, including its share of joint ventures. Around 80% of its portfolio is focused on London’s West End, with the remainder located around London and in Southwark. Around 80% of the property is offices, while the rest is retail. Great Portland posted good financial results during 2012. The company continues to see strong interest in London’s West End.

From a country perspective, German-based Deutsche Wohnen AG (Ticker: DWNI GY) contributed to returns during the year. Deutsche Wohnen is a leading German residential property company with units in several metropolitan areas. Shares of Deutsche Wohnen saw a strong, steady increase during 2012. Recent acquisitions have added several thousand units to the company’s portfolio during a period where rental growth in its core markets looks to potentially be increasing.

Looking ahead, each of the last few years has seen periods of extreme concern regarding the state of the world, and equivalently exuberant market responses when those concerns ultimately fade. These worries usually have been driven by risks in Europe, though increasingly those ‘risk-off’ events are occurring at the hands of U.S. policymakers. However, we believe that the ability of the global economy to withstand shocks, from the perspectives of economic strength and financial liquidity, is better than it has been in the recent years. As such, we would not anticipate the global markets getting as near the cliff’s edge as they have in each of the past few years.

Recent improving global economic data is something we have been watching quite closely. We believe in the economic growth suggested by the data, but remain cautious. We remember this narrative from the past few years where expectations ramp up at the start of the year only to be revised downward as the year progresses. We continue to believe that we reside in a low-growth world and that investors must be nimble to manage the volatility that accompanies such environments.

Globally, we are seeing many new opportunities in non-U.S. markets that did not look possible at this time last year. Financial conditions in Europe have meaningfully eased and the emerging markets outlook has improved thanks to low inflation, lower cost of capital, and inflecting growth trajectories. We remain optimistic but expect periods of volatility as government actions help and hurt economies in the year ahead.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Small Cap Growth Fund and would like to express our gratitude to you as a shareholder for your continued confidence in our management capabilities.

Sincerely,

David Mouser	Howard Schwab	Ryan Carpenter
Lead Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus International Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/12	1 Year	3 Years	5 Years	Since Inception (09/17/07 - 12/31/12)	10 Years	Since Inception (08/1/02 - 12/31/12)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	11.67%	7.95%	–1.76%	1.60%	20.03%	17.61%
MSCI AC World ex USA Small Cap Growth Index[2]	17.19%	7.17%	–1.12%	-0.69%	12.44%	11.03%

[1]

The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on August 1, 2002, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to January 1, 2010, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a market capitalization-weighted index designed to measure equity performance in 44 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

In 2012, the Morgan Stanley Capital International World ex USA Small Cap Index (MSCI World ex USA Small Cap Index) was removed as a benchmark for the Fund as it is less representative of the Fund’s investment universe. The MSCI All Country World ex USA Small Cap Growth Index includes the emerging markets, which the Fund invests in, whereas the MSCI World ex USA Small Cap Index does not.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)

EQUITY SECURITIES — 96.8%
EUROPE — 47.3%
United Kingdom — 23.5%
ASOS PLC**	94,026	$4,147,339
Aveva Group PLC	142,390	5,109,746
Babcock International Group PLC	194,685	3,073,123
Barratt Developments PLC**	888,314	3,034,013
Booker Group PLC	1,540,819	2,458,830
Britvic PLC	506,055	3,372,510
Domino’s Pizza UK & IRL PLC	287,292	2,345,270
Fenner PLC	177,003	1,153,461
Filtrona PLC	271,649	2,443,091
Great Portland Estates PLC — REIT	630,162	5,066,579
Home Retail Group PLC	1,089,986	2,274,358
New Melrose PLC**	641,445	2,356,186
Rotork PLC	121,051	5,053,115
RPC Group PLC	338,464	2,193,177
Spectris PLC	71,810	2,423,363
Spirax-Sarco Engineering PLC	103,208	3,864,491
Telecity Group PLC	170,701	2,204,517
Victrex PLC	98,837	2,634,207

		55,207,376

Germany — 12.1%
Deutsche Wohnen AG	287,095	5,329,957
Freenet AG	94,260	1,746,975
Gerresheimer AG	47,108	2,503,095
Gerry Weber International AG	70,158	3,398,179
GSW Immobilien AG	121,637	5,153,345
Krones AG	29,437	1,834,057
MTU Aero Engines Holding AG	26,121	2,383,806
Wincor Nixdorf AG	50,875	2,399,392
Wirecard AG	149,239	3,684,350

		28,433,156

Spain — 2.1%
Viscofan SA	89,232	5,054,346

France — 2.0%
Ingenico SA	81,125	4,615,168

Norway — 1.5%
Opera Software ASA	212,388	1,216,805
Petroleum Geo-Services ASA	134,634	2,344,972

		3,561,777

Switzerland — 1.5%
Ferrexpo PLC	814,590	3,420,299

Sweden — 1.4%
Axis Communications AB	122,202	3,365,770

	Number of Shares	Market Value (Note A)

Denmark — 1.1%
Christian Hansen Holding AS	77,005	$2,507,809

Finland — 1.0%
Konecranes OYJ	70,845	2,417,665

Luxembourg — 0.9%
AZ Electronic Materials SA	356,820	2,052,984

Italy — 0.2%
Yoox SpA**	30,517	483,354

Total EUROPE		111,119,704

FAR EAST — 37.4%
Japan — 18.3%
Aeon Credit Service Co., Ltd.	116,600	2,359,343
Anritsu Corp.	292,543	3,475,404
Calbee, Inc.	23,900	1,684,057
H2O Retailing Corp.	432,018	4,037,811
Hulic Co., Ltd.	405,800	2,753,316
Kakaku.com, Inc.	44,629	1,473,345
M3, Inc.	1,422	2,269,622
Miraca Holdings, Inc.	108,697	4,382,748
MonotaRO Co., Ltd.	141,472	4,557,966
Nabtesco Corp.	169,000	3,774,828
Ryohin Keikaku Co., Ltd.	39,200	2,192,372
Seven Bank, Ltd.	677,800	1,787,895
Ship Healthcare Holdings, Inc.	82,893	2,203,148
Sugi Holdings Co., Ltd.	66,973	2,362,767
Tokyo Tatemono Co., Ltd.	270,000	1,390,782
Wacom Co., Ltd.	903	2,377,370

		43,082,774

China — 8.1%
Geely Automobile Holdings, Ltd.	3,665,000	1,771,076
Giordano International, Ltd.	2,544,000	2,466,404
Haier Electronics Group Co., Ltd.**	5,599,939	8,305,822
Techtronic Industries Co.	3,359,764	6,359,525

		18,902,827

Philippines — 6.3%
Bloomberry Resorts Corp.**	6,581,693	2,115,759
Megaworld Corp.	51,000,000	3,452,171
Puregold Price Club, Inc.	6,374,682	5,123,032
Security Bank Corp.	335,353	1,277,146
Universal Robina Corp.	1,380,940	2,821,570

		14,789,678

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)

Thailand — 3.7%
Home Products Center PCL — NVDR	11,722,260	$4,873,949
Land & Houses PCL — NVDR	11,744,500	3,766,364

		8,640,313

Australia — 1.0%
Aurora Oil & Gas, Ltd.**	629,526	2,420,507

Total FAR EAST		87,836,099

NORTH AMERICA — 6.4%
Canada — 4.4%
Cineplex, Inc.	175,050	5,601,530
Open Text Corp.**	40,900	2,287,390
Primaris Retail — REIT	87,623	2,369,618

		10,258,538

Mexico — 1.0%
Fibra Uno Administracion SA de CV — REIT	820,318	2,474,985

Bermuda — 1.0%
Catlin Group, Ltd.	298,003	2,451,881

Total NORTH AMERICA		15,185,404

	Number of Shares	Market Value (Note A)

SOUTH AMERICA — 5.7%
Brazil — 5.7%
Arezzo Industria e Comercio SA	126,475	$2,443,021
BR Properties SA	192,793	2,401,085
Brazil Pharma SA	493,035	3,467,499
Mills Estruturas e Servicos de Engenharia SA	156,405	2,597,201
Qualicorp SA**	237,700	2,462,328

		13,371,134

Total SOUTH AMERICA		13,371,134

Total EQUITY SECURITIES (Cost $196,401,737)		227,512,341

TOTAL INVESTMENTS (COST $196,401,737)	96.8%	$227,512,341
Other Assets In Excess Of Liabilities	3.2%	7,446,242

Net Assets	100.0%	$234,958,583

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$199,034,741

Gross Appreciation	$32,438,078
Gross Depreciation	(3,960,478)

Net Appreciation	$28,477,600

**	Non-income producing security

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

Regional Weightings*

Western Europe	47.3%
Asia/Far East Ex-Japan	19.1%
Japan	18.3%
North America	6.4%
South America	5.7%

Top Ten Holdings*

Haier Electronics Group Co., Ltd.	3.5%
Techtronic Industries Co.	2.7%
Cineplex, Inc.	2.4%
Deutsche Wohnen AG	2.3%
GSW Immobilien AG	2.2%
Puregold Price Club, Inc.	2.2%
Aveva Group PLC	2.2%
Great Portland Estates PLC — REIT	2.2%
Viscofan SA	2.2%
Rotork PLC	2.2%

*	All percentages are stated as a percent of net assets at December 31, 2012.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2012

Industry	Percent of Net Assets
Aerospace & Defense	1.0%
Automobiles	0.8%
Beverages	1.4%
Chemicals	4.1%
Commercial Banks	1.3%
Commercial Services & Supplies	1.3%
Communications Equipment	1.4%
Computers & Peripherals	2.0%
Consumer Finance	1.0%
Containers & Packaging	0.9%
Electronic Equipment, Instruments & Components	4.5%
Energy Equipment & Services	1.0%
Food & Staples Retailing	5.7%
Food Products	4.1%
Health Care Providers & Services	3.9%
Health Care Technology	1.0%
Hotels, Restaurants & Leisure	1.9%
Household Durables	7.5%

Industry	Percent of Net Assets
Insurance	1.0%
Internet & Catalog Retail	2.9%
Internet Software & Services	3.1%
IT Services	1.6%
Life Sciences Tools & Services	1.1%
Machinery	8.7%
Media	2.4%
Metals & Mining	1.5%
Multiline Retail	2.7%
Oil, Gas & Consumable Fuels	1.0%
Real Estate Investment Trust	4.2%
Real Estate Management & Development	10.3%
Software	2.2%
Specialty Retail	3.1%
Textiles, Apparel & Luxury Goods	2.5%
Trading Companies & Distributors	3.0%
Wireless Telecommunication Services	0.7%
Other Assets in Excess of Liabilities	3.2%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders,

The Driehaus Global Growth Fund (“Fund”) returned 14.36% for the year ended December 31, 2012. This return was below the performance of the Fund’s benchmark index, the Morgan Stanley Capital International All Country World Growth Index (“Benchmark”), which returned 17.17% for the year.

Assisted by currency gains, the European indices saw strong gains for 2012, as did many equity markets in emerging Asia. From a sector perspective, financial stocks were favored while defensive sectors, such as utilities and consumer staples, were laggards after years of stronger relative performance. Energy also was a weak sector globally, as oil prices ended the year close to their starting point despite a volatile ride in between. As the year closed, an appreciating euro aided returns within the euro zone’s more defensive markets as well as its more speculative markets. Greek equities were the big winner thanks to further European largesse, posting strong returns for 2012. While countries with higher beta to the European crisis were rewarded, investors also continued to favor German stocks, helping it to also be one of the top developed markets for the year. The United States also posted solid gains for the year and surprised economists with early evidence of improving disposable income and hourly wages in the U.S. Within Japan, the Nikkei seemed to garner much attention due to the unusual nature of the yen’s descent.

Certain areas detracted from Fund performance during the year. Two sectors in which stock selection negatively affected the performance of the Fund versus the Benchmark were the financials and consumer discretionary sectors. Additionally, holdings in the Brazil and Israel detracted from Fund performance versus the Benchmark.

Within the consumer discretionary sector, Tempur-Pedic International, Inc. (Ticker: TPX) detracted from performance. The company engages in the manufacturing, marketing and distribution of bedding products in North America and internationally. During the first half of 2012, the company cut its full-year profit and revenue forecasts due to increased competition and lower-than-expected sales. The revised earnings, increasing competition and concerns over higher promotion costs all weighed on the company’s stock price.

Within Israel, Mellanox Technologies, Ltd. (Ticker: MLNX) detracted from returns. Mellanox is a semiconductor company that produces and supplies interconnect products that facilitate data transmission between servers, storage systems and communications infrastructure equipment and other embedded systems. Mellanox’s fourth quarter revenue forecast missed expectations after growing 115% since the fourth quarter of 2011. Investor interest has waned as competition from Intel is expected to increase, likely depressing Mellanox’s revenue growth.

Over the course of 2012, key contributors to performance versus the Benchmark were the Fund’s holdings in the information technology and consumer staples sectors. In addition, stock selection in the United States and the United Kingdom positively contributed to the performance of the Fund versus the Benchmark.

Within the technology sector, Equinix, Inc. (Ticker: EQIX) contributed to relative performance during the year. Equinix provides data center services to protect and connect the information assets for the enterprises, financial services companies, and content and network providers primarily in the Americas, Europe, the Middle East, Africa, and Asia Pacific. Equinix’s stock was up significantly for 2012 as supply/demand trends were favorable for data center companies. Management also has discussed Equinix’s ongoing plans of becoming a REIT (real estate investment trust), which could act as a catalyst for positive valuations.

Within the United States, United Rentals, Inc. (Ticker: URI) was a significant contributor to returns. United Rentals is an equipment rental company. It operates in two segments: general rentals and trench safety, power and HVAC. The general rentals segment includes the rental of construction, aerial, industrial and homeowner equipment and related services and activities. The trench safety, power and HVAC segment includes the rental of specialty construction products and related services. The company’s share price rose significantly from its low for the year in July through the close of 2012 due primarily to a 58% increase in revenues.

Looking ahead, each of the last few years has seen periods of extreme concern regarding the state of the world, and equivalently exuberant market responses when those concerns ultimately fade. These worries usually have been driven by risks in Europe, though increasingly those ‘risk-off’ events are occurring at the hands of U.S. policymakers. However, we believe that the ability of the global economy to withstand shocks, from the perspectives of economic strength and financial liquidity, is better than it has been in recent years. As such, we would not anticipate the global markets getting as near the cliff’s edge as they have in each of the past few years.

Recent improving global economic data is something we have been watching quite closely. We believe in the economic growth suggested by the data, but remain cautious. We remember this narrative from the past few years where expectations ramp up at the start of the year only to be revised downward as the year progresses. We continue to believe that we reside in a low-growth world and that investors must be nimble to manage the volatility that accompanies such environments.

Globally, we are seeing many new opportunities in non-U.S. markets that did not look possible at this time last year. Financial conditions in Europe have meaningfully eased and the emerging markets outlook has improved thanks to low inflation, lower cost of capital, and inflecting growth trajectories. We remain optimistic but expect periods of volatility as government actions help and hurt economies in the year ahead.

As always, we remain committed to uncovering attractive global growth equity investment opportunities that we believe will adequately compensate our clients for the risk taken with their capital. Thank you for your continued confidence in our management capabilities.

Sincerely,

Daniel M. Rea
Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Global Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since May 1, 2008 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/12	1 Year	3 Years	Since Inception (05/01/08 - 12/31/12)
Driehaus Global Growth Fund (DRGGX)[1]	14.36%	3.66%	–3.53%
MSCI AC World Growth Index[2]	17.17%	7.95%	0.75%

[1]	The returns for the periods prior to September 1, 2009, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World Growth Index (MSCI AC World Growth Index) is a subset of the MSCI All Country World Index (MSCI ACWI) and includes only the MSCI ACWI stocks which are categorized as growth stocks. The MSCI ACWI is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Global Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)

EQUITY SECURITIES — 96.9%
NORTH AMERICA — 64.7%
United States — 61.1%
Alexion Pharmaceuticals, Inc.**	4,829	$453,008
Allergan, Inc.	3,870	354,995
Altera Corp.	7,026	241,975
Amazon.com, Inc.**	1,568	393,787
Apple Inc.	3,432	1,829,359
Ariad Pharmaceuticals, Inc.**	9,751	187,024
Beam, Inc.	5,710	348,824
Biogen Idec, Inc.**	2,570	376,942
BioMarin Pharmaceutical, Inc.**	9,121	449,209
Bristol-Myers Squibb Co.	5,381	175,367
Carpenter Technology Corp.	9,247	477,423
Catamaran Corp.**	10,992	517,833
Cerner Corp.**	3,170	246,119
Chart Industries, Inc.**	3,619	241,279
Concho Resources, Inc.**	5,194	418,429
Cornerstone OnDemand, Inc.**	6,650	196,374
Costco Wholesale Corp.	5,394	532,765
Cummins, Inc.	4,960	537,416
DSW, Inc. — A	8,253	542,140
Edwards Lifesciences Corp.**	5,767	520,010
Ellie Mae, Inc.**	13,080	362,970
Equinix, Inc.**	2,949	608,084
Facebook, Inc. — A**	8,265	220,097
Family Dollar Stores, Inc.	7,970	505,378
FMC Technologies, Inc.**	8,630	369,623
Gilead Sciences, Inc.**	3,470	254,872
GNC Holdings, Inc. — A	10,463	348,209
Google, Inc. — A**	524	371,710
Halliburton Co.	7,683	266,523
Helmerich & Payne, Inc.	4,475	250,645
Intuitive Surgical, Inc.**	1,066	522,734
Joy Global, Inc.	7,690	490,468
MasterCard, Inc. — A	824	404,815
McDonald’s Corp.	1,967	173,509
Mead Johnson Nutrition Co.	4,880	321,543
Medivation, Inc.**	8,897	455,171
Palo Alto Networks, Inc.**	4,820	257,966
Pioneer Natural Resources Co.	3,551	378,501
Polaris Industries, Inc.	4,340	365,211
Precision Castparts Corp.	1,388	262,915
priceline.com, Inc.**	428	265,874
Pricesmart, Inc.	2,380	183,379
Qualcomm, Inc.	8,597	533,186
Rackspace Hosting, Inc.**	5,677	421,631
Salesforce.com, Inc.**	3,339	561,286
SolarWinds, Inc.**	7,160	375,542
Starbucks Corp.	6,573	352,444

	Number of Shares	Market Value (Note A)

Synageva BioPharma Corp.**	7,747	$358,609
The Coca-Cola Co.	9,614	348,507
Tidewater, Inc.	8,629	385,544
Ulta Salon Cosmetics & Fragrance, Inc.	3,757	369,163
Vertex Pharmaceuticals, Inc.**	5,910	247,865
Whole Foods Market, Inc.	5,898	538,664
WW Grainger, Inc.	2,160	437,119

		21,610,035

Canada — 1.9%
Lululemon Athletica, Inc.**	4,690	357,519
New Gold, Inc.**	28,523	315,712

		673,231

Mexico — 1.0%
Wal-Mart de Mexico SAB de CV — V	105,740	345,042

Bermuda — 0.7%
Energy XXI Bermuda	7,825	251,887

Total NORTH AMERICA		22,880,195

EUROPE — 19.4%
United Kingdom — 5.3%
Aggreko PLC	3,779	107,848
ASOS PLC**	4,920	217,013
Diageo PLC	13,994	407,600
Rio Tinto PLC — SP ADR	8,130	472,272
Telecity Group PLC	21,214	273,968
The Weir Group PLC	12,610	389,942

		1,868,643

France — 3.8%
Edenred	11,550	357,224
Safran SA	14,090	610,198
Technip SA	3,154	364,718

		1,332,140

Netherlands — 2.0%
ASML Holding NV	3,311	212,348
Sensata Technologies Holding NV**	15,360	498,893

		711,241

Germany — 1.8%
Bayerische Motoren Werke AG	2,274	221,286
Infineon Technologies AG	51,070	416,041

		637,327

Denmark — 1.7%
Danske Bank AS**	15,304	259,926
Novo Nordisk AS — B	2,236	364,103

		624,029

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)

Norway — 1.5%
Telenor ASA	25,897	$527,310

Russia — 1.3%
Sberbank RF — SP ADR	36,293	455,009

Italy — 0.8%
Pirelli & C. SpA	24,350	280,555

Portugal — 0.7%
Jeronimo Martins SGPS SA	13,359	258,316

Switzerland — 0.5%
Temenos Group AG**	9,888	172,971

Total EUROPE		6,867,541

FAR EAST — 9.4%
China — 6.5%
AIA Group, Ltd.	88,147	349,621
Baidu, Inc. — SP ADR**	4,415	442,780
Michael Kors Holdings, Ltd.**	9,116	465,189
Sands China, Ltd.	106,159	474,601
Want Want China Holdings, Ltd.	391,153	548,164

		2,280,355

Australia — 1.8%
Aurizon Holdings, Ltd.	94,840	372,949
Aurora Oil & Gas, Ltd.**	68,940	265,072

		638,021

Japan — 1.1%
FANUC Corp.	2,073	385,681

Total FAR EAST		3,304,057

	Number of Shares	Market Value (Note A)

SOUTH AMERICA — 2.6%
Brazil — 1.9%
Anhanguera Educacional Participacoes SA	10,737	$181,284
OdontoPrev SA	45,290	237,344
Qualicorp SA**	25,645	265,656

		684,284

Argentina — 0.7%
MercadoLibre, Inc.	3,100	243,567

Total SOUTH AMERICA		927,851

MIDDLE EAST — 0.8%
Israel — 0.8%
Mellanox Technologies, Ltd.**	4,700	279,086

Total MIDDLE EAST		279,086

Total EQUITY SECURITIES (Cost $29,177,585)		34,258,730

TOTAL INVESTMENTS (COST $29,177,585)	96.9%	$34,258,730
Other Assets In Excess Of Liabilities	3.1%	1,090,948

Net Assets	100.0%	$35,349,678

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$29,264,480

Gross Appreciation	$5,756,797
Gross Depreciation	(762,547)

Net Appreciation	$4,994,250

**	Non-income producing security

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

North America	64.7%
Western Europe	18.1%
Asia/Far East Ex-Japan	8.3%
South America	2.6%
Eastern Europe	1.3%
Japan	1.1%
Middle East	0.8%

Top Ten Holdings*

Apple Inc.	5.2%
Safran SA	1.7%
Equinix, Inc.	1.7%
Salesforce.com, Inc.	1.6%
Want Want China Holdings, Ltd.	1.6%
DSW, Inc. — A	1.5%
Whole Foods Market, Inc.	1.5%
Cummins, Inc.	1.5%
Qualcomm, Inc.	1.5%
Costco Wholesale Corp.	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2012.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund

Schedule of Investments

December 31, 2012

Industry	Percent of Net Assets
Aerospace & Defense	2.5%
Auto Components	0.8%
Automobiles	0.6%
Beverages	3.1%
Biotechnology	7.9%
Commercial Banks	2.0%
Commercial Services & Supplies	1.3%
Communications Equipment	2.2%
Computers & Peripherals	5.2%
Diversified Consumer Services	0.5%
Diversified Telecommunication Services	1.5%
Electrical Equipment	1.4%
Energy Equipment & Services	4.6%
Food & Staples Retailing	5.3%
Food Products	2.5%
Health Care Equipment & Supplies	2.9%
Health Care Providers & Services	2.9%
Health Care Technology	0.7%

Industry	Percent of Net Assets
Hotels, Restaurants & Leisure	2.8%
Insurance	1.0%
Internet & Catalog Retail	2.5%
Internet Software & Services	7.9%
IT Services	1.1%
Leisure Equipment & Products	1.0%
Machinery	5.8%
Metals & Mining	3.6%
Multiline Retail	1.4%
Oil, Gas & Consumable Fuels	3.7%
Pharmaceuticals	2.5%
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	3.3%
Software	4.2%
Specialty Retail	3.6%
Textiles, Apparel & Luxury Goods	2.3%
Trading Companies & Distributors	1.2%
Other Assets in Excess of Liabilities	3.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Mid Cap Growth Fund (“Fund”) returned 11.97% for the year ended December 31, 2012.1 This return was below the performance of the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Benchmark”), which returned 15.81% for the same period.

The United States economy began 2012 on solid footing, only to see the momentum fade during the summer due to poor U.S. payroll data and three straight manufacturing surveys indicating economic contraction. The fourth quarter brought evidence that the U.S. was again experiencing a surprising improvement in manufacturing activity, stronger and more consistent payroll gains, and, arguably most importantly, a healing housing market. The close of 2012 saw U.S. equities with solid gains for the year and surprised economists with early evidence of improving disposable income and hourly wages in the U.S. Evidence of economic momentum continues to mount and we maintain a positive outlook for the year ahead.

During 2012, the two sectors that detracted the most value from Fund performance versus the Benchmark were industrials and materials.

At the security level, Fund holding Bankrate, Inc. (Ticker: RATE) detracted the most value during 2012. The Bankrate network of companies includes Bankrate.com and several other websites that help inform consumers on personal finance matters. During the fourth quarter, after the company made its third quarter earnings announcement, some Wall Street analysts downgraded the company due to ongoing weakness in the credit card business and continued difficulty building an insurance product.

Within industrials, Spirit AeroSystems Holdings, Inc. (Ticker: SPR) was a significant detractor from relative performance. Spirit AeroSystems is an independent non-original equipment manufacturer aircraft parts designer and manufacturer of commercial aerostructures. The company is an independent supplier of aerostructures to Boeing and to Airbus. On October 25, 2012, Spirit stunned investors when it announced for the first time that it expected to record charges against 2012 earnings totaling $590 million, attributed to significant operational problems across multiple product lines. Spirit’s common stock dropped 30% in a single day.

Over the course of 2012, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the information technology and consumer discretionary sectors.

Technology holding Equinix, Inc. (Ticker: EQIX) was the most significant contributor to Fund performance for the year. Equinix provides data center services to protect and connect the information assets for the enterprises, financial services companies, and content and network providers primarily in the Americas, Europe, the Middle East, Africa, and Asia Pacific. Equinix’s stock was up significantly for 2012 as supply/demand trends were favorable for data center companies. Management also has discussed Equinix’s ongoing plans of becoming a REIT (real estate investment trust), which could act as a catalyst for positive valuations.

Additionally, within the health care sector, Alexion Pharmaceuticals, Inc. (Ticker: ALXN) was a holding that contributed significantly to the Fund’s performance in 2012. The biopharmaceutical company engages in the discovery, development and commercialization of biologic therapeutic products for treating patients with severe and life-threatening diseases. The company continues to see strong revenues from its drug, Solaris, which is used to treat paroxysmal nocturnal hemoglobinuria (a rare blood disease).

Looking ahead, each of the last few years has seen periods of extreme concern regarding the state of the world, and equivalently exuberant market responses when those concerns ultimately fade. These worries usually have been driven by risks in Europe, though increasingly those ‘risk-off’ events are occurring at the hands of U.S. policymakers. However, we believe that the ability of the global economy to withstand shocks, from the perspectives of economic strength and financial liquidity, is better than it has been in the recent years. As such, we would not anticipate the U.S. equity market getting as near the cliff’s edge as it has in each of the past few years. And while fiscal concerns remain, there are factors that may provide significant support to U.S. equities, including:

•	Moving past the fiscal cliff could lower worldwide systemic risk, creating a more stable market and economic growth

•	Investor positioning is generally defensive and pent-up demand for equities could result in a market rally

•	Resolving the uncertainty caused by the fiscal debate may allow companies greater visibility, encouraging capital expenditures and increased hiring

•	The European Union stabilizing and emerging markets seeing continued growth

•	Private sector economic growth continuing and corporate balance sheets remaining strong

These factors could lead to more attractive valuations, lower correlations among individual equities, and provide a tailwind for active U.S. equity managers.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Mid Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

Dan Wasiolek	Michael Schmidt
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Mid Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 1999, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/12	1 Year	3 Years	Since Inception (04/27/09 - 12/31/12)	5 Years	10 Years	Since Inception (01/01/99 - 12/31/12)
Driehaus Mid Cap Growth Fund (DRMGX)[1]	11.97%	11.52%	16.78%	–4.40%	11.20%	8.20%
Russell Midcap® Growth Index[2]	15.81%	12.91%	19.56%	3.23%	10.32%	5.32%

[1]

The Driehaus Mid Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Institutional Mid Cap, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1986, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Mid Cap Investors, L.P. on April 27, 2009. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Source: Russell Indices

Driehaus Mid Cap Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)
EQUITY SECURITIES — 95.4%
CONSUMER DISCRETIONARY — 22.2%
Specialty Retail — 8.1%
DSW, Inc. — A	6,419	$421,664
GNC Holdings, Inc. — A	12,915	429,811
O’Reilly Automotive, Inc.**	4,198	375,385
Ross Stores, Inc.	7,360	398,544
Ulta Salon Cosmetics & Fragrance, Inc.	3,393	333,396

		1,958,800

Textiles, Apparel & Luxury Goods — 4.2%
Lululemon Athletica, Inc.**	4,538	345,932
Michael Kors Holdings, Ltd.**	13,054	666,146

		1,012,078

Leisure Equipment & Products — 3.5%
Mattel, Inc.	10,756	393,885
Polaris Industries, Inc.	5,376	452,390

		846,275

Multiline Retail — 2.4%
Family Dollar Stores, Inc.	9,243	586,099

Hotels, Restaurants & Leisure — 2.2%
Bloomin’ Brands, Inc.**	15,095	236,086
Domino’s Pizza, Inc.	6,842	297,969

		534,055

Distributors — 1.8%
LKQ Corp.**	20,241	427,085

Total CONSUMER DISCRETIONARY		5,364,392

HEALTH CARE — 17.5%
Biotechnology — 7.9%
Alexion Pharmaceuticals, Inc.**	4,093	383,964
Ariad Pharmaceuticals, Inc.**	8,667	166,233
BioMarin Pharmaceutical, Inc.**	7,245	356,816
Cubist Pharmaceuticals, Inc.**	5,972	251,182
Infinity Pharmaceuticals, Inc.**	2,558	89,530
Medivation, Inc.**	5,812	297,342
Synageva BioPharma Corp.**	4,259	197,149
Vertex Pharmaceuticals, Inc.**	4,090	171,535

		1,913,751

Health Care Providers & Services — 3.6%
Air Methods Corp.	7,677	283,205
Catamaran Corp.**	12,639	595,423

		878,628

Health Care Equipment & Supplies — 3.2%
Edwards Lifesciences Corp.**	3,878	349,679
Intuitive Surgical, Inc.**	859	421,228

		770,907

	Number of Shares	Market Value (Note A)
Pharmaceuticals — 1.6%
Jazz Pharmaceuticals PLC**	7,382	$392,722

Health Care Technology — 1.2%
Cerner Corp.**	3,813	296,042

Total HEALTH CARE		4,252,050

INFORMATION TECHNOLOGY — 17.2%
Software — 7.5%
Guidewire Software, Inc.**	16,221	482,088
Salesforce.com, Inc.**	2,703	454,374
SolarWinds, Inc.**	5,108	267,915
Ultimate Software Group, Inc.**	4,635	437,590
Workday, Inc. — A**	3,270	178,215

		1,820,182

Internet Software & Services — 6.6%
Cornerstone OnDemand, Inc.**	4,331	127,894
CoStar Group, Inc.**	1,660	148,354
Equinix, Inc.**	3,060	630,972
MercadoLibre, Inc.	3,535	277,745
Rackspace Hosting, Inc.**	5,599	415,838

		1,600,803

Communications Equipment — 1.3%
F5 Networks, Inc.**	1,271	123,478
Palo Alto Networks, Inc.**	3,477	186,089

		309,567

Semiconductors & Semiconductor Equipment — 1.0%
ARM Holdings PLC — SP ADR	2,691	101,801
Mellanox Technologies, Ltd.**	2,553	151,597

		253,398

Computers & Peripherals — 0.8%
Stratasys, Ltd.**	2,361	189,234

Total INFORMATION TECHNOLOGY		4,173,184

INDUSTRIALS — 12.1%
Trading Companies & Distributors — 3.3%
MRC Global, Inc.**	13,695	380,447
WW Grainger, Inc.	2,021	408,990

		789,437

Machinery — 2.6%
Chart Industries, Inc.**	3,858	257,213
Joy Global, Inc.	5,882	375,154

		632,367

Aerospace & Defense — 2.5%
Triumph Group, Inc.	9,330	609,249

Road & Rail — 1.6%
Genesee & Wyoming, Inc. — A**	4,962	377,509

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)
Electrical Equipment — 1.3%
Sensata Technologies Holding NV**	9,343	$303,461

Marine — 0.8%
Kirby Corp.**	3,277	202,814

Total INDUSTRIALS		2,914,837

CONSUMER STAPLES — 10.8%
Beverages — 3.9%
Beam, Inc.	7,972	487,009
Brown-Forman Corp. — B	7,355	465,204

		952,213

Food & Staples Retailing — 3.7%
Pricesmart, Inc.	6,816	525,173
Whole Foods Market, Inc.	4,076	372,261

		897,434

Food Products — 2.1%
The Hershey Co.	7,065	510,234

Household Products — 1.1%
Church & Dwight Co., Inc.	4,748	254,351

Total CONSUMER STAPLES		2,614,232

ENERGY — 6.8%
Energy Equipment & Services — 3.6%
FMC Technologies, Inc.**	6,952	297,754
Helmerich & Payne, Inc.	4,848	271,536
Hornbeck Offshore Services, Inc.**	8,580	294,637

		863,927

Oil, Gas & Consumable Fuels — 3.2%
Concho Resources, Inc.**	2,683	216,143
Energy XXI Bermuda	4,694	151,100
Pioneer Natural Resources Co.	3,794	404,402

		771,645

Total ENERGY		1,635,572

MATERIALS — 5.1%
Metals & Mining — 2.9%
Carpenter Technology Corp.	6,299	325,217
Royal Gold, Inc.	4,519	367,440

		692,657

Containers & Packaging — 1.1%
Berry Plastics Group, Inc.**	17,082	274,679

Construction Materials — 1.1%
Texas Industries, Inc.**	5,017	255,917

Total MATERIALS		1,223,253

	Number of Shares	Market Value (Note A)
FINANCIALS — 2.5%
Real Estate Investment Trust — 1.8%
Boston Properties, Inc.	4,008	$424,086

Diversified Financial Services — 0.7%
MarketAxess Holdings, Inc.	4,919	173,641

Total FINANCIALS		597,727

TELECOMMUNICATION SERVICES — 1.2%
Wireless Telecommunication Services — 1.2%
Crown Castle International Corp.**	4,120	297,299

Total TELECOMMUNICATION SERVICES		297,299

Total EQUITY SECURITIES (Cost $19,247,682)		23,072,546

TOTAL INVESTMENTS (COST $19,247,682)	95.4%	$23,072,546
Other Assets In Excess Of Liabilities	4.6%	1,108,361

Net Assets	100.0%	$24,180,907

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$19,341,018

Gross Appreciation	$4,104,975
Gross Depreciation	(373,446)

Net Appreciation	$3,731,529

**	Non-income producing security

SP ADR — Sponsored American Depository Receipt

Top Ten Holdings*

Michael Kors Holdings, Ltd.	2.8%
Equinix, Inc.	2.6%
Triumph Group, Inc.	2.5%
Catamaran Corp.	2.5%
Family Dollar Stores, Inc.	2.4%
Pricesmart, Inc.	2.2%
The Hershey Co.	2.1%
Beam, Inc.	2.0%
Guidewire Software, Inc.	2.0%
Brown-Forman Corp. — B	1.9%

*	All percentages are stated as a percent of net assets at December 31, 2012.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Large Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Large Cap Growth Fund (“Fund”) returned 10.75% for the year ended December 31, 2012.1 This return was below the performance of the Fund’s benchmark index, the Russell 1000® Growth Index (the “Benchmark”), which returned 15.26% for the same period.

The United States economy began 2012 on solid footing, only to see the momentum fade during the summer due to poor U.S. payroll data and three straight manufacturing surveys indicating economic contraction. The fourth quarter brought evidence that the U.S. was again experiencing a surprising improvement in manufacturing activity, stronger and more consistent payroll gains, and, arguably most importantly, a healing housing market. The close of 2012 saw U.S. equities with solid gains for the year and surprised economists with early evidence of improving disposable income and hourly wages in the U.S. Evidence of economic momentum continues to mount and we maintain a positive outlook for the year ahead.

During 2012, two sectors where allocation and stock selection detracted from Fund performance versus the Benchmark were the consumer discretionary and materials sectors.

Within consumer discretionary, the most significant detractor from relative performance was the McDonald’s Corp. (Ticker: MCD). McDonald’s franchises and operates over 34,000 McDonald’s quick-service restaurants in 119 countries. Approximately 80% of the restaurants are operated by franchisees. McDonald’s shares underperformed during the year due to macro challenges, increased competitive pressures, and the impact from currency exchange rates.

Within the materials sector, the most significant detractor from relative returns was Newmont Mining Corp. (Ticker: NEM). Newmont Mining is a gold and copper producer. The company’s operating segments include North America, South America, Asia Pacific and Africa. The company’s share price trended down during the year as metal commodity prices were down during much of the year while operating costs increased slightly.

Over the course of 2012, key contributors to performance versus the Benchmark were the Fund’s holdings in the consumer staples and information technology sectors.

Within the information technology sector, portfolio holding Apple Inc. (Ticker: AAPL) was the most significant contributor to Fund return in 2012. The company designs, manufactures and markets personal computers, mobile communication devices, and portable digital music and video players, as well as sells various related software, services, peripherals and networking solutions. During the year, the anticipation of product launches of the latest version of its iPhone and iPad boosted shares.

Within consumer staples, the holding Costco Wholesale Corp. (Ticker: COST) was the most significant contributor to returns for the year. Costco operates membership warehouses in North America, the United Kingdom and Japan. Costco shares advanced strongly during the second and third quarters of 2012. Costco continues to enjoy a steady stream of revenues from membership fees, as memberships themselves have trended higher.

Looking ahead, each of the last few years has seen periods of extreme concern regarding the state of the world, and equivalently exuberant market responses when those concerns ultimately fade. These worries usually have been driven by risks in Europe, though increasingly those ‘risk-off’ events are occurring at the hands of U.S. policymakers. However, we believe that the ability of the global economy to withstand shocks, from the perspectives of economic strength and financial liquidity, is better than it has been in the recent years. As such, we would not anticipate the U.S. equity market getting as near the cliff’s edge as it has in each of the past few years. And while fiscal concerns remain, there are factors that may provide significant support to U.S. equities, including:

•	Moving past the fiscal cliff could lower worldwide systemic risk, creating a more stable market and economic growth

•	Investor positioning is generally defensive and pent-up demand for equities could result in a market rally

•	Resolving the uncertainty caused by the fiscal debate may allow companies greater visibility, encouraging capital expenditures and increased hiring

•	The European Union stabilizing and emerging markets seeing continued growth

•	Private sector economic growth continuing and corporate balance sheets remaining strong

These factors could lead to more attractive valuations, lower correlations among individual equities, and provide a tailwind for active U.S. equity managers.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Large Cap Growth Fund and would like to express our gratitude to you as a shareholder for your continued confidence in our management capabilities.

Sincerely,

Dan Wasiolek	Michael Schmidt
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Large Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/12	1 Year	3 Years	Since Inception (04/27/09 - 12/31/12)	5 Years
Driehaus Large Cap Growth Fund (DRLGX)[1]	10.75%	10.00%	14.36%	–1.50%
Russell 1000® Growth Index[2]	15.26%	11.36%	17.67%	3.12%

[1]

The Driehaus Large Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Large Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on January 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on April 27, 2009. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market. Source: Russell Indices

Driehaus Large Cap Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)
EQUITY SECURITIES — 96.8%
INFORMATION TECHNOLOGY — 26.1%
Internet Software & Services — 7.8%
Baidu, Inc. — SP ADR**	2,722	$272,989
Equinix, Inc.**	2,140	441,268
Facebook, Inc. — A**	9,799	260,947
Google, Inc. — A**	276	195,237
Rackspace Hosting, Inc.**	4,637	344,390

		1,514,831

Computers & Peripherals — 7.6%
Apple Inc.	2,747	1,464,233

Software — 4.0%
Salesforce.com, Inc.**	2,895	486,650
SolarWinds, Inc.**	3,440	180,428
Workday, Inc. — A**	1,971	107,420

		774,498

Communications Equipment — 3.7%
F5 Networks, Inc.**	1,436	139,508
Qualcomm, Inc.	9,362	580,631

		720,139

IT Services — 1.9%
Accenture PLC — A	2,980	198,170
Visa, Inc. — A	1,145	173,559

		371,729

Semiconductors & Semiconductor Equipment — 1.1%
ARM Holdings PLC — SP ADR	3,201	121,094
ASML Holding NV	1,286	82,831

		203,925

Total INFORMATION TECHNOLOGY		5,049,355

HEALTH CARE — 19.4%
Biotechnology — 6.4%
Alexion Pharmaceuticals, Inc.**	3,299	309,479
Biogen Idec, Inc.**	1,221	179,084
BioMarin Pharmaceutical, Inc.**	5,003	246,398
Gilead Sciences, Inc.**	2,272	166,879
Medivation, Inc.**	4,313	220,653
Vertex Pharmaceuticals, Inc.**	2,830	118,690

		1,241,183

Pharmaceuticals — 4.7%
Allergan, Inc.	4,261	390,862
Novo Nordisk AS — SP ADR	927	151,296
Pfizer, Inc.	14,993	376,024

		918,182

	Number of Shares	Market Value (Note A)
Health Care Equipment & Supplies — 4.0%
Covidien PLC	3,496	$201,859
Edwards Lifesciences Corp.**	3,367	303,602
Intuitive Surgical, Inc.**	558	273,627

		779,088

Health Care Providers & Services — 3.2%
Catamaran Corp.**	8,794	414,285
Express Scripts Holding Co.**	3,684	198,936

		613,221

Health Care Technology — 1.1%
Cerner Corp.**	2,614	202,951

Total HEALTH CARE		3,754,625

CONSUMER DISCRETIONARY — 16.7%
Specialty Retail — 5.0%
DSW, Inc. — A	4,616	303,225
GNC Holdings, Inc. — A	5,810	193,357
Ross Stores, Inc.	3,994	216,275
Ulta Salon Cosmetics & Fragrance, Inc.	2,666	261,961

		974,818

Multiline Retail — 4.4%
Family Dollar Stores, Inc.	7,269	460,927
Macy’s, Inc.	5,162	201,421
Target Corp.	3,148	186,267

		848,615

Textiles, Apparel & Luxury Goods — 3.6%
Lululemon Athletica, Inc.**	2,570	195,911
Michael Kors Holdings, Ltd.**	6,870	350,576
NIKE, Inc. — B	3,108	160,373

		706,860

Hotels, Restaurants & Leisure — 2.4%
McDonald’s Corp.	1,572	138,666
Starbucks Corp.	6,167	330,675

		469,341

Internet & Catalog Retail — 1.3%
priceline.com, Inc.**	404	250,965

Total CONSUMER DISCRETIONARY		3,250,599

CONSUMER STAPLES — 13.2%
Food & Staples Retailing — 5.6%
Costco Wholesale Corp.	5,707	563,680
Wal-Mart Stores, Inc.	3,520	240,170
Whole Foods Market, Inc.	3,079	281,205

		1,085,055

Beverages — 3.4%
Beam, Inc.	5,753	351,451
Brown-Forman Corp. — B	4,779	302,272

		653,723

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Large Cap Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Market Value (Note A)
Food Products — 3.3%
Mondelez International, Inc. — A	12,243	$311,829
The Hershey Co.	4,501	325,062

		636,891

Household Products — 0.9%
Church & Dwight Co., Inc.	3,337	178,763

Total CONSUMER STAPLES		2,554,432

INDUSTRIALS — 9.2%
Aerospace & Defense — 4.0%
Precision Castparts Corp.	1,765	334,326
Triumph Group, Inc.	6,654	434,506

		768,832

Trading Companies & Distributors — 2.9%
MRC Global, Inc.**	11,305	314,053
WW Grainger, Inc.	1,257	254,379

		568,432

Machinery — 2.3%
Cummins, Inc.	2,412	261,340
Joy Global, Inc.	2,994	190,957

		452,297

Total INDUSTRIALS		1,789,561

ENERGY — 5.2%
Oil, Gas & Consumable Fuels — 3.3%
Continental Resources, Inc.**	1,981	145,584
Kinder Morgan, Inc.	6,007	212,227
Pioneer Natural Resources Co.	2,731	291,097

		648,908

Energy Equipment & Services — 1.9%
FMC Technologies, Inc.**	3,689	158,000
Halliburton Co.	5,974	207,238

		365,238

Total ENERGY		1,014,146

	Number of Shares	Market Value (Note A)
MATERIALS — 3.8%
Metals & Mining — 2.6%
Carpenter Technology Corp.	4,946	$255,362
Royal Gold, Inc.	3,112	253,037

		508,399

Chemicals — 1.2%
Praxair, Inc.	2,004	219,338

Total MATERIALS		727,737

FINANCIALS — 3.2%
Real Estate Investment Trusts — 3.2%
American Tower Corp.	4,144	320,207
Boston Properties, Inc.	2,821	298,490

		618,697

Total FINANCIALS		618,697

Total EQUITY SECURITIES (Cost $15,211,165)		18,759,152

TOTAL INVESTMENTS (COST $15,211,165)	96.8%	$18,759,152
Other Assets In Excess Of Liabilities	3.2%	626,328

Net Assets	100.0%	$19,385,480

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis	$15,266,973

Gross Appreciation	$3,828,039
Gross Depreciation	(335,860)

Net Appreciation	$3,492,179

**	Non-income producing security

SP ADR — Sponsored American Depository Receipt

Top Ten Holdings*

Apple Inc.	7.6%
Qualcomm, Inc.	3.0%
Costco Wholesale Corp.	2.9%
Salesforce.com, Inc.	2.5%
Family Dollar Stores, Inc.	2.4%
Equinix, Inc.	2.3%
Triumph Group, Inc.	2.2%
Catamaran Corp.	2.1%
Allergan, Inc.	2.0%
Pfizer, Inc.	1.9%

*	All percentages are stated as a percent of net assets at December 31, 2012.

Notes to Financial Statements are an integral part of this Schedule.

Statements of Assets and Liabilities

December 31, 2012

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund
ASSETS:
Investments, at cost	$172,068,447	$784,008,861

Investments, at market value	$199,751,330	$929,937,224
Foreign currency*	1,069,394	10,986,590
Cash	8,945,686	41,862,863
Segregated cash	—	—
Receivables:
Dividends	253,413	826,060
Interest	100	97
Investment securities sold	915,161	22,744,324
Fund shares sold	2,863	8,357,385
Net unrealized appreciation on unsettled foreign currency transactions	6,365	—
Prepaid expenses	9,636	16,363

TOTAL ASSETS	210,953,948	1,014,730,906

LIABILITIES:
Payables:
Investment securities purchased	3,885,923	22,286,022
Fund shares redeemed	320,506	1,724,378
Net unrealized depreciation on unsettled foreign currency transactions	—	35,815
Due to affiliates	259,688	1,200,663
Foreign taxes	—	477
Audit and tax fees	49,300	54,300
Accrued expenses	45,220	171,241

TOTAL LIABILITIES	4,560,637	25,472,896

NET ASSETS	$206,393,311	$989,258,010

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	7,410,390	32,323,118

NET ASSET VALUE	$27.85	$30.61

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2012:
Paid-in capital	$440,784,079	$895,699,110
Accumulated net investment income (loss)	(124,055)	(1,325,050)
Accumulated net realized gain (loss)	(262,052,595)	(51,253,856)
Unrealized net foreign exchange gain (loss)	102,999	209,443
Unrealized net appreciation (depreciation) on investments	27,682,883	145,928,363

NET ASSETS	$206,393,311	$989,258,010

*	The cost of foreign currency was $990,103, $10,747,595, $841,996, $0, $65,363, $0 and $0, respectively.

Notes to Financial Statements are an integral part of this Statement.

Statements of Assets and Liabilities

December 31, 2012

Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund

$61,469,344	$196,401,737	$29,177,585	$19,247,682	$15,211,165

$75,116,045	$227,512,341	$34,258,730	$23,072,546	$18,759,152
842,825	—	74,537	—	—
864,888	9,081,134	909,676	1,214,776	954,017
999,988	—	—	—	—

100,452	327,056	6,600	2,991	4,458
29	121	13	260	167
176,467	4,960,621	254,987	112,317	—
3,777,072	154,183	500	—	—
—	—	—	—	—
11,844	6,367	6,439	6,374	6,354

81,889,610	242,041,823	35,511,482	24,409,264	19,724,148

727,863	6,253,529	58,654	62,615	258,708
—	405,038	—	90,000	11,367
977	36,412	—	—	—
88,271	293,913	36,692	17,871	11,385
323	—	—	—	—
44,300	53,300	46,300	40,500	40,500
30,486	41,048	20,158	17,371	16,708

892,220	7,083,240	161,804	228,357	338,668

$80,997,390	$234,958,583	$35,349,678	$24,180,907	$19,385,480

7,261,632	24,859,821	4,899,255	1,878,614	1,537,562

$11.15	$9.45	$7.22	$12.87	$12.61

$72,981,249	$220,439,150	$30,308,588	$20,289,232	$15,776,055
(611,537)	847,767	—	—	—
(5,019,079)	(17,437,708)	(49,307)	66,811	61,438
56	(1,230)	9,252	—	—
13,646,701	31,110,604	5,081,145	3,824,864	3,547,987

$80,997,390	$234,958,583	$35,349,678	$24,180,907	$19,385,480

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations

For the Year Ended December 31, 2012

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund
INVESTMENT INCOME (LOSS):
Income:
Dividends*	$3,977,115	$18,443,969

Total income	3,977,115	18,443,969

Expenses:
Investment advisory fee	3,207,345	12,876,247
Administration fee	218,784	530,622
Professional fees	47,420	158,422
Audit and tax fees	63,360	61,012
Federal and state registration fees	19,398	63,712
Custodian fees	31,951	263,528
Transfer agent fees	72,810	209,529
Trustees’ and Advisory Board Members’ fees	30,520	59,400
Chief compliance officer fees	7,411	7,411
Reports to shareholders	26,862	127,184
Interest expense	2,847	—
Miscellaneous	38,697	56,822

Total expenses	3,767,405	14,413,889

Investment advisory fees recaptured (waived)	—	—
Administration fees waived	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(35,000)	(127,483)

Net expenses	3,732,405	14,286,406

Net investment income (loss)	244,710	4,157,563

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	8,466,086	21,349,756
Net realized foreign exchange gain (loss)	61,405	(1,979,818)
Net realized gain (loss) on written options	—	—
Net change in unrealized foreign exchange gain (loss)	54,090	21,291
Net change in unrealized appreciation (depreciation) on written options	—	—
Net change in unrealized appreciation (depreciation) on investments	20,467,132	125,717,253

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	29,048,713	145,108,482

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,293,423	$149,266,045

*	Dividends are net of $276,107, $1,683,574, $74,858, $234,458, $24,322, $0 and $0 nonreclaimable foreign taxes withheld, respectively.

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations

For the Year Ended December 31, 2012

Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund

$1,025,601	$4,714,112	$497,931	$230,584	$323,916

1,025,601	4,714,112	497,931	230,584	323,916

782,657	3,456,133	447,507	237,991	182,453
102,827	226,442	81,691	56,146	53,601
20,210	50,271	17,181	15,144	14,529
54,080	56,360	48,860	40,300	40,300
28,831	31,364	19,348	16,661	16,654
37,965	59,682	5,622	4,114	4,800
39,621	66,551	38,202	38,400	37,677
22,645	31,238	22,124	21,565	21,408
7,411	7,411	7,411	7,411	7,411
11,544	21,389	10,989	10,722	10,600
—	—	1,613	—	—
12,391	40,178	20,982	20,120	20,038

1,120,182	4,047,019	721,530	468,574	409,471

(50,543)	—	—	(52,090)	(54,700)
(2,097)	—	—	—	—
(24,000)	—	—	—	—
(7,212)	(46,750)	(2,500)	(450)	(600)

1,036,330	4,000,269	719,030	416,034	354,171

(10,729)	713,843	(221,099)	(185,450)	(30,255)

(1,882,344)	1,103,249	2,054,426	1,946,830	1,712,793
(130,046)	(257,909)	980	—	—
1,195,821	—	—	—	—
(1,696)	15	3,457	—	—
(96,924)	—	—	—	—
14,386,719	23,642,134	3,295,841	837,646	384,988

13,471,530	24,487,489	5,354,704	2,784,476	2,097,781

$13,460,801	$25,201,332	$5,133,605	$2,599,026	$2,067,526

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

	Driehaus International Discovery Fund		Driehaus Emerging Markets Growth Fund
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$244,710	$1,240,370	$4,157,563	$4,053,368
Net realized gain (loss) on investments, written options and foreign currency transactions	8,527,491	19,452,598	19,369,938	(68,664,043)
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	20,521,222	(75,763,331)	125,738,544	(69,751,981)

Net increase (decrease) in net assets resulting from operations	29,293,423	(55,070,363)	149,266,045	(134,362,656)

Distributions to shareholders:
Net investment income	—	—	(3,661,528)	—
Capital gains	—	—	—	(45,863,976)

Total distributions to shareholders	—	—	(3,661,528)	(45,863,976)

Capital share transactions:
Proceeds from shares sold	24,049,036	12,941,401	312,726,256	301,459,540
Reinvestment of distributions	—	—	3,382,086	43,894,950
Cost of shares redeemed	(58,882,173)	(84,785,765)	(213,801,609)	(258,212,279)
Redemption fees	6,317	1,670	55,671	64,812

Net increase (decrease) in net assets derived from capital share transactions	(34,826,820)	(71,842,694)	102,362,404	87,207,023

Total increase (decrease) in net assets	(5,533,397)	(126,913,057)	247,966,921	(93,019,609)

NET ASSETS:

Beginning of period	$211,926,708	$338,839,765	$741,291,089	$834,310,698

End of period	$206,393,311	$211,926,708	$989,258,010	$741,291,089

Accumulated net investment income (loss)	$(124,055)	$(1,778,973)	$(1,325,050)	$(22,884)

Capital share transactions are as follows:
Shares issued	911,174	470,032	11,029,785	9,680,600
Shares reinvested	—	—	111,842	1,705,983
Shares redeemed	(2,232,234)	(2,931,206)	(7,645,029)	(8,467,597)

Net increase (decrease) from capital share transactions	(1,321,060)	(2,461,174)	3,496,598	2,918,986

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

Driehaus Emerging Markets Small Cap Growth Fund		Driehaus International Small Cap Growth Fund		Driehaus Global Growth Fund
For the year ended December 31, 2012	For the period August 22, 2011 through December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

$(10,729)	$(95,922)	$713,843	$1,840,114	$(221,099)	$(493,760)
(816,569)	(3,439,883)	845,340	1,081,006	2,055,406	1,725,242
14,288,099	(641,342)	23,642,149	(32,150,405)	3,299,298	(9,918,461)

13,460,801	(4,177,147)	25,201,332	(29,229,285)	5,133,605	(8,686,979)

(1,246,733)	—	(1,069,444)	(1,347,630)	—	—
—	—	—	—	(1,436,164)	(3,868,133)

(1,246,733)	—	(1,069,444)	(1,347,630)	(1,436,164)	(3,868,133)

53,977,441	36,999,932	35,435,959	84,575,481	7,015,096	7,143,933
1,219,637	—	935,098	1,244,851	1,436,164	3,868,133
(19,133,876)	(103,015)	(58,279,425)	(80,964,036)	(12,378,753)	(15,596,557)
350	—	5,968	3,636	61	568

36,063,552	36,896,917	(21,902,400)	4,859,932	(3,927,432)	(4,583,923)

48,277,620	32,719,770	2,229,488	(25,716,983)	(229,991)	(17,139,035)

$32,719,770	$—	$232,729,095	$258,446,078	$35,579,669	$52,718,704

$80,997,390	$32,719,770	$234,958,583	$232,729,095	$35,349,678	$35,579,669

$(611,537)	$(60,764)	$847,767	$636,313	$—	$(181,564)

5,222,635	3,726,377	3,956,697	8,803,227	969,774	804,222
112,513	—	98,847	148,373	198,365	587,862
(1,788,732)	(11,161)	(6,557,312)	(8,344,929)	(1,680,121)	(1,832,167)

3,546,416	3,715,216	(2,501,768)	606,671	(511,982)	(440,083)

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

	Driehaus Mid Cap Growth Fund		Driehaus Large Cap Growth Fund
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(185,450)	$(283,279)	$(30,255)	$(165,417)
Net realized gain (loss) on investments, written options and foreign currency transactions	1,946,830	1,118,775	1,712,793	1,324,203
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	837,646	(1,492,884)	384,988	(1,452,726)

Net increase (decrease) in net assets resulting from operations	2,599,026	(657,388)	2,067,526	(293,940)

Distributions to shareholders:
Net investment income	—	—	—	—
Capital gains	(2,022,728)	(1,411,100)	(1,784,487)	(1,600,488)

Total distributions to shareholders	(2,022,728)	(1,411,100)	(1,784,487)	(1,600,488)

Capital share transactions:
Proceeds from shares sold	728,944	5,187,425	638,410	3,177,254
Reinvestment of distributions	1,961,290	1,365,613	1,756,299	1,575,209
Cost of shares redeemed	(980,231)	(4,163,241)	(2,627,388)	(4,692,707)
Redemption fees	—	692	—	894

Net increase (decrease) in net assets derived from capital share transactions	1,710,003	2,390,489	(232,679)	60,650

Total increase (decrease) in net assets	2,286,301	322,001	50,360	(1,833,778)

NET ASSETS:

Beginning of period	$21,894,606	$21,572,605	$19,335,120	$21,168,898

End of period	$24,180,907	$21,894,606	$19,385,480	$19,335,120

Accumulated net investment income (loss)	$—	$—	$—	$—

Capital share transactions are as follows:
Shares issued	52,589	352,650	48,122	226,550
Shares reinvested	151,568	109,249	138,728	126,421
Shares redeemed	(73,229)	(289,931)	(193,195)	(344,046)

Net increase (decrease) from capital share transactions	130,928	171,968	(6,345)	8,925

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund

Financial Highlights

	For the year ended December 31, 2012		For the year ended December 31, 2011		For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008
Net asset value, beginning of period	$24.27		$30.27		$27.19	$18.28	$41.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	^	0.13	^	(0.22)	0.00 ~	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.55		(6.13)		3.86	9.02	(22.85)

Total income (loss) from investment operations	3.58		(6.00)		3.64	9.02	(22.91)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		(0.56)	(0.11)	—
Distributions from capital gains	—		—		—	—	(0.38)

Total distributions	—		—		(0.56)	(0.11)	(0.38)

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00 ~	0.00 ~	0.02

Net asset value, end of period	$27.85		$24.27		$30.27	$27.19	$18.28

Total Return	14.75%		(19.85)%		13.47%	49.28%	(55.07)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$206,393		$211,927		$338,840	$364,411	$302,112
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.76	%¥	1.72	%¥	1.71%	1.75%	1.65%
Ratio of net expenses to average net assets	1.75	%#¥	1.71	%#¥	1.70%#	1.74%#	1.64%#
Ratio of net investment income (loss) to average net assets	0.11	%#	0.44	%#	(0.77)%#	0.07%#	(0.07)%#
Portfolio turnover	112%		119%		93%	145%	188%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets include interest expense of less than 0.005% for the years ended December 31, 2012 and 2011. The interest expense is from utilizing the line of credit (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund

Financial Highlights

	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008
Net asset value, beginning of period	$25.72	$32.20	$29.24	$17.19	$43.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.13	0.16	(0.04)^	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.88	(4.97)	6.84	12.09	(23.53)

Total income (loss) from investment operations	5.01	(4.81)	6.80	12.04	(23.61)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.12)	—	(0.69)	—	—
Distributions from capital gains	—	(1.67)	(3.15)	—	(2.65)

Total distributions	(0.12)	(1.67)	(3.84)	—	(2.65)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.01	0.00 ~

Net asset value, end of period	$30.61	$25.72	$32.20	$29.24	$17.19

Total Return	19.51%	(15.02)%	23.56%	70.10%	(54.45)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$989,258	$741,291	$834,311	$575,842	$263,406
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.68%	1.68%	1.69%	1.78%	1.77%
Ratio of net expenses to average net assets	1.66%#	1.64%#	1.63%#	1.75%#	1.75%#
Ratio of net investment income (loss) to average net assets	0.48%#	0.49%#	(0.15)%#	(0.30)%#	(0.19)%#
Portfolio turnover	278%	342%	293%	275%	313%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2012		For the period August 22, 2011 through December 31, 2011
Net asset value, beginning of period	$8.81		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	^~	(0.03)
Net realized and unrealized gain (loss) on investments	2.52		(1.16)

Total income (loss) from investment operations	2.52		(1.19)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.18)		—
Distributions from capital gains	—		—

Total distributions	(0.18)		—

Redemption fees added to paid-in capital	0.00	~	—

Net asset value, end of period	$11.15		$8.81

Total Return	28.83%		(11.90	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$80,997		$32,720
Ratio of expenses before reimbursements and waivers to average net assets	2.15%		2.74	%*
Ratio of net expenses to average net assets	1.99	%+#	1.97	%*+#
Ratio of net investment loss to average net assets	(0.02	)%+#	(0.91	)%*+#
Portfolio turnover	183%		74	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until August 21, 2014.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010		For the year ended December 31, 2009		For the year ended December 31, 2008
Net asset value, beginning of period	$8.51	$9.66	$7.64		$4.93		$11.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.07	(0.06)		(0.02)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.95	(1.17)	2.14		2.73		(5.90)

Total income (loss) from investment operations	0.98	(1.10)	2.08		2.71		(5.91)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.04)	(0.05)	(0.06)		—		(0.01)
Distributions from capital gains	—	—	—		—		(0.29)

Total distributions	(0.04)	(0.05)	(0.06)		—		(0.30)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00	~	0.00	~	0.00	~

Net asset value, end of period	$9.45	$8.51	$9.66		$7.64		$4.93

Total Return	11.67%	(11.39)%	27.13%		55.17%		(53.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$234,959	$232,729	$258,446		$201,020		$111,446
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.76%	1.73%	1.75%		1.87%		1.88%
Ratio of net expenses to average net assets	1.74%#	1.69%#	1.72	%+#	1.85	%+#	1.83	%+#
Ratio of net investment income (loss) to average net assets	0.31%#	0.66%#	(0.76	)%+#	(0.54	)%+#	(0.71	)%+#
Portfolio turnover	280%	311%	298%		265%		271%

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, September 17, 2007. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until September 16, 2010.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund

Financial Highlights

	For the year ended December 31, 2012	For the year ended December 31, 2011		For the year ended December 31, 2010		For the year ended December 31, 2009		For the period May 1, 2008 through December 31, 2008
Net asset value, beginning of period	$6.58	$9.01		$7.59		$4.98		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	(0.10)		(0.11)		(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.00	(1.53)		1.55		2.66		(5.00)

Total income (loss) from investment operations	0.95	(1.63)		1.44		2.61		(5.02)

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—		(0.02)		—		—
Distributions from capital gains	(0.31)	(0.80)		—		—		—

Total distributions	(0.31)	(0.80)		(0.02)		—		—

Redemption fees added to paid-in capital	0.00 ~	0.00	~	—		0.00	~	0.00	~

Net asset value, end of period	$7.22	$6.58		$9.01		$7.59		$4.98

Total Return	14.36%	(18.15)%		19.00%		52.41%		(50.20	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$35,350	$35,580		$52,719		$40,301		$14,557
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	2.02%¥	1.88	%¥	1.81%		2.34%		3.94	%*
Ratio of net expenses to average net assets	2.01%#¥	1.97	%+#¥	2.00	%+#	2.00	%+#	2.00	%*+#
Ratio of net investment income (loss) to average net assets	(0.62)%#	(1.08	)%+#	(1.37	)%+#	(1.09	)%+#	(0.86	)%*+#
Portfolio turnover	103%	142%		145%		119%		74	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and/or recapture, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2008. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until April 30, 2011.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets include interest expense of less than 0.005% for the years ended December 31, 2012 and 2011. The interest expense is from utilizing the line of credit (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period April 27, 2009 through December 31, 2009
Net asset value, beginning of period	$12.53	$13.69	$11.63	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.10)	(0.16)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	1.61	(0.14)	3.25	2.85

Total income (loss) from investment operations	1.51	(0.30)	3.11	2.77

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—
Distributions from capital gains	(1.17)	(0.86)	(1.05)	(1.14)

Total distributions	(1.17)	(0.86)	(1.05)	(1.14)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00	~

Net asset value, end of period	$12.87	$12.53	$13.69	$11.63

Total Return	11.97%	(2.15)%	26.59%	27.66	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$24,181	$21,895	$21,573	$14,821
Ratio of expenses before reimbursements and waivers to average net assets	1.97%	1.95%	2.47%	2.82	%*
Ratio of net expenses to average net assets	1.75%+	1.75%+	1.75%+	1.75	%*+
Ratio of net investment income (loss) to average net assets	(0.78)%+	(1.13)%+	(1.39)%+	(1.15	)%*+
Portfolio turnover	123%	193%	182%	208	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, April 27, 2009. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 30, 2015.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Large Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period April 27, 2009 through December 31, 2009
Net asset value, beginning of period	$12.52	$13.79	$11.94	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)	(0.11)	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments	1.37	(0.03)	2.67	2.36

Total income (loss) from investment operations	1.35	(0.14)	2.55	2.31

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—
Distributions from capital gains	(1.26)	(1.13)	(0.70)	(0.37)

Total distributions	(1.26)	(1.13)	(0.70)	(0.37)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00	~

Net asset value, end of period	$12.61	$12.52	$13.79	$11.94

Total Return	10.75%	(0.97)%	21.36%	23.14	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$19,385	$19,335	$21,169	$13,875
Ratio of expenses before reimbursements and waivers to average net assets	2.02%	1.96%	2.28%	2.72	%*
Ratio of net expenses to average net assets	1.75%+	1.75%+	1.75%+	1.75	%*+
Ratio of net investment loss to average net assets	(0.15)%+	(0.76)%+	(1.12)%+	(0.67	)%*+
Portfolio turnover	103%	156%	140%	142	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, April 27, 2009. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 30, 2015.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds

Notes to Financial Statements

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust, with ten separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The seven series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations
Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus Emerging Markets Small Cap Growth Fund	08/22/11
Driehaus International Small Cap Growth Fund*	09/17/07
Driehaus Global Growth Fund	05/01/08
Driehaus Mid Cap Growth Fund	04/27/09
Driehaus Large Cap Growth	04/27/09

*	On December 29, 2010, the Driehaus International Small Cap Growth Fund was closed to new investors.

The investment objective of each Fund is to maximize capital appreciation.

Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of non-U.S. companies exhibiting strong growth characteristics.

Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Driehaus Emerging Markets Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization emerging markets companies.

Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Driehaus Global Growth Fund seeks to achieve its objective by investing primarily in equity securities of both U.S. and non-U.S. companies exhibiting strong growth characteristics.

Driehaus Mid Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of mid capitalization U.S. companies exhibiting strong growth characteristics.

Driehaus Large Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of large capitalization U.S. companies exhibiting strong growth characteristics.

Fiscal Year-End

The fiscal year-end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities and exchange traded options are valued at the last sale price as of the close of the primary exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by Level within the fair value hierarchy as of December 31, 2012 is as follows:

Fund	Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus International Discovery Fund
Equity Securities:
Europe	$105,798,947	$14,941,141	$90,857,806	$—
Far East	50,794,086	11,501,912	39,292,174	—
Middle East	3,432,863	3,432,863	—	—
North America	20,153,788	20,153,788	—	—
South America	19,571,646	19,571,646	—	—

Total Investments	$199,751,330	$69,601,350	$130,149,980	$—

Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$51,276,958	$15,659,674	$35,617,284	$—
Europe	115,843,910	19,259,869	96,584,041	—
Far East	495,497,721	24,258,766	471,238,955	—
Middle East	28,679,026	5,804,544	22,874,482	—
North America	69,928,114	69,928,114	—	—
South America	153,933,445	153,933,445	—	—
Equity Certificates	9,634,584	—	9,634,584	—
Exchange-Traded Funds	5,143,466	5,143,466	—	—

Total Investments	$929,937,224	$293,987,878	$635,949,346	$—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund	Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Small Cap Growth Fund
Equity Securities:
Africa	$6,304,885	$4,339,589	$1,965,296	$—
Europe	3,396,730	655,549	2,741,181	—
Far East	41,470,936	1,890,650	39,580,286	—
Middle East	2,561,647	2,561,647	—	—
North America	4,076,014	3,760,607	315,407	—
South America	8,069,427	8,069,427	—	—
Equity Certificates	7,043,812	—	7,043,812	—
Exchange-Traded Funds	1,835,094	1,835,094	—	—
Purchased Call Options by Risk Category
Equity Contracts	55,000	55,000	—	—
Commodity Contracts	81,000	81,000	—	—
Purchased Put Options by Risk Category
Equity Contracts	175,500	175,500	—	—
Commodity Contracts	46,000	46,000	—	—

Total Investments	$75,116,045	$23,470,063	$51,645,982	$—

Driehaus International Small Cap Growth Fund
Equity Securities:
Europe	$111,119,704	$—	$111,119,704	$—
Far East	87,836,099	7,238,791	80,597,308	—
North America	15,185,404	12,733,523	2,451,881	—
South America	13,371,134	13,371,134	—	—

Total Investments	$227,512,341	$33,343,448	$194,168,893	$—

Driehaus Global Growth Fund
Equity Securities:
Europe	$6,867,541	$1,144,136	$5,723,405	$—
Far East	3,304,057	907,969	2,396,088	—
Middle East	279,086	279,086	—	—
North America	22,880,195	22,880,195	—	—
South America	927,851	927,851	—	—

Total Investments	$34,258,730	$26,139,237	$8,119,493	$—

Driehaus Mid Cap Growth Fund
Investments in Securities*	$23,072,546	$23,072,546	$—	$—

Driehaus Large Cap Growth Fund
Investments in Securities*	$18,759,152	$18,759,152	$—	$—

*	See Schedule of Investments for industry breakout.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the year ended December 31, 2012, securities with end of period values of $45,412,392, $84,134,619, $7,363,767, $59,482,041 and $4,114,636 held by Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, and Driehaus Global Growth Fund, respectively, were transferred from Level 1 to Level 2.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily.

Options Contracts

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended December 31, 2012, the average volume of purchased and written options for Driehaus Emerging Markets Small Cap Growth Fund was $495,042 and $116,947, respectively.

The premiums received and the number of option contracts written during the year ended December 31, 2012, were as follows:

Driehaus Emerging Markets Small Cap Growth Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	4,583	$204,989
Options written	84,209	2,632,968
Options closed	(73,292)	(2,561,360)
Options expired	(15,500)	(276,597)

Options outstanding at December 31, 2012	—	$—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2012, the Funds had outstanding options as listed on the Schedule of Investments.

Equity Certificates

The Funds may invest in equity certificates which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis.

On December 31, 2012, Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund had unrealized appreciation of $782,886 and $765,296, respectively, as a result of their investments in these financial instruments. The aggregate market values of these certificates for Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund represented 1.0% and 8.7%, respectively, of their total market values at December 31, 2012.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the Financial Accounting Standards Board’s (“FASB”) “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2012:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts	Investments, at market value	$9,634,584

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2012:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts*	Investments, at market value	$7,274,312
Commodity contracts*	Investments, at market value	127,000

*	Includes cumulative appreciation (depreciation) of options contracts shown in the Schedule of Investments.

Driehaus Emerging Markets Growth Fund did not have any realized gain (loss) on derivative contracts for the year ended December 31, 2012.

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2012.

	Amount of realized gain (loss) on derivatives
Risk exposure category	Equity Certificates	Purchased Options	Written Options
Equity contracts	$(474,413)	$(3,409,276)	$1,085,945
Commodity contracts	—	(485,840)	109,876

The following table sets forth the Driehaus Emerging Markets Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2012.

Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$782,885

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2012.

	Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates	Purchased Options	Written Options
Equity contracts	$1,361,996	$(26,558)	$(96,924)
Commodity contracts	—	(64,280)	—

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2011, 2010 and 2009 remain open to Federal and state audit. As of December 31, 2012, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

For the year ended December 31, 2012, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and capital loss carryforwards expiring. Results of operations and net assets were not affected by these reclassifications.

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund
Undistributed net investment income	$1,410,208	$(1,798,201)	$706,689	$567,055	$402,663	$185,450	$30,255
Undistributed net realized gain	(991,196)	1,798,201	(706,689)	(567,055)	(40,300)	(183,392)	(30,255)
Paid-in capital	(419,012)	—	—	—	(362,363)	(2,058)	—

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a Fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

During the year ended December 31, 2012, Driehaus International Discovery Fund utilized $2,881,445 of capital loss carryforwards and as of December 31, 2012, had capital loss carryforwards of $2,472,213 expiring in 2015, $150,326,332 expiring in 2016 and $109,113,076 expiring in 2017. During the year ended December 31, 2012, Driehaus Emerging Markets Growth Fund did not utilize any capital loss carryforwards and as of December 31, 2012, had capital loss carryforwards of $47,142,275 with no expiration date. During the year ended December 31, 2012, Driehaus Emerging Markets Small Cap Growth Fund did not utilize any capital loss carryforwards and as of December 31, 2012, had capital loss carryforwards of $4,922,289 with no expiration date. During the year ended December 31, 2012, Driehaus International Small Cap Growth Fund did not utilize any capital loss carryforwards and as of December 31, 2012, had capital loss carryforwards of $3,818,027 expiring in 2017 and $12,209,878 with no expiration date. During the year ended December 31, 2012, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund did not utilize any capital loss carryforwards and as of December 31, 2012, had no capital loss carryforwards. To the extent that the Funds realize future net capital gains, those capital gains will be offset by any unused capital loss carryforwards subject to the limitations described below. For the year ended December 31, 2012, Driehaus Emerging Markets Growth Fund had late-year ordinary loss deferrals of $1,108,847 which was deferred for tax purposes and was recognized on January 1, 2013. For the year ended December 31, 2012, Driehaus International Discovery Fund, and Driehaus Large Cap Growth Fund had late-year capital loss deferrals of $48,625, and $160,438, respectively, which were deferred for tax purposes and were recognized on January 1, 2013.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Included in the capital loss carryforward amounts stated above are capital losses that Driehaus International Discovery Fund inherited from its merger with Driehaus International Equity Yield Fund on September 19, 2008 of approximately $2,472,213, which may be applied against any realized net taxable capital gains in future years. Section 382 of the Code imposes certain limitations that will likely reduce the Fund’s ability to use these capital loss carryforwards.

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund
Ordinary income	$—	$3,661,528	$1,246,733	$1,069,444	$—	$—	$116,590
Net long-term capital gain	—	—	—	—	1,436,164	2,022,728	1,667,897

Total distributions paid	$—	$3,661,528	$1,246,733	$1,069,444	$1,436,164	$2,022,728	$1,784,487

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund
Ordinary income	$—	$44,003,425	$—	$1,347,630	$—	$254,377	$414,273
Net long-term capital gain	—	1,860,551	—	—	3,868,133	1,156,723	1,186,215

Total distributions paid	$—	$45,863,976	$—	$1,347,630	$3,868,133	$1,411,100	$1,600,488

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund
Undistributed ordinary income	$—	$—	$175,925	$2,030,993	$—	$—	$—
Undistributed long-term capital gain	—	—	—	—	37,588	160,146	277,685

Accumulated earnings	$—	$—	$175,925	$2,030,993	$37,588	$160,146	$277,685
Paid-in capital	440,784,079	895,699,110	72,981,249	220,439,150	30,308,588	20,289,232	15,776,055
Accumulated capital and other losses	(261,960,246)	(48,251,122)	(4,922,289)	(16,027,903)	—	—	(160,439)
Unrealized appreciation (depreciation) on foreign currency	96,680	239,254	999	38,743	9,252	—	—
Unrealized appreciation on investments	27,472,798	141,570,768	12,761,506	28,477,600	4,994,250	3,731,529	3,492,179

Net assets	$206,393,311	$989,258,010	$80,997,390	$234,958,583	$35,349,678	$24,180,907	$19,385,480

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on spot contracts underlying securities transactions and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of spot contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2012.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. Generally Accepted Accounting Principles more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU No. 2011-11 on the financial statements and disclosures.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Subsequent Events

On September 20, 2012, the Board of Trustees of the Trust approved reductions in the management fees for the Driehaus International Discovery Fund and the Driehaus Global Growth Fund pursuant to the amended investment advisory agreement between the Trust, on behalf of the Funds, and Driehaus Capital Management LLC (the “Adviser”). The reduction in each Fund’s management fee became effective on January 1, 2013.

Effective January 1, 2013, the Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis computed and accrued daily as follows: 1.35% on the first $1 billion of average daily net assets and 1.25% of average daily net assets in excess of $1 billion.

Effective January 1, 2013, the Driehaus Global Growth Fund pays the Adviser an annual management fee on a monthly basis computed and accrued daily at an annual rate of 1.15% of the Fund’s average daily net assets.

B.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. During 2012, Driehaus International Discovery Fund paid the Adviser an annual management fee on a monthly basis computed and accrued daily as follows: 1.50% on the first $500 million of average daily net assets, 1.35% on the next $500 million and 1.25% of average daily net assets in excess of $1 billion. Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets. During 2012, Driehaus Global Growth Fund paid the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets. Driehaus Mid Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of the Fund’s average daily net assets. Driehaus Large Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 0.90% of the Fund’s average daily net assets. See Subsequent Events above for reductions in annual management fee rates effective January 1, 2013.

DCM has entered into an agreement to cap Driehaus Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until August 21, 2014. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2012, DCM waived fees for Driehaus Emerging Markets Small Cap Growth Fund totaling $50,543 under this agreement, and the total amount subject to recapture is $108,124.

DCM has entered into agreements to cap Driehaus Mid Cap Growth Fund’s and Driehaus Large Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.75% of average daily net assets until April 30, 2015. For a period of three years subsequent to each Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that each Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2012, DCM waived fees for Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund totaling $52,090 and $54,700, respectively, under these agreements, and the amount of potential recovery expiring December 31, 2013, December 31, 2014 and December 31, 2015 was $90,076, $48,478 and $52,090, respectively, for Driehaus Mid Cap Growth Fund and $67,291, $43,939 and $54,700, respectively, for Driehaus Large Cap Growth Fund.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The amounts accrued and payable to DCM during the year ended December 31, 2012, are as follows:

Fund	Advisory Fees	Advisory Fees Payable (included in Due to affiliates)
Driehaus International Discovery Fund	$3,207,345	$259,688
Driehaus Emerging Markets Growth Fund	12,876,247	1,200,663
Driehaus Emerging Markets Small Cap Growth Fund	782,657	88,271
Driehaus International Small Cap Growth Fund	3,456,133	293,913
Driehaus Global Growth Fund	447,507	36,692
Driehaus Mid Cap Growth Fund	237,991	17,871
Driehaus Large Cap Growth Fund	182,453	11,385

Certain of the Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2012, these arrangements reduced the expenses of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund by $35,000 (0.9%), $127,483 (0.9%), $7,212 (0.6%), $46,750 (1.2%), $2,500 (0.3%), $450 (0.1%) and $600 (0.1%), respectively.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Funds’ administrative and accounting agent. In compensation for these services, BNY Mellon receives the larger of a monthly minimum fee or a monthly fee based upon average net assets. BNY Mellon has agreed to waive a portion of its monthly fee for administrative and accounting agent services for the first six months of operations for Driehaus Emerging Markets Small Cap Growth Fund. For the year ended December 31, 2012, BNY Mellon waived $2,097 for Driehaus Emerging Markets Small Cap Growth Fund. BNY Mellon also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, BNY Mellon receives a monthly fee based on shareholder processing activity during the month. BNY Mellon has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for Driehaus Emerging Markets Small Cap Growth Fund. For the year ended December 31, 2012, BNY Mellon waived $24,000 for Driehaus Emerging Markets Small Cap Growth Fund.

C.  OTHER FINANCIAL INSTRUMENTS

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2012, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The unrealized appreciation or depreciation on spot contracts is reflected as a separate line item in the Statement of Assets and Liabilities. On December 31, 2012, the Funds’ currency transactions were limited to transaction hedges.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

D.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations and options, for the year ended December 31, 2012 were as follows:

Fund	Purchases	Sales
Driehaus International Discovery Fund	$229,233,143	$263,129,096
Driehaus Emerging Markets Growth Fund	2,378,679,173	2,277,624,751
Driehaus Emerging Markets Small Cap Growth Fund	121,254,998	89,717,283
Driehaus International Small Cap Growth Fund	622,447,296	638,301,237
Driehaus Global Growth Fund	35,479,466	40,944,524
Driehaus Mid Cap Growth Fund	27,832,976	27,982,032
Driehaus Large Cap Growth Fund	20,453,860	22,604,854

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. On December 31, 2012, the Funds held no restricted securities, other than equity certificates. Since an investment in equity certificates represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted (see Note A).

F.  LINE OF CREDIT

Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund have obtained an uncommitted line of credit in the amount of $25,000,000 and Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund have obtained an uncommitted line of credit in the amount of $5,000,000. These lines of credit are available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%. Driehaus International Discovery Fund utilized the line of credit during the period January 25, 2012 to February 10, 2012. The average daily loan balance outstanding on days where borrowings existed was $4,000,000, the weighted average interest rate was 0.77% and the interest expense, which is included on the Statement of Operations, was $2,847 for Driehaus International Discovery Fund. Driehaus Global Growth Fund utilized the line of credit during the period March 1, 2012 to March 13, 2012. The average daily loan balance outstanding on days where borrowings existed was $3,000,000, the weighted average interest rate was 0.02% and the interest expense, which is included on the Statement of Operations, was $1,613 for Driehaus Global Growth Fund.

G.  RISKS CONCENTRATIONS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.  REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Driehaus Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund, and Driehaus Large Cap Growth Fund (collectively, the “Funds”) as of December 31, 2012, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2012, the results of their operations, the changes in net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 25, 2013

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	11	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	11	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	11	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin-Madison, 1999-2005.	President’s Advisory Council on Financial Capability since 2010; Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion since 2007; Jump$tart Coalition for Personal Financial Literacy since 2008; Wisconsin Alumni Association Board from 2006-2012; President’s Advisory Council on Financial Literacy from 2008-2010; Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc, 2008-2010; Advisory Board of the Trust 2011-2012.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	11	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Interested and Independent Trustees of the Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	11	Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Director, Metropolitan Series Fund, Inc. since May 2009; Director and Investment Committee Chair, City College of San Francisco Foundation since 2003; Advisory Board of the Trust 2011-2012.
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	11	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Senior Vice President of the Trust from 2006-2011.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of the USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Advisor and Distributor from 2004-2012.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President	Since 2007	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012; Senior Attorney with the Adviser from 2003-2012.
Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Office and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (financial services company) since 2010; Vice President and Counsel, PNC from 2008-2010.
Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Associate General Counsel of Superfund Group (formerly, Quadriga Group, a financial services company) from 2005-2010.
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ending December 31, 2012.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ending December 31, 2012*
Actual	$1,000	$1,103.40	$9.25
Hypothetical (5% return before expenses)	$1,000	$1,016.34	$8.87

Driehaus Emerging Markets Growth Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ending December 31, 2012*
Actual	$1,000	$1,145.70	$9.01
Hypothetical (5% return before expenses)	$1,000	$1,016.74	$8.47

Driehaus Emerging Markets Small Cap Growth Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ending December 31, 2012*
Actual	$1,000	$1,193.50	$11.03
Hypothetical (5% return before expenses)	$1,000	$1,015.08	$10.13

Fund Expense Examples — (Continued)

Driehaus International Small Cap Growth Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ending December 31, 2012*
Actual	$1,000	$1,111.50	$9.24
Hypothetical (5% return before expenses)	$1,000	$1,016.39	$8.82

Driehaus Global Growth Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ending December 31, 2012*
Actual	$1,000	$1,059.90	$10.41
Hypothetical (5% return before expenses)	$1,000	$1,015.03	$10.18

Driehaus Mid Cap Growth Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ending December 31, 2012*
Actual	$1,000	$1,047.80	$9.01
Hypothetical (5% return before expenses)	$1,000	$1,016.34	$8.87

Driehaus Large Cap Growth Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ending December 31, 2012*
Actual	$1,000	$1,035.50	$8.95
Hypothetical (5% return before expenses)	$1,000	$1,016.34	$8.87

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366 to reflect the half-year period.

Driehaus International Discovery Fund	1.75%
Driehaus Emerging Markets Growth Fund	1.67%
Driehaus Emerging Markets Small Cap Growth Fund	2.00%
Driehaus International Small Cap Growth Fund	1.74%
Driehaus Global Growth Fund	2.01%
Driehaus Mid Cap Growth Fund	1.75%
Driehaus Large Cap Growth Fund	1.75%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2012

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds’ distributions included capital gain amounts as follows:

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund
Total long-term gains 15% rate gains .	$—	$—	$—	$—	$1,436,164	$2,022,728	$1,667,897

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund
0.00%	22.03%	30.94%	100.00%	0.00%	0.00%	100.00%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund
0.00%	0.00%	4.58%	0.00%	0.00%	0.00%	100.00%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2012 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Shareholder Information — (Continued)

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders of Driehaus Mutual Funds (the “Trust”) held on November 27, 2012, the Trust’s shareholders approved the election of the following persons to the Board of Trustees of the Trust (the “Board”) by the following votes:

	Affirmative	Withheld
Theodore J. Beck	331,113,166	1,544,986
Richard H. Driehaus	190,855,228	141,802,924
Francis J. Harmon	331,183,248	1,474,904
A.R. Umans	331,053,586	1,604,566
Dawn M. Vroegop	331,089,504	1,568,648
Daniel F. Zemanek	331,191,235	1,466,917

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement

In September 2012, the Board of Trustees of Driehaus Mutual Funds (the “Trust”) approved (i) the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DREGX”), Driehaus International Discovery Fund (“DRIDX”), Driehaus International Small Cap Growth Fund (“DRIOX”), Driehaus Global Growth Fund (“DRGGX”), Driehaus Mid Cap Growth Fund (“DRMGX”), Driehaus Large Cap Growth Fund (“DRLGX”) and Driehaus Emerging Markets Small Cap Growth Fund (DRESX) (DREGX, DRIDX, DRIOX, DRGGX, DRMGX, DRLGX and DRESX are each a “Fund” and collectively the “Funds”); and (ii) amended Letter Agreements for DRIDX and DRGGX, effective January 1, 2013. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds.

The Board reviewed DREGX’s and DRIDX’s performance on a net return basis over the 1-, 3- and 5-year periods and for the year-to-date period ended June 30, 2012. For those Funds with less than five years of performance without taking into account any predecessor performance, if applicable (i.e., inception of DRGGX on May 1, 2008, DRMGX from the conversion of two predecessor limited partnerships’ assets in April 2009, DRLGX from the conversion of a predecessor limited partnership’s assets in April 2009 and DRIOX from the conversion of a predecessor limited partnership’s assets in September 2007), the Board considered the performance on a net return basis for the 1- and 3-year and year-to-date periods ended June 30, 2012, and for DRESX, the Board considered the performance on a net return basis for the year-to-date period ended June 30, 2012 (from the conversion of a predecessor limited partnership’s assets in August 2011). The Board also reviewed (i) performance for DRMGX, including that of one of its predecessor limited partnerships, on a net return basis for the 5-year period ended June 30, 2012; (ii) performance for DRIOX, including that of its predecessor limited partnership, on a net return basis for the 5-year period ended June 30, 2012; and (iii) performance for DRESX, including that of its predecessor limited partnership, for the 1- and 3-year periods ended June 30, 2012. Because the predecessor limited partnerships to DRMGX, DRIOX and DRESX did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of these Funds’ performance information. The Board noted that the Adviser represented that because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records, it was meaningful to also analyze the performance over rolling time periods, and the Board reviewed rolling relative performance to benchmark information for certain Funds. The Board compared short-term and longer-term returns to various agreed-upon performance measures, including market indices and peer groups. Peer group data was compiled from Lipper Inc., an independent provider of mutual fund data. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser for DREGX, DRIOX, DRGGX, DRMGX, DRLGX and DRESX continue to be satisfactory.

As to the specific Funds, the Board noted that DREGX’s performance was above the median of its peer group for the 1-, 3- and 5-year periods. The Board also noted that DREGX outperformed its benchmark index for the 1-, 3-, 5- and 10-year and since-inception (December 31, 1997) periods. The Board noted that although DRIOX’s performance for the 1-year period was below the median of its peer group, it was above the median of its peer group for the 3- and 5-year periods (the latter of which includes the performance of its predecessor limited partnership). In addition, the Board noted that DRIOX outperformed its benchmark index for the 3- and 5-year periods (the latter of which includes the performance of its predecessor partnership) and underperformed its benchmark index for the 1-year period. With respect to DRGGX, the Board noted that its performance was above the median for the 3-year period and was below the median for the 1-year period. In addition, the Board noted that DRGGX underperformed its benchmark index for the 1- and 3-year periods and outperformed the index for the year-to-date period. The Board noted that DRMGX’s performance for the 1-, 3- and 5-year periods was below the median of its peer group (the latter of which includes the performance of a predecessor partnership), although it was near the median for the 3- and 5-year periods. In addition, the Board noted that DRMGX underperformed its benchmark index for the 1-, 3- and 5-year periods (the latter of which includes the performance of a predecessor partnership) and that the Fund outperformed the index for the 10-year period (including the performance of a predecessor partnership). The Board noted that DRLGX had outperformed its peer group median for the 1- and 3-year periods. In addition, the Board noted that DRLGX slightly underperformed its benchmark index for the 1-year period and underperformed for the 3-year period. For DRESX, the Board noted that the Fund outperformed its peer group median and its benchmark for the 1- and 3-year periods (including the performance of its predecessor limited partnership).

On the basis of its evaluation of the information presented and its ongoing review of investment results, the Board concluded that based on the nature, quality and extent of services provided by the Adviser for DRIDX, it continues to be in the best interests of the Fund to continue the Agreement. The Board noted the Adviser’s ongoing adherence to its investment style, including maintaining its high ratio of active share in comparison to its benchmark. Recognizing that this investment style produces a differentiated outcome from the benchmark, the Board noted that DRIDX underperformed the median of its peer group for the 1-, 3- and 5-year periods. For the year-to-date period, the Board found performance to be competitive, ranking in the 62nd percentile of its peer group. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3- and 5-year periods, but outperformed its benchmark index for the 10-year and since-inception (December 31, 1998) periods. The Board reviewed the reasons for the periods of underperformance, which were primarily related to the Fund’s bias to emerging market and small capitalization stocks during the past year and the fact that the Adviser’s style is adversely affected by highly correlated markets. The Board also reviewed the steps taken to improve performance, including the addition of portfolio management resources.

The Board also considered DREGX’s, DRIDX’s, DRIOX’s and DRMGX’s rolling 1-year, 3-year and 5-year returns over the life of the Funds relative to their benchmarks and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. For DRLGX the Board reviewed the rolling returns for 1- and 3-year periods. The Board noted the underperformance to the index over a majority of the rolling periods, but took into consideration that the limited number of periods did not provide a sufficient basis upon which to make a judgment. As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

Fees.    The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio as of June 30, 2012, and compared the advisory fee and total expense ratio to the fees and expense ratios of peer group funds based on data compiled from Lipper Inc. as of June 30, 2012. The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its peer group. However, because of the Funds’ fee structures, total expense ratios are relatively competitive, as they all fall between the 24th and 99th percentiles (1st percentile being the highest expense ratio). The Board considered that the Adviser proposed a reduction in advisory fee rates for DRIDX and DRGGX and also considered the Funds’ asset size and, for DRMGX, DRLGX and DRESX, the expense reimbursement arrangements with the Adviser. The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that: (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts; and (ii) the advisory fees for the other accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s aggressive growth style and the substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $500,000 in directed brokerage credits which were used in reducing expenses of the Funds, and that the Adviser is expanding its ability to generate directed brokerage commissions for the Funds’ U.S. trades.

The Board noted that the Adviser stated that there will be no diminution in the quality or quantity of the services provided to DRIDX or DRGGX. On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund, and as amended for DRIDX and DRGGX, was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that DRIOX is currently closed to new investors in order to maintain assets at a level that the Adviser feels are prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee, and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, the expense of which is reimbursed by the Adviser under an expense sharing arrangement with DS LLC. The Board concluded that, based on the projected profitability calculated for the Trust as well as for the Funds individually (noting that DRESX, DRGGX, DRMGX and DRLGX were expected to continue to be operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.    The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale, noting the breakpoints in DRIDX’s advisory fee schedule (as further amended effective January 1, 2013).

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

DRH-AR2012

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

A.R. Umans

Chairman of the Board

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Trustee

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Assistant Vice President

Michael Shoemaker

Chief Compliance Officer &

Assistant Vice President

Diane J. Drake

Secretary

Michael P. Kailus

Assistant Secretary

William H. Wallace, III

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer Agent

UMB Fund Services, Inc.

803 W. Michigan St.

Milwaukee, WI 53233

Custodians

UMB Bank, n.a.

928 Grand Blvd.

Kansas City, MO 64106

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2012

Driehaus Active Income Fund

Driehaus Select Credit Fund

Driehaus International Credit Opportunities Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Driehaus Active Income Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Active Income Fund (“Fund”) returned 9.34% for the year ending December 31, 2012. This return was above the performance of the Fund’s benchmark index, the Citigroup 3-Month T-Bill Index (the “Benchmark”), which returned 0.07% for the same period. The Fund also outperformed the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned 4.22% for the same period.

Generally speaking, 2012 saw most risk assets increase in value. Just about everything finished the year up, save for crude oil and volatility. Returns in fixed income were strong across the board. Falling interest rates aided returns once again in the fixed income market.

Overall, this was a pretty good year for the Fund — one that we felt we owed our investors following a disappointing 2011. Most of the Fund’s gains were generated in the first quarter of the year, as many of the factors that were a headwind to performance in 2011 eased or, in some cases, reversed course. These factors included the rapid shrinkage of capital that large banks devote to trading, the sharp descent in U.S. Treasury yields, and the extraordinarily high correlation of asset prices to the health of Europe’s economy.

For the year, the most significant contributions to returns came from the directional long trading strategy. This strategy consistently contributed to returns, providing positive performance every month of the year. Security selection and a renewed interest in risk assets helped this strategy generate strong returns. Additionally, many of the securities held were high yield names that benefited from spread compression. Other meaningful contributions to the Fund came from the capital structure arbitrage strategy and event driven trades. Event driven trading, which focuses on corporate events such as mergers or company announcements, is an area of the market where we are increasingly finding attractive investment opportunities.

The most significant detractors from performance for the year were the interest rate hedge, the directional short strategy, and the volatility trading strategy. The interest rate hedge, which is constructed by shorting U.S. Treasury futures and U.S. Treasury securities, detracted as the 10-year U.S. Treasury bond yields fell to new lows during the year. The directional short strategy was hampered by a declining interest rate environment. Volatility trades are generally constructed by implementing various option strategies, such as straddles or strangles on the S&P 500 Index or other indices. During the year, as market pressures eased and investors grew more optimistic, market volatility decreased significantly. The Fund generally held long volatility trades that benefit performance only when volatility increases.

One of the benefits of the Fund for investors is the diversification it offers through low correlations to other asset classes. We were particularly pleased with the low correlations of many major asset classes to the Fund during 2012. For the year, the Fund had a correlation between 0.5 and -0.5 (based on daily return data) to the S&P 500 Index, the 10-Year U.S. Treasury, the Barclays Aggregate ETF (AGG), the Investment Grade Bond ETF (LQD), the High Yield Bond ETF (JNK), the HFRX Global Hedge Fund Index, and the Dow Jones-UBS Commodity Index.

In addition to achieving low correlations to many asset classes, the Fund exhibited rather low volatility throughout 2012. The 100-day volatility of the Fund averaged 3.09% and ended the year at 1.76%.

Looking ahead, we expect a lower return environment for fixed income in 2013. Based on our outlook, positive returns within the asset class will be best earned through a tactical approach to the credit markets. We believe investors must tactically take advantage of moves in interest rates and credit spreads to quickly over- and under-weight various exposures in their fixed income portfolio as the year progresses. Additionally, employing hedged strategies to take advantage of mispricings in the market may offer investors a more compelling risk/reward profile than investing in long-only, buy-and-hold strategies. While it will be a challenging year, it won’t be one without opportunities for flexible investment approaches.

1

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Active Income Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Mirsada Durakovic	Elizabeth Cassidy
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

2

Driehaus Active Income Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since November 8, 2005 (the date of the Predecessor Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/12	1 Year	3 Years	5 Years	Since Inception (11/08/05 - 12/31/12)
Driehaus Active Income Fund (LCMAX)[1]	9.34%	2.77%	5.88%	4.99%
Citigroup 3-Month T-Bill Index[2]	0.07%	0.09%	0.45%	1.71%
Barclays Capital U.S. Aggregate Bond Index[3]	4.22%	6.20%	5.95%	6.22%

[1]

The Driehaus Active Income Fund (the “Fund”) performance shown above includes the performance of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) for the periods before the Fund’s registration statement became effective. The Fund received the assets and liabilities of the Predecessor Fund on June 1, 2009 through a reorganization of the Predecessor Fund into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended. The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund. Financial and performance information of the Fund includes the Predecessor Fund information. The returns for the periods prior to October 1, 2006, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3 month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

3

Driehaus Active Income Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts	Value

ASSET-BACKED SECURITIES — 2.16%
Citigroup Mortgage Loan Trust, Inc. 0.28%, 1/25/37[2]	$387,177	$188,185
Countrywide Asset-Backed Certificates 0.69%, 4/25/34[2]	122,988	116,894
Fannie Mae REMICS 0.86%, 9/25/23[2]	12,074,982	12,215,535
Fannie Mae REMICS 0.53%, 6/25/36[2]	12,897,745	12,920,780
Freddie Mac REMICS 0.41%, 1/15/35[2]	7,273,055	7,273,018
JP Morgan Alternative Loan Trust 0.27%, 3/25/37[2]	48,702	47,967
Merrill Lynch Mortgage Investors, Inc. 0.68%, 8/25/35[2]	124,929	108,045
Wells Fargo Mortgage Loan Trust 0.46%, 8/27/37[1,2]	30,699,227	29,053,533

Total ASSET-BACKED SECURITIES (Cost $60,648,125)		61,923,957

BANK LOANS — 12.99%
Commercial Services — 1.28%
Altegrity, Inc. 7.75%, 2/21/15[2]	36,788,930	36,635,520
Electronics — 0.33%
NuSil Technology LLC 5.00%, 3/28/17[2]	9,403,231	9,406,146
Entertainment — 1.51%
Graton Resort & Casino 9.00%, 8/14/18[2]	18,000,000	18,472,500
Peninsula Gaming LLC 5.75%, 8/3/17[2]	8,500,000	8,595,625
WMG Acquisition Corp. 5.25%, 10/25/18[2]	16,000,000	16,170,080

		43,238,205

Food — 0.64%
SUPERVALU, Inc. 8.00%, 8/10/18[2]	18,142,773	18,388,789
Holding Companies — Diversified — 0.35%
Osmose Holdings, Inc. 6.75%, 11/21/18[2]	1,130,000	1,130,000
Osmose Holdings, Inc. 6.75%, 11/21/18[2]	8,870,000	8,870,000

		10,000,000

Internet — 0.44%
Mood Media Corp. (Canada) 7.00%, 3/24/18[2,3]	12,572,184	12,544,651

	Shares, Principal Amount, or Number of Contracts	Value

Leisure Time — 1.58%
Equinox Holdings, Inc. 5.50%, 11/16/19[2]	$35,000,000	$35,262,500
Equinox Holdings, Inc. 9.75%, 5/16/20[2]	10,000,000	10,000,000

		45,262,500

Lodging — 0.52%
MGM Resorts International 3.31%, 12/13/17[2]	7,000,000	6,927,060
MGM Resorts International 4.25%, 12/13/19[2]	8,000,000	8,078,000

		15,005,060

Mining — 0.56%
American Rock Salt Co. LLC 5.50%, 4/25/17[2]	16,236,848	16,004,499
Oil & Gas — 1.54%
Chesapeake Energy Corp. 5.75%, 12/2/17[2]	44,000,000	44,011,000
Retail — 3.26%
Gymboree Corp. 5.00%, 2/23/18[2]	17,918,025	16,439,788
Neiman Marcus Group, Inc. 4.75%, 5/16/18[2]	59,000,000	59,014,750
Party City Holdings, Inc. 5.75%, 7/23/19[2]	17,955,000	18,137,243

		93,591,781

Software — 0.60%
First Data Corp. 2.96%, 9/24/14[2]	1,706,469	1,704,097
First Data Corp. 2.96%, 9/24/14[2]	499,771	499,076
First Data Corp. 2.96%, 9/24/14[2]	367,346	366,836
First Data Corp. 5.21%, 9/30/18[2]	15,000,000	14,689,350

		17,259,359

Telecommunications — 0.38%
Arinc, Inc. 6.21%, 10/26/15[2]	11,172,414	10,990,862

Total BANK LOANS (Cost $368,373,109)		372,338,372

CORPORATE BONDS — 42.75%
Banks — 2.73%
Chase Capital II 0.81%, 2/1/27[2]	11,879,000	9,744,059
First Chicago NBD Institutional Capital I 0.86%, 2/1/27[2]	725,000	594,361

Notes to Financial Statements are an integral part of this Schedule.

4

Driehaus Active Income Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts	Value

JP Morgan Chase Capital XXIII 1.31%, 5/15/77[2]	$9,000,000	$6,839,352
JPMorgan Chase & Co. 7.90%, 4/29/49[2]	43,813,000	49,640,567
JPMorgan Chase Capital XXI 1.26%, 1/15/87[2]	15,000,000	11,548,545

		78,366,884

Biotechnology — 0.82%
STHI Holding Corp. 8.00%, 3/15/18[1]	21,639,000	23,424,218
Chemicals — 0.28%
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.88%, 2/1/18	2,000,000	2,055,000
Momentive Performance Materials, Inc. 11.50%, 12/1/16	10,240,000	5,990,400

		8,045,400

Commercial Services — 1.57%
DynCorp International, Inc. 10.38%, 7/1/17	22,780,000	20,843,700
Wyle Services Corp. 10.50%, 4/1/18[1]	22,285,000	24,290,650

		45,134,350

Computers — 1.95%
Seagate HDD Cayman (Cayman Islands) 7.75%, 12/15/18[3]	36,330,000	39,917,587
Seagate HDD Cayman (Cayman Islands) 6.88%, 5/1/20[3]	15,000,000	15,956,250

		55,873,837

Diversified Financial Services — 3.32%
American Express Co. 6.80%, 9/1/66[2]	56,843,000	61,035,171
General Electric Capital Corp. 7.13%, 12/15/49[2]	22,000,000	24,866,380
Textron Financial Corp. 6.00%, 2/15/67[1,2]	10,824,000	9,416,880

		95,318,431

Entertainment — 0.71%
Production Resource Group, Inc. 8.88%, 5/1/19	27,720,000	20,235,600
Healthcare — Products — 1.16%
ConvaTec Healthcare E S.A. (Luxembourg) 10.50%, 12/15/18[1,3]	30,166,000	33,258,015

	Shares, Principal Amount, or Number of Contracts	Value

Healthcare — Services — 2.72%
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18	$17,035,000	$14,990,800
Healthsouth Corp. 7.25%, 10/1/18	1,348,000	1,462,580
Healthsouth Corp. 7.75%, 9/15/22	18,487,000	20,266,374
HealthSouth Corp. 5.75%, 11/1/24	13,000,000	13,227,500
Kindred Healthcare, Inc. 8.25%, 6/1/19	12,250,000	11,913,125
National Mentor, Inc. 12.50%, 2/15/18[1]	15,850,000	16,206,625

		78,067,004

Household Products/Wares — 0.55%
Armored Autogroup, Inc. 9.25%, 11/1/18	18,575,000	15,742,313
Insurance — 1.12%
Chubb Corp. 6.38%, 3/29/67[2]	29,500,000	32,155,000
Iron/Steel — 1.27%
Allegheny Technologies, Inc. 9.38%, 6/1/19	11,200,000	14,249,491
Edgen Murray Corp. 8.75%, 11/1/20[1]	22,000,000	22,220,000

		36,469,491

Leisure Time — 2.39%
Equinox Holdings, Inc. 9.50%, 2/1/16[1]	64,877,000	68,445,235
Media — 1.14%
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22[1]	810,000	832,275
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22[1]	2,190,000	2,272,125
ProQuest LLC/ProQuest Notes Co. 9.00%, 10/15/18[1]	31,325,000	29,602,125

		32,706,525

Metal Fabricate/Hardware — 0.21%
Dynacast International LLC / Dynacast Finance, Inc. 9.25%, 7/15/19	5,527,000	5,913,890

Notes to Financial Statements are an integral part of this Schedule.

5

Driehaus Active Income Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts	Value

Miscellaneous Manufacturing — 2.56%
Amsted Industries, Inc. 8.13%, 3/15/18[1]	$34,990,000	$37,439,300
GE Capital Trust I 6.38%, 11/15/67[2]	34,140,000	35,975,025

		73,414,325

Oil & Gas — 2.50%
Chesapeake Energy Corp. 9.50%, 2/15/15	24,820,000	28,170,700
Comstock Resources, Inc. 9.50%, 6/15/20	3,000,000	3,225,000
PetroBakken Energy Ltd. (Canada) 8.63%, 2/1/20[1,3]	2,000,000	2,030,000
Venoco, Inc. 8.88%, 2/15/19	40,780,000	38,231,250

		71,656,950

Packaging & Containers — 1.07%
Berry Plastics Corp. 4.18%, 9/15/14[2]	14,000,000	14,000,000
Berry Plastics Corp. 9.75%, 1/15/21	14,500,000	16,711,250

		30,711,250

Pipelines — 1.25%
Enbridge Energy Partners LP 8.05%, 10/1/77[2]	31,500,000	35,778,298
Retail — 6.77%
Claire’s Stores, Inc. 9.00%, 3/15/19[1]	11,000,000	11,797,500
Michaels Stores, Inc. 11.38%, 11/1/16	18,730,000	19,572,850
Michaels Stores, Inc. 7.75%, 11/1/18	39,800,000	43,680,500
Michaels Stores, Inc. 7.75%, 11/1/18[1]	5,000,000	5,487,500
Rite Aid Corp. 6.88%, 8/15/13	11,400,000	11,713,500
Rite Aid Corp. 10.38%, 7/15/16	35,350,000	37,382,625
Rite Aid Corp. 7.50%, 3/1/17	30,000,000	30,825,000
Rite Aid Corp. 9.50%, 6/15/17	13,850,000	14,455,937
Rite Aid Corp. 10.25%, 10/15/19	3,000,000	3,420,000
Rite Aid Corp. 9.25%, 3/15/20	14,800,000	15,762,000

		194,097,412

Software — 1.82%
First Data Corp. 11.25%, 3/31/16	16,500,000	16,335,000
First Data Corp. 6.75%, 11/1/20[1]	22,250,000	22,472,500

	Shares, Principal Amount, or Number of Contracts	Value

SSI Investments II/SSI Co.-Issuer LLC 11.13%, 6/1/18	$12,000,000	$13,275,000

		52,082,500

Telecommunications — 4.84%
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/1/15[1]	36,600,000	39,162,000
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/1/15[1]	22,000,000	23,870,000
CommScope, Inc. 8.25%, 1/15/19[1]	52,300,000	57,268,500
Nortel Networks Ltd. (Canada) 10.13%, 7/15/13[3,5]	10,000,000	11,450,000
Nortel Networks Ltd. (Canada) 10.75%, 7/15/16[3,5]	6,000,000	6,885,000

		138,635,500

Total CORPORATE BONDS (Cost $1,176,316,835)		1,225,532,428

CONVERTIBLE CORPORATE BONDS — 10.27%
Auto Manufacturers — 2.11%
Ford Motor Co. 4.25%, 11/15/16	38,150,000	60,467,750
Electrical Components & Equipment — 1.91%
SunPower Corp. 4.50%, 3/15/15	45,534,000	42,232,785
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/13[3]	27,872,000	12,681,760

		54,914,545

Internet — 1.72%
Equinix, Inc. 3.00%, 10/15/14	13,600,000	26,528,500
WebMD Health Corp. 2.25%, 3/31/16	24,450,000	22,799,625

		49,328,125

Lodging — 1.96%
Gaylord Entertainment Co. 3.75%, 10/1/14[1]	13,730,000	23,907,363
MGM Resorts International 4.25%, 4/15/15	30,500,000	32,272,812

		56,180,175

Notes to Financial Statements are an integral part of this Schedule.

6

Driehaus Active Income Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts	Value

Real Estate Investment Trusts — 1.05%
Host Hotels & Resorts LP 2.50%, 10/15/29[1]	$23,000,000	$30,000,625
Telecommunications — 1.52%
Alcatel-Lucent USA, Inc. 2.88%, 6/15/23	5,000,000	4,587,500
Anixter International, Inc. 1.00%, 2/15/13	20,800,000	23,738,000
Nortel Networks Corp. (Canada) 1.75%, 4/15/13[3,5]	6,000,000	6,057,000
Nortel Networks Corp. (Canada) 2.13%, 4/15/14[3,5]	9,000,000	9,123,750

		43,506,250

Total CONVERTIBLE CORPORATE BONDS (Cost $281,343,649)		294,397,470

U.S. GOVERNMENT AND AGENCY SECURITY — 0.03%
Freddie Mac Non Gold Pool 2.43%, 6/1/34[2]	868,439	923,388

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $868,413)		923,388

COMMON STOCK — 1.20%
Auto Manufacturers — 0.94%
General Motors Co.*	701,946	20,237,103
Motors Liquidation Co. GUC Trust	313,752	6,651,543

		26,888,646

Software — 0.26%
Microsoft Corp.	280,637	7,501,427

Total COMMON STOCK (Cost $22,519,119)		34,390,073

CONVERTIBLE PREFERRED STOCK — 2.53%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[4]	475,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 6.25%, 12/15/12[4]	11,790,650	—

		—

Banks — 0.84%
Bank of America Corp. 7.25%, 12/31/49	21,322	24,200,470

	Shares, Principal Amount, or Number of Contracts	Value

Telecommunications — 1.69%
Lucent Technologies Capital Trust I 7.75%, 3/15/17	58,412	$48,462,684

Total CONVERTIBLE PREFERRED STOCK (Cost $75,433,596)		72,663,154

PREFERRED STOCKS — 3.33%
Banks — 0.36%
Goldman Sachs Group, Inc. 6.13%, 11/1/15	400,000	10,448,000
Holding Companies — Diversified — 1.78%
Pitney Bowes International Holdings, Inc. 6.13%, 10/30/16[1]	57,130	50,920,683
Telecommunications — 1.19%
Centaur Funding Corp. (Cayman Islands) 9.08%, 4/21/20[1,3]	27,242	34,137,631

Total PREFERRED STOCKS (Cost $91,790,665)		95,506,314

PURCHASED PUT OPTIONS — 0.52%
Standard & Poor’s 500 Index, Exercise Price: $1,250.00, Expiration Date: January, 2013*	2,223	200,070
Standard & Poor’s 500 Index, Exercise Price: $1,400.00, Expiration Date: January, 2013*	2,223	2,556,450
Standard & Poor’s 500 Index, Exercise Price: $1,300.00, Expiration Date: January, 2013*	2,800	490,000
Standard & Poor’s 500 Index, Exercise Price: $1,460.00, Expiration Date: January, 2013*	2,800	11,522,000

Total PURCHASED PUT OPTIONS (Premiums paid $27,120,922)		14,768,520

SHORT-TERM INVESTMENTS — 24.86%
UMB Money Market Fiduciary 0.01%	712,702,135	712,702,135

Total SHORT-TERM INVESTMENTS (Cost $712,702,135)		712,702,135

Notes to Financial Statements are an integral part of this Schedule.

7

Driehaus Active Income Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts	Value

WARRANTS — 0.49%
General Motors Co. — CW 19, Strike Price $18.33, Expiration Date 7/10/19*	1,136,155	$14,190,576

Total WARRANTS (Cost $21,643,014)		14,190,576

TOTAL INVESTMENTS (Cost $2,838,759,582)	101.13%	$2,899,336,387
Liabilities less Other Assets	(1.13)%	(32,314,915)

Net Assets	100.00%	$2,867,021,472

SECURITIES SOLD SHORT — (8.99)%
CORPORATE BONDS — (2.58)%
Auto Manufacturers — (1.16)%
Chrysler Group LLC/CG Co.-Issuer, Inc. 8.00%, 6/15/19	$(30,250,000)	(33,275,000)
Chemicals — (0.24)%
Huntsman International LLC 8.63%, 3/15/21	(6,000,000)	(6,915,000)
Lodging — (0.49)%
MGM Resorts International 7.63%, 1/15/17	(13,000,000)	(14,040,000)
Oil & Gas — (0.60)%
Chesapeake Energy Corp. 6.63%, 8/15/20	(16,000,000)	(17,160,000)
Retail — (0.09)%
Party City Holdings, Inc. 8.88%, 8/1/20[1]	(2,250,000)	(2,435,625)

Total CORPORATE BONDS (Proceeds $66,951,792)		(73,825,625)

CONVERTIBLE CORPORATE BONDS — (1.60)%
Software — (1.32)%
Microsoft Corp. 0.00%, 6/15/13[1]	(37,500,000)	(37,898,437)
Telecommunications — (0.28)%
Alcatel-Lucent USA, Inc. 2.88%, 6/15/25	(7,850,000)	(7,957,938)

Total CONVERTIBLE CORPORATE BONDS (Proceeds $44,957,653)		(45,856,375)

	Shares, Principal Amount, or Number of Contracts	Value

COMMON STOCK — (4.62)%
Auto Manufacturers — (1.58)%
Ford Motor Co.	(3,491,935)	$(45,220,558)
Banks — (0.25)%
Bank of America Corp.	(628,321)	(7,288,524)
Healthcare — Services — (0.05)%
Kindred Healthcare, Inc.*	(126,521)	(1,368,957)
Internet — (0.91)%
Equinix, Inc.*	(121,311)	(25,014,328)
WebMD Health Corp.*	(71,575)	(1,026,386)

		(26,040,714)

Lodging — (0.64)%
MGM Resorts International*	(132,300)	(1,539,972)
Ryman Hospitality Properties	(438,718)	(16,873,094)

		(18,413,066)

Real Estate Investment Trusts — (0.65)%
Host Hotels & Resorts, Inc.	(1,193,449)	(18,701,346)
Telecommunications — (0.54)%
Anixter International, Inc.	(241,571)	(15,455,712)

Total COMMON STOCK (Proceeds $128,004,690)		(132,488,877)

WRITTEN PUT OPTIONS — (0.19)%
Standard & Poor’s 500 Index, Exercise Price: $1,325.00, Expiration Date: January, 2013*	(4,447)	(1,111,750)
Standard & Poor’s 500 Index, Exercise Price: $1,380.00, Expiration Date: January, 2013*	(5,600)	(4,373,600)

Total WRITTEN PUT OPTIONS (Proceeds $20,798,313)		(5,485,350)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $260,712,448)	(8.99)%	$(257,656,227)

Notes to Financial Statements are an integral part of this Schedule.

8

Driehaus Active Income Fund

Schedule of Investments

December 31, 2012

*	Non-income producing security.

[1]	144A restricted security.

[2]	Variable rate security.

[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.

[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees.

[5]	Security is in default.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

9

Driehaus Active Income Fund

Schedule of Investments

December 31, 2012

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Goldman Sachs	Alcatel-Lucent USA, Inc. 6.50%, 1/15/28	USD	43,500,000	Pay	5.00%	9/20/2014	$3,756,250	$(4,402,832)	Bankruptcy/FTP	CCC+
Morgan Stanley	American Express Co. 5.50%, 9/12/16	USD	20,000,000	Pay	1.00	12/20/2016	263,406	(143,001)	Bankruptcy/FTP	NR
Goldman Sachs	American Express Co. 5.50%, 9/12/16	USD	5,000,000	Pay	1.00	12/20/2016	61,174	(590,714)	Bankruptcy/FTP	NR
Goldman Sachs	Bank of America Corp. 6.25%, 4/15/12	USD	10,000,000	Pay	1.00	12/20/2016	1,499,776	(1,472,458)	Bankruptcy/FTP	NR
Goldman Sachs	Boston Properties L.P. 6.25%, 1/15/13	USD	11,000,000	Pay	1.00	9/20/2014	848,323	(980,413)	Bankruptcy/FTP	NR
Goldman Sachs	Brunswick Corp. 7.13%, 8/1/27	USD	10,000,000	Pay	5.00	12/20/2014	40,542	(930,229)	Bankruptcy/FTP	BB-
Goldman Sachs	Brunswick Corp. 7.13%, 8/1/27	USD	10,000,000	Pay	5.00	12/20/2014	(143,212)	(746,475)	Restructuring/ Bankruptcy/FTP	BB-
Goldman Sachs	Centex Corp. 5.25%, 6/15/15	USD	5,000,000	Pay	4.21	3/20/2013	—	(51,678)	Bankruptcy/FTP	BB-
Merrill Lynch	Citigroup, Inc. 6.13%, 5/15/18	USD	5,000,000	Pay	1.00	12/20/2016	432,520	(420,794)	Bankruptcy/FTP	A-
Goldman Sachs	Citigroup, Inc. 6.13%, 5/15/18	USD	5,000,000	Pay	1.00	12/20/2016	379,663	(367,937)	Bankruptcy/FTP	A-
Goldman Sachs	Continental Airlines, Inc. 5.00%, 6/15/23	USD	1,000,000	Receive	5.00	6/20/2013	(400,000)	412,775	Bankruptcy/FTP	NR
Goldman Sachs	Continental Airlines, Inc. 5.00%, 6/15/23	USD	1,000,000	Receive	5.00	6/20/2013	(290,000)	302,775	Bankruptcy/FTP	NR
Goldman Sachs	CVS Caremark Corp. 4.88%, 9/15/14	USD	10,000,000	Pay	1.00	9/20/2014	(286,840)	136,761	Bankruptcy/FTP	BBB+
Goldman Sachs	Dow Jones CDX NA High Yield Series II Index	USD	7,470,000	Pay	5.00	12/20/2013	2,058,919	(2,348,342)	Bankruptcy/FTP	NR
Morgan Stanley	Enbridge Energy, L.P. 4.75%, 6/1/13	USD	10,000,000	Pay	1.00	6/20/2015	56,732	(166,539)	Bankruptcy/FTP	BBB
Goldman Sachs	First Data Corp. 9.88%, 9/24/15	USD	5,000,000	Pay	5.00	6/20/2016	350,000	(192,779)	Bankruptcy/FTP	B-
Goldman Sachs	First Data Corp. 9.88%, 9/24/15	USD	3,000,000	Pay	5.00	3/10/2017	540,000	(307,669)	Bankruptcy/FTP	B-
Morgan Stanley	First Data Corp. 9.88%, 9/24/15	USD	10,000,000	Pay	5.00	3/10/2017	1,150,000	(375,562)	Bankruptcy/FTP	B-
Goldman Sachs	H.J. Heinz Co. 6.38%, 7/15/28	USD	10,000,000	Pay	1.00	9/20/2014	(320,193)	169,170	Bankruptcy/FTP	BBB+
Goldman Sachs	Host Hotels & Resorts, Inc. 6.75%, 6/1/16	USD	10,000,000	Pay	1.00	12/20/2016	1,067,644	(1,003,648)	Bankruptcy/FTP	BB+
Goldman Sachs	Huntsman Corp. 11.50%, 7/15/12	USD	5,000,000	Pay	5.00	12/20/2016	124,119	(563,190)	Bankruptcy/FTP	NR
Goldman Sachs	iStar Financial, Inc. 6.00%, 12/15/10	USD	4,000,000	Pay	5.50	3/20/2013	—	(46,052)	Bankruptcy/FTP	NR

Notes to Financial Statements are an integral part of this Schedule.

10

Driehaus Active Income Fund

Schedule of Investments

December 31, 2012

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Goldman Sachs	iStar Financial, Inc. 6.00%, 12/15/10	USD	4,000,000	Pay	5.05%	6/20/2013	$—	$(81,732)	Bankruptcy/FTP	NR
Goldman Sachs	iStar Financial, Inc. 5.95%, 10/15/13	USD	5,000,000	Pay	5.00	6/20/2013	700,000	(800,902)	Bankruptcy/FTP	B+
Goldman Sachs	iStar Financial, Inc. 5.95%, 10/15/13	USD	5,000,000	Pay	5.00	6/20/2013	725,000	(825,902)	Restructuring/ Bankruptcy/FTP	B+
Goldman Sachs	Limited Brands, Inc. 6.13%, 12/1/12	USD	4,150,000	Pay	3.38	6/20/2013	—	(62,994)	Restructuring/ Bankruptcy/FTP	NR
Goldman Sachs	Limited Brands, Inc. 6.13%, 12/1/12	USD	4,700,000	Pay	2.55	6/20/2013	—	(51,691)	Restructuring/ Bankruptcy/FTP	NR
Goldman Sachs	Limited Brands, Inc. 6.90%, 7/15/17	USD	15,000,000	Pay	1.00	12/20/2015	679,159	(564,628)	Restructuring/ Bankruptcy/FTP	BB-
Goldman Sachs	Liz Claiborne, Inc. 5.00%, 7/8/13	USD	15,000,000	Pay	5.00	9/20/2014	1,875,000	(2,870,433)	Restructuring/ Bankruptcy/FTP	CCC+
Goldman Sachs	Liz Claiborne, Inc. 5.00%, 7/8/13	USD	15,000,000	Pay	5.00	12/20/2014	1,087,500	(2,170,688)	Restructuring/ Bankruptcy/FTP	CCC+
Goldman Sachs	The Markit CDX NA High Yield Series 16 Index	USD	14,200,000	Pay	5.00	12/20/2016	1,500,750	(1,873,098)	Bankruptcy/FTP	NA
Merrill Lynch	The Markit CDX NA High Yield Series 16 Index	USD	5,000,000	Pay	5.00	12/20/2016	550,000	(681,108)	Bankruptcy/FTP	NA
Goldman Sachs	The Markit iTraxx Europe Crossover Index Series 17	EUR	25,000,000	Pay	5.00	6/20/2017	1,152,303	(2,286,876)	Bankruptcy/FTP	NA
Goldman Sachs	Masco Corp. 6.13%, 10/3/16	USD	15,000,000	Pay	1.00	12/20/2015	1,047,333	(948,313)	Bankruptcy/FTP	BBB-
Morgan Stanley	Masco Corp. 6.13%, 10/3/16	USD	4,500,000	Pay	1.00	3/20/2016	273,169	(229,626)	Bankruptcy/FTP	BBB-
Goldman Sachs	Newell Rubbermaid, Inc. 5.50%, 4/15/13	USD	30,000,000	Pay	1.00	6/20/2014	620,488	(979,534)	Bankruptcy/FTP	BBB-
Merrill Lynch	Pitney Bowes, Inc. 4.63%, 10/1/12	USD	20,000,000	Pay	1.00	3/20/2016	436,253	690,889	Bankruptcy/FTP	NR
Goldman Sachs	Pitney Bowes, Inc. 6.25%, 3/15/19	USD	5,000,000	Pay	1.00	9/20/2016	164,656	253,347	Bankruptcy/FTP	BBB
Morgan Stanley	Pitney Bowes, Inc. 6.25%, 3/15/19	USD	5,000,000	Pay	1.00	12/20/2016	244,614	237,306	Bankruptcy/FTP	BBB
Goldman Sachs	RadioShack Corp. 7.38%, 5/15/11	USD	9,000,000	Pay	2.27	9/20/2013	—	406,092	Bankruptcy/FTP	NR
Goldman Sachs	Realogy Corp. 10.50%, 4/15/14	USD	3,000,000	Pay	5.00	3/20/2016	285,000	(473,134)	Bankruptcy/FTP	CC
Merrill Lynch	Realogy Corp. 10.50%, 4/15/14	USD	2,000,000	Pay	5.00	3/20/2016	190,000	(315,423)	Bankruptcy/FTP	CC
Merrill Lynch	Rite Aid Corp. 7.70%, 2/15/27	USD	10,000,000	Pay	5.00	12/20/2013	700,000	(1,079,549)	Bankruptcy/FTP	CCC
Goldman Sachs	Saks, Inc. 2.00%, 3/15/24	USD	10,000,000	Pay	5.00	12/20/2016	406,250	(1,382,595)	Bankruptcy/FTP	NR
Morgan Stanley	Sprint Nextel Corp. 6.00%, 12/1/16	USD	5,000,000	Pay	5.00	3/20/2016	(354,760)	(162,454)	Bankruptcy/FTP	B+

Notes to Financial Statements are an integral part of this Schedule.

11

Driehaus Active Income Fund

Schedule of Investments

December 31, 2012

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Goldman Sachs	Standard Pacific Corp. 7.00%, 8/15/15	USD	4,000,000	Receive	6.70%	9/20/2013	$—	$188,734	Bankruptcy/FTP	B
Goldman Sachs	The Chubb Corp. 6.60%, 8/15/18	USD	10,000,000	Pay	1.00	12/20/2014	(242,813)	81,482	Bankruptcy/FTP	A+
Goldman Sachs	The Chubb Corp. 6.60%, 8/15/18	USD	10,000,000	Pay	1.00	3/20/2015	(257,326)	79,028	Bankruptcy/FTP	A+
Goldman Sachs	TRW Automotive, Inc. 7.25%, 3/15/17	USD	5,000,000	Pay	5.00	3/20/2015	92,579	(559,731)	Bankruptcy/FTP	BB
Goldman Sachs	TRW Automotive, Inc. 7.25%, 3/15/17	USD	3,000,000	Pay	5.00	6/20/2015	(133,100)	(165,264)	Bankruptcy/FTP	BB
Goldman Sachs	Tyson Foods, Inc. 6.85%, 4/1/16	USD	6,000,000	Pay	3.05	9/20/2013	—	(130,934)	Bankruptcy/FTP	BBB-
Goldman Sachs	Vornado Realty L.P. 4.75%, 12/1/10	USD	5,500,000	Pay	1.50	6/20/2013	—	(37,159)	Restructuring/ Bankruptcy/FTP	NR
Morgan Stanley	Vulcan Materials Co. 6.40%, 11/30/17	USD	5,000,000	Pay	5.00	12/20/2016	255,000	(855,101)	Bankruptcy/FTP	BB

Total Credit Default Swaps							23,185,878	(31,740,822)

Total Swap Contracts							$23,185,878	$(31,740,822)

A

If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

B	For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C	Based on Moody’s or Standard & Poor’s credit rating for the underlying reference instrument entity (unaudited).

FTP=Failure to Pay

NR=Not Rated

NA=Not Applicable

EUR — Euro

USD — United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. 5 Year Treasury Note	(1,244)	March 2013	$308,674
U.S. 10 Year Treasury Note	(2,676)	March 2013	2,378,691
U.S. 30 Year Treasury Note	(212)	March 2013	714,228

Total Futures Contracts			$3,401,593

Notes to Financial Statements are an integral part of this Schedule.

12

Driehaus Select Credit Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Select Credit Fund (“Fund”) returned 8.37% for the year ending December 31, 2012. This return was above the performance of the Fund’s benchmark index, the Citigroup 3-Month T-Bill Index (the “Benchmark”), which returned 0.07% for the same period. The Fund underperformed the BofA Merrill Lynch U.S. High Yield Index (the “Index”), which returned 15.58% for the same period.

Generally speaking, 2012 saw most risk assets increase in value. Just about everything finished the year up, save for crude oil and volatility. Returns in fixed income were strong across the board. Falling interest rates aided returns once again in the fixed income market.

Overall, this was a pretty good year for the Fund — one that we felt we owed our investors following a disappointing 2011. Most of the Fund’s gains were generated in the first quarter of the year, as many of the factors that were a headwind to performance in 2011 eased or, in some cases, reversed course. These factors included the rapid shrinkage of capital that large banks devote to trading, the sharp descent in U.S. Treasury yields, and the extraordinarily high correlation of asset prices to the health of Europe’s economy.

For the year, the most significant contributions to returns came from the directional long strategy. Security selection and a renewed interest in risk assets helped this strategy generate strong returns. Additionally, many of the securities held were high yield names that benefited from spread compression. Other meaningful contributions to the Fund came from the capital structure arbitrage strategy and event driven trades. Event driven trading, which focuses on corporate events such as mergers or company announcements, is an area of the market where we are increasingly finding attractive investment opportunities.

The most significant detractor from performance for the year came from the volatility trading strategy. Volatility trades are generally constructed by implementing various option strategies, such as straddles or strangles on the S&P 500 Index or other indices. During the year, as market pressures eased and investors grew more optimistic, market volatility decreased significantly. The Fund generally held long volatility trades that benefit performance only when volatility increases. In addition, the directional short strategy was hampered by a declining interest rate environment.

One of the benefits of the Fund for investors is the diversification it offers through low correlations to other asset classes. We were particularly pleased with the low correlations of many major asset classes to the Fund during 2012. For the year, the Fund had a correlation between 0.5 and -0.5 (based on daily return data) to the S&P 500 Index, the 10-Year U.S. Treasury, the Barclays Aggregate ETF (AGG), the Investment Grade Bond ETF (LQD), the High Yield Bond ETF (JNK), the HFRX Global Hedge Fund Index, and the Dow Jones-UBS Commodity Index.

In addition to achieving low correlations to many asset classes, the Fund exhibited rather low volatility throughout 2012. The 100-day volatility of the Fund averaged 3.59% and ended the year at 2.78%.

Looking ahead, we expect a lower return environment for fixed income in 2013. Based on our outlook, positive returns within the asset class will be best earned through a tactical approach to the credit markets. We believe investors must tactically take advantage of moves in interest rates and credit spreads to quickly over- and under-weight various exposures in their fixed income portfolio as the year progresses. Additionally, employing hedged strategies to take advantage of mispricings in the market may offer investors a more compelling risk/reward profile than investing in long-only, buy-and-hold strategies. While it will be a challenging year, it won’t be one without opportunities for flexible investment approaches.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Select Credit Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Mirsada Durakovic	Elizabeth Cassidy
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

13

Driehaus Select Credit Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since September 30, 2010 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/12	1 Year	Since Inception (09/30/10 - 12/31/12)
Driehaus Select Credit Fund (DRSLX)[1]	8.37%	3.95%
Citigroup 3-Month T-Bill Index[2]	0.07%	0.08%
BofA Merrill Lynch U.S. High Yield Index[3]	15.58%	10.16%

[1]	The returns for the periods prior to February 1, 2011, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3 month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below-investment grade, U.S.-dollar denominated corporate bonds publicly issued in the U.S. domestic market.

14

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts	Value

BANK LOANS — 5.98%
Food — 1.99%
Fairway Group Acquisition Co. 8.25%, 8/17/18[2]	$997,500	$1,003,735
SUPERVALU, Inc. 8.00%, 8/10/18[2]	5,393,797	5,466,937

		6,470,672

Leisure Time — 3.08%
Equinox Holdings, Inc. 9.75%, 5/16/20[2]	10,000,000	10,000,000
Retail — 0.91%
Targus Group International 11.00%, 5/12/16[2]	2,955,003	2,969,777

Total BANK LOANS (Cost $19,045,241)		19,440,449

CORPORATE BONDS — 53.97%
Agriculture — 1.70%
American Rock Salt Co. LLC/American Rock Capital Corp. 8.25%, 5/1/18[1]	6,080,000	5,532,800
Building Materials — 4.58%
Cemex Finance LLC 9.38%, 10/12/22[1]	7,000,000	7,875,000
Cemex SAB de CV (Mexico) 5.31%, 9/30/15[1,2,3]	6,930,000	7,016,625

		14,891,625

Chemicals — 1.86%
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 4.81%, 11/15/14[2]	3,000,000	2,812,500
Momentive Performance Materials, Inc. 11.50%, 12/1/16	5,530,000	3,235,050

		6,047,550

Commercial Services — 3.91%
DynCorp International, Inc. 10.38%, 7/1/17	6,147,000	5,624,505
iPayment, Inc. 10.25%, 5/15/18	8,833,000	7,088,483

		12,712,988

	Shares, Principal Amount, or Number of Contracts	Value

Entertainment — 5.67%
Graton Economic Development Authority 9.63%, 9/1/19[1]	$8,500,000	$9,105,625
Production Resource Group, Inc. 8.88%, 5/1/19	7,255,000	5,296,150
WMG Acquisition Corp. 11.50%, 10/1/18	3,500,000	4,042,500

		18,444,275

Healthcare — Products — 2.69%
ConvaTec Healthcare E S.A. (Luxembourg) 10.50%, 12/15/18[1,3]	7,930,000	8,742,825
Healthcare — Services — 6.62%
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18	8,500,000	7,480,000
Kindred Healthcare, Inc. 8.25%, 6/1/19	7,205,000	7,006,863
National Mentor, Inc. 12.50%, 2/15/18[1]	6,875,000	7,029,687

		21,516,550

Household Products/Wares — 0.76%
Armored Autogroup, Inc. 9.25%, 11/1/18	2,900,000	2,457,750
Insurance — 0.17%
MBIA Insurance Corp. 14.00%, 1/15/33[1,2]	3,250,000	552,500
Internet — 2.59%
Mood Media Corp. (Canada) 9.25%, 10/15/20[1,3]	8,000,000	8,430,000
Iron/Steel — 1.55%
Edgen Murray Corp. 8.75%, 11/1/20[1]	5,000,000	5,050,000
Mining — 1.39%
Cuco Resources Ltd. 14.00%, 12/1/13[4]	6,000,000	4,500,000
Oil & Gas — 10.54%
ATP Oil & Gas Corp. 11.88%, 5/1/15[5]	6,640,000	730,400
Chesapeake Energy Corp. 9.50%, 2/15/15	7,500,000	8,512,500
Newfield Exploration Co. 5.75%, 1/30/22	1,000,000	1,100,000
Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.63%, 11/1/18[1,3]	5,000,000	5,125,000
United Refining Co. 10.50%, 2/28/18	12,060,000	13,085,100

Notes to Financial Statements are an integral part of this Schedule.

15

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts	Value

Venoco, Inc. 8.88%, 2/15/19	$6,075,000	$5,695,312

		34,248,312

Packaging & Containers — 1.42%
Berry Plastics Corp. 9.75%, 1/15/21	4,000,000	4,610,000
Retail — 2.97%
Michaels Stores, Inc. 11.38%, 11/1/16	3,000,000	3,135,000
Rite Aid Corp. 6.88%, 8/15/13	2,000,000	2,055,000
Rite Aid Corp. 9.25%, 3/15/20	4,200,000	4,473,000

		9,663,000

Software — 2.91%
First Data Corp. 12.63%, 1/15/21	9,000,000	9,472,500
Telecommunications — 2.64%
Nortel Networks Ltd. (Canada) 10.13%, 7/15/13[3,5]	7,500,000	8,587,500

Total CORPORATE BONDS (Cost $177,556,110)		175,460,175

CONVERTIBLE CORPORATE BONDS — 8.09%
Electrical Components & Equipment — 2.51%
SunPower Corp. 4.50%, 3/15/15	6,836,000	6,340,390
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/13[3]	4,000,000	1,820,000

		8,160,390

Internet — 0.96%
Equinix, Inc. 3.00%, 10/15/14	1,600,000	3,121,000
Mining — 0.45%
Great Western Minerals Group Ltd. (Canada) 8.00%, 4/6/17[3]	2,000,000	1,454,000
Software — 2.67%
Nuance Communications, Inc. 2.75%, 11/1/31	8,000,000	8,685,000
Telecommunications — 1.50%
Alcatel-Lucent USA, Inc. 2.88%, 6/15/23	2,000,000	1,835,000
Nortel Networks Corp. (Canada) 2.13%, 4/15/14[3,5]	3,000,000	3,041,250

		4,876,250

Total CONVERTIBLE CORPORATE BONDS (Cost $27,281,284)		26,296,640

	Shares, Principal Amount, or Number of Contracts	Value

COMMON STOCK — 0.93%
Auto Manufacturers — 0.10%
General Motors Co. *	9,541	$275,067
Motors Liquidation Co. GUC Trust	2,395	50,774

		325,841

Beverages — 0.40%
Molson Coors Brewing Co. — B	30,400	1,300,816
Oil & Gas Services — 0.43%
Edgen Group, Inc. *	199,215	1,406,458

Total COMMON STOCK (Cost $3,330,312)		3,033,115

CONVERTIBLE PREFERRED STOCK — 2.62%
Auto Manufacturers — 1.09%
General Motors Co. 4.75%, 12/1/13	80,000	3,530,400
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/41[4]	94,958	—

		3,530,400

Telecommunications — 1.53%
Lucent Technologies Capital Trust I 7.75%, 3/15/17	6,000	4,978,020

Total CONVERTIBLE PREFERRED STOCK (Cost $8,617,200)		8,508,420

PURCHASED CALL OPTIONS — 0.15%
Standard & Poor’s 500 Index, Exercise Price: $1,425.00, Expiration Date: March, 2013*	119	476,000

Total PURCHASED CALL OPTIONS (Cost $452,578)		476,000

PURCHASED PUT OPTIONS — 0.37%
Netflix, Inc., Exercise Price: $47.50, Expiration Date: March, 2013*	175	1,925
Netflix, Inc., Exercise Price: $50.00, Expiration Date: March, 2013*	1,188	26,136
Overseas Shipholding Group, Inc., Exercise Price: $8.00, Expiration Date: January, 2013*	793	563,030
Standard & Poor’s 500 Index, Exercise Price: $1,250.00, Expiration Date: January, 2013*	254	22,860

Notes to Financial Statements are an integral part of this Schedule.

16

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts	Value

Standard & Poor’s 500 Index, Exercise Price: $1,400.00, Expiration Date: January, 2013*	254	$292,100
Standard & Poor’s 500 Index, Exercise Price: $1,375.00, Expiration Date: March, 2013*	119	311,780

Total PURCHASED PUT OPTIONS (Premiums paid $3,002,927)		1,217,831

SHORT-TERM INVESTMENTS — 32.40%
UMB Money Market Fiduciary 0.01%	105,337,764	105,337,764

Total SHORT-TERM INVESTMENTS (Cost $105,337,764)		105,337,764

WARRANTS — 0.08%
Cuco Resources Ltd. —Strike Price $4.00, Expiration Date 12/1/16*[4]	600,000	—
General Motors Co. — CW 16, Strike Price $10.00, Expiration Date 07/10/16*	8,675	169,163
General Motors Co. — CW 19, Strike Price $18.33, Expiration Date 07/10/19*	8,675	108,351

Total WARRANTS (Cost $398,024)		277,514

TOTAL INVESTMENTS (Cost $345,021,440)	104.59%	$340,047,908
Liabilities less Other Assets	(4.59)%	(14,924,830)

Net Assets	100.00%	$325,123,078

SECURITIES SOLD SHORT — (7.64)%
CORPORATE BONDS — (4.29)%
Oil & Gas — (2.32)%
Chesapeake Energy Corp. 6.63%, 8/15/20	$(2,000,000)	(2,145,000)
Newfield Exploration Co. 6.88%, 2/1/20	(5,000,000)	(5,400,000)

		(7,545,000)

Retail — (0.75)%
Party City Holdings, Inc. 8.88%, 8/1/20[1]	(2,250,000)	(2,435,625)

	Shares, Principal Amount, or Number of Contracts	Value

Software — (1.22)%
First Data Corp. 11.25%, 3/31/16	$(4,000,000)	$(3,960,000)

Total CORPORATE BONDS (Proceeds $13,497,001)		(13,940,625)

CONVERTIBLE CORPORATE BONDS — (1.57)%
Beverages — (1.57)%
Molson Coors Brewing Co. 2.50%, 7/30/13	(5,000,000)	(5,103,125)

Total CONVERTIBLE CORPORATE BONDS (Proceeds $5,125,076)		(5,103,125)

COMMON STOCK — (1.74)%
Healthcare—Services — (0.11)%
Kindred Healthcare, Inc.*	(34,290)	(371,018)
Internet — (0.91)%
Equinix, Inc.*	(14,272)	(2,942,886)
Software — (0.72)%
Nuance Communications, Inc.*	(104,944)	(2,342,350)

Total COMMON STOCK (Proceeds $5,463,238)		(5,656,254)

WRITTEN PUT OPTIONS — (0.04)%
Standard & Poor’s 500 Index, Exercise Price: $1,325.00, Expiration Date: January, 2013*	(507)	(126,750)

Total WRITTEN PUT OPTIONS (Proceeds $1,063,671)		(126,750)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $25,148,986)	(7.64)%	$(24,826,754)

*	Non-income producing security.

[1]	144A restricted security.

[2]	Variable rate security.

[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.

[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees.

[5]	Security is in default.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

17

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2012

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Merrill Lynch	Freeport-McMoRan Copper & Gold, Inc. 8.38%, 3/14/12	USD	2,000,000	Pay	1.00%	3/20/2017	$40,381	$(23,400)	Bankruptcy/FTP	NR
Goldman Sachs	Masco Corp. 6.13%, 10/3/16	USD	500,000	Pay	1.00	12/20/2015	39,569	(36,269)	Bankruptcy/FTP	BBB-
JP Morgan	Masco Corp. 6.13%, 10/3/16	USD	500,000	Pay	1.00	3/20/2016	30,352	(25,514)	Bankruptcy/FTP	BBB-
Morgan Stanley	Masco Corp. 6.13%, 10/3/16	USD	1,000,000	Pay	1.00	6/20/2016	66,735	(51,939)	Bankruptcy/FTP	BBB-
Goldman Sachs	The Markit iTraxx Europe Crossover Index Series 17	EUR	5,200,000	Pay	5.00	6/20/2017	(39,992)	(195,999)	Bankruptcy/FTP	NA
Morgan Stanley	Vulcan Materials Co. 6.40%, 11/30/17	USD	3,000,000	Pay	5.00	12/20/2016	202,500	(562,561)	Bankruptcy/FTP	BB

Total Credit Default Swaps							339,545	(895,682)

Total Swap Contracts							$339,545	$(895,682)

A

If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

B	For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C	Based on Moody’s or Standard & Poor’s credit rating for the underlying reference instrument entity (unaudited).

FTP=Failure to Pay

NR=Not Rated

NA=Not Applicable

EUR — Euro

USD — United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. 5 Year Treasury Note	(29)	March 2013	$7,196
U.S. 10 Year Treasury Note	(86)	March 2013	76,448
U.S. 30 Year Treasury Note	(2)	March 2013	5,871

Total Futures Contracts			$89,515

Notes to Financial Statements are an integral part of this Schedule.

18

Driehaus International Credit Opportunities Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus International Credit Opportunities Fund (“Fund”) launched on March 1, 2012. Since the Fund’s inception through December 31, 2012, it returned -2.29%. This return was below the performance of the Fund’s new benchmark index, the Citigroup 3-Month T-Bill Index (the “Benchmark”), which returned 0.07% for the same period. The Fund also underperformed the BofA Merrill Lynch Global High Yield Index, which returned 11.21%, and the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which returned 12.90% for the same period.

Since the Fund’s launch in March 2012, it has compared its performance to the BofA Merrill Lynch Global High Yield Index and the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified. These indices, as noted in the prospectus, were chosen because of the Fund’s goal to have an annualized volatility equal to or less than the annualized volatility of a blend of these indices. The Citigroup 3-Month T-Bill Index has been selected as the appropriate broad-based securities market index as it is a more appropriate performance benchmark for an absolute return fund. The BofA Merrill Lynch Global High Yield Index will continue to be provided as a performance benchmark. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified will no longer be used as a performance benchmark as it is representative of an investment universe much narrower than the investment universe of the Fund. However, it will continue to be used as a part of our blended volatility benchmark.

When the Fund launched, its positioning was initially built around a net long position in emerging markets sovereign and corporate credit, coupled with a net short position in European sovereign and bank credit. This positioning served the Fund well during its first few months but eventually detracted from performance as a series of policy announcements from Europe caused the Fund to have significant drawdowns in June and July. We had expected policy announcements short of quantitative easing by the European Central Bank (ECB). We did not anticipate the strong market reactions and the resulting destabilized correlations versus other parts of the portfolio, such as exposure to emerging markets credits, which caused the Fund’s negative performance during the summer.

Mario Draghi’s announcement of the Outright Monetary Transactions program on August 2 was a medium-term turning point for the European sovereign crisis in our view. It was not quite quantitative easing/monetization, but it represented a credible threat thereof. This caused us to make some major portfolio shifts.

In August, we took off most of our short European credit positions, built up our emerging markets high yield (and some emerging markets investment grade) positions to a much more significant size, and briefly went long some short-term Italian and Spanish credits. We also continued to implement paired and relative value trades. Finally, as we were increasing our long credit exposure, we implemented tail risk hedges to provide some protection against a downside move in the broad market. This stance allowed us to claw back more than half of the drawdown by year end.

Since the Fund’s March 1, 2012 inception through December 31, 2012, the credit directional long strategy was the most significant contributor to performance. Almost all of this strategy’s contribution to performance occurred after the Fund’s repositioning in August as emerging markets benefited from investors seeking higher yielding fixed income securities. The most significant detractor from performance was the credit directional short strategy. Most of the lost value in that strategy occurred before or during the portfolio repositioning. As mentioned previously, the short positions taken in European debt in the spring detracted value as credit risk abated due to support from the ECB.

With regard to volatility, the Fund has stayed well within its stated range of 10% or lower over the course of 2012. The 60-day rolling volatility has been in a range of 1.4% to 4.7%.

Another benefit of the Fund has been its low correlation to other asset classes. Correlations (based on daily data) since the Fund’s inception on March 1, 2012 through December 31, 2012 have been between -0.35 and +0.35 relative to the 10-Year U.S. Treasury Yield, the S&P 500 Index, the Barclays Aggregate ETF (AGG), the JP Morgan Emerging Markets Bond Index, the Merrill Lynch Global High Yield Index, the HFRX Global Hedge Fund Index, and the Dow Jones-UBS Commodity Index.

Looking ahead, we think the opportunities in emerging markets and other non-U.S. high yield credits remain compelling, even in the face of tightening spreads. Additionally, employing hedged strategies to take

19

advantage of opportunities in the market may offer investors a more compelling risk/reward profile than investing in long-only, buy-and-hold strategies. While it will be a challenging year, it won’t be one without opportunities for flexible investment approaches.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Credit Opportunities Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Adam M. Weiner	Sabya Roy
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

20

Driehaus International Credit Opportunities Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since March 1, 2012 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Cumulative Total Returns as of 12/31/12	Since Inception (03/01/12 - 12/31/12)
Driehaus International Credit Opportunities Fund (DRCIX)	–2.29%
Citigroup 3-Month T-Bill Index[1]	0.07%
BofA Merrill Lynch Global High Yield Index[2]	11.21%
J.P. Morgan EMBI Global Diversified Index[3]	12.90%

[1]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3 month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices. The Citigroup 3-Month T-Bill Index has been added as the appropriate broad-based securities market index as it is a more appropriate performance benchmark for an absolute return fund.

[2]

The BofA Merrill Lynch Global High Yield Index is an unmanaged index that tracks the performance of below and border-line investment grade global debt markets denominated in the major developed market currencies.

[3]

The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets' sovereign and quasi-sovereign entities.

21

Driehaus International Credit Opportunities Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts		Value

FIXED INCOME INVESTMENTS — 73.30%
Austria — 0.77%
OAS Investments GmbH 8.25%, 10/19/19[1]	$200,000		$212,000
Bermuda — 1.19%
Chloe Marine Corp. Ltd. 12.00%, 12/28/16	300,000		328,500
Brazil — 1.75%
Hypermarcas SA 6.50%, 4/20/21	250,000		270,625
USJ Acucar e Alcool SA 9.88%, 11/9/19[1]	200,000		213,000

			483,625

British Virgin Islands — 1.17%
Sinochem Overseas Capital Co., Ltd. 4.50%, 11/12/20	300,000		324,070
Canada — 1.85%
First Quantum Minerals Ltd. 7.25%, 10/15/19[1]	250,000		252,500
Inmet Mining Corp. 7.50%, 6/1/21[1]	250,000		259,375

			511,875

Cayman Islands — 4.96%
AES Andres Dominicana Ltd. / Itabo Dominicana Ltd. 9.50%, 11/12/20	200,000		221,300
Banco Bradesco SA/Cayman Islands 5.75%, 3/1/22	200,000		216,000
China Overseas Finance Cayman IV Ltd. 4.88%, 2/15/17	300,000		324,299
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/1/17	250,000	[3]	393,322
PSOS Finance Ltd. 12.00%, 10/6/15	215,385		215,923

			1,370,844

China — 6.03%
Agile Property Holdings Ltd. 8.88%, 4/28/17	250,000		268,750
China Shanshui Cement Group Ltd. 10.50%, 4/27/17	250,000		286,250
Country Garden Holdings Co., Ltd. 11.13%, 2/23/18	250,000		288,750

	Shares, Principal Amount, or Number of Contracts		Value

Evergrande Real Estate Group Ltd. 13.00%, 1/27/15	$250,000		$271,250
MIE Holdings Corp. 9.75%, 5/12/16	250,000		271,250
Yuzhou Properties Co. 13.50%, 12/15/15	250,000		280,000

			1,666,250

Cyprus — 1.11%
Ocean Rig UDW, Inc. 9.50%, 4/27/16[1]	300,000		306,000
France — 1.23%
Labco SAS 8.50%, 1/15/18	250,000	[3]	339,064
Hong Kong — 7.01%
Central China Real Estate Ltd. 12.25%, 10/20/15	200,000		221,000
China Oriental Group Co., Ltd. 7.00%, 11/17/17	250,000		248,750
China Resources Gas Group Ltd. 4.50%, 4/5/22	300,000		330,300
China Resources Land Ltd. 4.63%, 5/19/16	300,000		317,858
Glorious Property Holdings Ltd. 13.00%, 10/25/15	250,000		253,750
Pacnet Ltd. 9.25%, 11/9/15	250,000		255,625
Yancoal International Resources Development Co., Ltd. 4.46%, 5/16/17	300,000		310,150

			1,937,433

Indonesia — 1.70%
Alam Sutera International Pvt Ltd. 10.75%, 3/27/17[4]	250,000		272,500
PT Berau Coal Energy Tbk 7.25%, 3/13/17	200,000		197,000

			469,500

Luxembourg — 4.25%
Cirsa Funding Luxembourg SA 8.75%, 5/15/18	150,000	[3]	197,003
Minerva Luxembourg SA 12.25%, 2/10/22	300,000		359,250
Pacific Drilling V Ltd. 7.25%, 12/1/17[1]	300,000		311,250
Virgolino de Oliveira Finance Ltd. 11.75%, 2/9/22	300,000		309,000

			1,176,503

Notes to Financial Statements are an integral part of this Schedule.

22

Driehaus International Credit Opportunities Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts		Value

Mexico — 2.52%
Grupo Papelero Scribe SA de CV 8.88%, 4/7/20	$250,000		$232,500
Servicios Corporativos Javer S.A.P.I. de CV 9.88%, 4/6/21	250,000		267,500
Urbi Desarrollos Urbanos SAB de CV 8.50%, 4/19/16	200,000		197,000

			697,000

Mongolia — 0.97%
Mongolian Mining Corp. 8.88%, 3/29/17	250,000		267,500
Morocco — 0.73%
Morocco Government International Bond 4.25%, 12/11/22[1]	200,000		201,500
Netherlands — 2.76%
Aerospace Satellite Corp. Holding BV 12.75%, 11/16/15	250,000		275,625
GT 2005 Bonds BV 8.00%, 7/21/14[2]	250,000		251,250
Hyva Global BV 8.63%, 3/24/16	250,000		237,500

			764,375

Nigeria — 3.75%
Nigerian Treasury Bill 12.25%, 3/23/13[4]	1,000,000		1,038,310
Peru — 4.16%
Camposol SA 9.88%, 2/2/17	150,000		162,000
Peru Government Bond 7.84%, 8/12/20	2,000,000	[3]	987,502

			1,149,502

Turkey — 1.80%
Tupras Turkiye Petrol Rafinerileri AS 4.13%, 5/2/18[1]	500,000		498,125
Ukraine — 0.90%
Financing of Infrastructural Projects State Enterprise 9.00%, 12/7/17[1]	250,000		250,000
United Kingdom — 8.88%
Afren PLC 10.25%, 4/8/19	250,000		291,832
Boparan Finance PLC 9.88%, 4/30/18	250,000	[3]	458,909
DFS Furniture Holdings PLC 9.75%, 7/15/17	225,000	[3]	393,830
Gala Electric Casinos PLC 11.50%, 6/1/19	250,000	[3]	395,962

	Shares, Principal Amount, or Number of Contracts		Value

Priory Group No. 3 PLC 8.88%, 2/15/19	$250,000	[3]	$418,298
Vedanta Resources PLC 9.50%, 7/18/18	250,000		288,450
Viridian Group FundCo II 11.13%, 4/1/17	150,000	[3]	206,903

			2,454,184

United States — 10.97%
Cemex Finance LLC 9.50%, 12/14/16	250,000		271,250
Cemex Finance LLC 9.38%, 10/12/22[1]	250,000		281,250
United States Treasury Bond 1.63%, 8/15/22	2,000,000		1,986,876
United States Treasury Bond 1.63%, 11/15/22	500,000		494,531

			3,033,907

Venezuela — 1.94%
CA La Electricidad de Caracas 8.50%, 4/10/18	625,000		537,500
Zambia — 0.90%
Zambia Government International Bond 5.38%, 9/20/22[1,4]	250,000		249,375

Total FIXED INCOME INVESTMENTS (Cost $19,355,119)			20,266,942

PURCHASED PUT OPTIONS — 0.01%
OTC AUD versus USD, Exercise Price: $0.96, Expiration Date: February, 2013*	2,000,000		604
OTC AUD versus USD, Exercise Price: $0.95, Expiration Date: February, 2013*	2,000,000		81
The KOSPI 200 Index, Exercise Price: $237.50, (Republic of South Korea) Expiration Date: February, 2013*	9		1,500
The S&P/ASX 200 Index, Exercise Price: $4,300.00, Expiration Date: January, 2013*	24		562

Total PURCHASED PUT OPTIONS (Premiums paid $46,679)			2,747

Notes to Financial Statements are an integral part of this Schedule.

23

Driehaus International Credit Opportunities Fund

Schedule of Investments

December 31, 2012

	Shares, Principal Amount, or Number of Contracts	Value

MONEY MARKET FUND — 12.41%
Northern Institutional U.S. Government Select Portfolio 0.01%	3,432,416	$3,432,416

Total MONEY MARKET FUND (Cost $3,432,416)		3,432,416

TOTAL INVESTMENTS (Cost $22,834,214)	85.72%	$23,702,105
Other Assets less Liabilities	14.28%	3,949,323

Net Assets	100.00%	$27,651,428

SECURITIES SOLD SHORT — 0.00%
WRITTEN PUT OPTIONS — 0.00%
The KOSPI 200 Index, Exercise Price: $217.50, (Republic of South Korea) Expiration Date: February, 2013*	(9)	(487)
The S&P/ASX 200 Index, Exercise Price: $4,000.00, Expiration Date: January, 2013*	(24)	(146)

Total WRITTEN PUT OPTIONS (Proceeds $8,524)		(633)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $8,524)	0.00%	$(633)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Variable rate security.
[3]	Local currency.
[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees.

Percentages are stated as a percent of net assets.

OTC — Over the Counter

AUD — Australian Dollar

USD — United States Dollar

Regional Weightings(a)

North America(b)	35.07%
Europe	21.70%
Far East	15.71%
South America	7.85%
Africa	5.38%

(a)	All percentages are stated as a percent of net assets at December 31, 2012 and exclude purchased options and securities sold short.
(b)	Includes money market fund.

Notes to Financial Statements are an integral part of this Schedule.

24

Driehaus International Credit Opportunities Fund

Schedule of Investments

December 31, 2012

SWAP CONTRACTS
Interest Rate Swaps
Counterparty	Floating Rate Index	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	3 month AUD-BBR- BBSW — 1Year/1Year
	12/20/14D	AUD	3,000,000	Receive	2.97%	12/20/2014	$—	$2,521

Total Interest Rate Swaps							$—	$2,521

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Goldman Sachs	Santander International Debt SA 5.78%, 2/17/28	EUR	1,000,000	Receive	3.00%	12/20/2017	$(15,268)	$41,563	Bankruptcy/FTP	NR
Merrill Lynch	The Markit iTraxx Asia Excluding Japan IG Index Series 18 Version 1	EUR	3,000,000	Pay	1.00	12/20/2017	65,430	(47,968)	Bankruptcy/FTP	A-
Societe Generale	Unicredit SPA 4.38%, 2/10/14	EUR	1,000,000	Pay	3.00	12/20/2017	35,110	(41,763)	Bankruptcy/FTP	BBB+

Total Credit Default Swaps							85,272	(48,168)

Total Swap Contracts							$85,272	$(45,647)

A

If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable insturment and thus is a seller of protection.

B	For contracts to sell protection, the notional amout is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C	Based on Standard & Poor’s or Moody’s credit rating for the underlying reference instrument entity (unaudited).

D	The 3 month AUD-BBR-BBSW will begin accruing interest on December 20, 2013.

FTP=Failure to Pay

NA=Not Applicable

NR=Not Rated

AUD — Australian Dollar

EUR — Euro

Notes to Financial Statements are an integral part of this Schedule.

25

Driehaus International Credit Opportunities Fund

Schedule of Investments

December 31, 2012

SWAPTIONS
Credit Default Swaptions
Counterparty	Reference Instrument	Currency	Notional Amount	Buy/Sell Protection	Exercise Price	Expiration Date	Premium Paid (Received)	Market Value
Morgan Stanley	The Markit iTraxx North American Invesment Grade High Volitility Series 19 Index	USD	2,000,000	Buy	130	3/20/2013	$7,700	$1,626

Total Credit Default Swaptions							7,700	1,626

TOTAL SWAPTIONS							$7,700	$1,626

USD — United States Dollar

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Purchase Contracts	Settlement Date	Currency Amount Purchased	Value At Settlement Date	Value At December 31, 2012	Unrealized Appreciation (Depreciation)
British Pound	February 5, 2013	235,000	$373,758	$381,706	$7,948
Euro	February 19, 2013	648,000	830,369	855,700	25,331

			1,204,127	1,237,406	33,279

Sale Contracts	Settlement Date	Currency Amount Sold	Value At Settlement Date	Value At December 31, 2012	Unrealized Appreciation (Depreciation)
Argentine Peso	May 17, 2013	(2,257,500)	$(401,690)	$(414,264)	$(12,574)
British Pound	February 5, 2013	(1,535,000)	(2,473,142)	(2,493,276)	(20,134)
Euro	February 19, 2013	(1,210,000)	(1,544,462)	(1,597,834)	(53,372)

			(4,419,294)	(4,505,374)	(86,080)

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS			$(3,215,167)	$(3,267,968)	$(52,801)

Notes to Financial Statements are an integral part of this Schedule.

26

Statements of Assets and Liabilities

December 31, 2012

	Driehaus Active Income Fund	Driehaus Select Credit Fund	Driehaus International Credit Opportunities Fund
ASSETS:
Investment securities, at fair value (cost $2,811,638,660, $341,565,935 and $22,787,535, respectively)	$2,884,567,867	$338,354,077	$23,699,358
Purchased options, at fair value (premiums paid $27,120,922, $3,455,505 and $46,679, respectively)	14,768,520	1,693,831	2,747
Purchased swaptions, at fair value (premiums paid $0, $0 and $7,700, respectively)	—	—	1,626
Unrealized appreciation on forward foreign currency contracts	—	—	33,279
Unrealized appreciation on open swap contracts	2,958,359	—	44,084
Premiums paid on open swap contracts	25,614,122	379,537	100,540
Cash	209,191	—	231,369
Collateral held at custodian for the benefit of brokers	259,431,255	16,085,600	3,456,382
Receivable for investment securities sold	20,831,006	78,702	—
Receivable for capital stock sold	7,190,574	1,604,325	—
Receivable for interest and dividends	28,683,383	4,758,570	348,118
Receivable for variation margin	626,020	16,078	—
Prepaid expenses	61,168	24,976	19,842

TOTAL ASSETS	3,244,941,465	362,995,696	27,937,345

LIABILITIES:
Payable for investment securities sold short, at fair value (proceeds $239,914,135, $24,085,315 and $0, respectively)	252,170,877	24,700,004	—
Written options outstanding, at fair value (premiums received $20,798,313, $1,063,671 and $8,524, respectively)	5,485,350	126,750	633
Unrealized depreciation on open swap contracts	34,699,181	895,682	89,731
Unrealized depreciation on forward foreign currency contracts	—	—	86,080
Premiums received on open swap contracts	2,428,244	39,992	15,268
Payable for capital stock redeemed	4,148,349	1,439,410	—
Payable for investment securities purchased	75,076,351	9,800,019	—
Payable for interest and dividends on securities sold short	1,320,314	444,887	—
Accrued investment advisory fees	1,306,972	219,161	20,960
Accrued shareholder services plan fees	770,413	78,204	1,940
Accrued administration and accounting fees	84,763	19,185	2,513
Accrued chief compliance officer fees	938	938	937
Accrued expenses	428,241	108,386	67,855

TOTAL LIABILITIES	377,919,993	37,872,618	285,917

NET ASSETS	$2,867,021,472	$325,123,078	$27,651,428

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	268,655,217	32,933,623	2,836,494

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.67	$9.87	$9.75

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2012:
Paid-in-capital	$3,019,845,510	$330,310,286	$28,010,674
Undistributed net investment income (loss)	31,636,794	1,255,836	83,396
Undistributed net realized gain (loss) on investments, futures, swap contracts and foreign currency	(219,754,629)	(985,577)	(1,215,962)
Net unrealized appreciation (depreciation) on:
Investments	72,929,207	(3,211,858)	911,823
Purchased options	(12,352,402)	(1,761,674)	(43,932)
Purchased swaptions	—	—	(6,074)
Securities sold short	(12,256,742)	(614,689)	—
Written options	15,312,963	936,921	7,891
Futures contracts	3,401,593	89,515	—
Swap contracts	(31,740,822)	(895,682)	(45,647)
Foreign currency translations	—	—	(50,741)

NET ASSETS	$2,867,021,472	$325,123,078	$27,651,428

Notes to Financial Statements are an integral part of this Schedule.

27

Statements of Operations

For the year ended December 31, 2012

	Driehaus Active Income Fund	Driehaus Select Credit Fund	Driehaus International Credit Opportunities Fund*
INVESTMENT INCOME:
Interest income**	$129,263,719	$19,753,709	$939,736
Dividend income	15,802,063	864,543	—

Total investment income	145,065,782	20,618,252	939,736

Expenses:
Investment advisory fees	14,408,431	2,196,783	206,324
Shareholder services plan fees	4,608,801	395,504	1,758
Custody fees	2,410,276	218,218	11,471
Administration and fund accounting fees	954,929	192,219	19,743
Transfer agent fees and expenses	518,202	122,247	20,061
Reports to shareholders	259,752	51,597	13,814
Federal and state registration fees	173,336	49,795	23,966
Trustees’ and Advisory Board Members’ fees	134,549	30,540	15,281
Legal fees	85,876	24,081	13,157
Audit and tax fees	51,600	51,600	51,600
Chief compliance officer fees	7,393	7,407	2,813
Miscellaneous	152,560	34,928	25,979
Dividends on short positions	5,940,079	366,282	—
Interest on short positions	4,203,782	842,439	25,062
Interest expense	466,120	65,896	1,460

Total expenses	34,375,686	4,649,536	432,489

Net investment income	110,690,096	15,968,716	507,247

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	(59,599,068)	3,932,343	(514,938)
Purchased options	(24,078,220)	(2,388,820)	(286,008)
Purchased swaptions	—	—	(75,548)
Securities sold short	4,171,555	(1,937,877)	(24,235)
Written options	11,279,920	1,374,298	209,115
Written swaptions	—	—	48,424
Futures contracts	(27,257,187)	(579,143)	—
Swap contracts	(15,142,161)	(1,231,333)	(718,875)
Foreign currency	(136,545)	(151,528)	(573,423)

Total realized gain (loss) on investments	(110,761,706)	(982,060)	(1,935,488)

Change in net unrealized appreciation (depreciation) on:
Investments	269,615,548	6,117,486	911,823
Purchased options	(2,775,737)	(1,109,371)	(43,932)
Purchased swaptions	—	—	(6,074)
Short positions	(30,467,060)	(511,726)	—
Written options	10,646,759	609,541	7,891
Futures contracts	9,745,078	172,094	—
Swap contracts	(25,784,084)	(677,630)	(45,647)
Foreign currency translations	—	135,066	(50,741)

Total change in net unrealized appreciation (depreciation) on investments	230,980,504	4,735,460	773,320

Net realized and unrealized gain (loss) on investments	120,218,798	3,753,400	(1,162,168)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$230,908,894	$19,722,116	$(654,921)

*	Fund commenced operations on March 1, 2012.

**	Interest income is net of $0, $21,711 and $15,497, respectively, of non-reclaimable foreign taxes withheld.

Notes to Financial Statements are an integral part of this Schedule.

28

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29

Statements of Changes in Net Assets

	Driehaus Active Income Fund		Driehaus Select Credit Fund
	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011
Operations:
Net investment income	$110,690,096	$132,981,334	$15,968,716	$5,893,534
Net realized gain (loss) on investments	(110,761,706)	(105,403,215)	(982,060)	(524,272)
Net change in unrealized appreciation (depreciation) on investments	230,980,504	(257,759,999)	4,735,460	(11,069,512)

Net increase (decrease) in net assets resulting from operations	230,908,894	(230,181,880)	19,722,116	(5,700,250)

Distributions:
Net investment income	(67,114,475)	(124,363,014)	(14,216,095)	(5,908,053)
Tax return of capital	—	—	—	—
Net capital gains	—	(911,125)	—	—

Total distributions	(67,114,475)	(125,274,139)	(14,216,095)	(5,908,053)

Capital share transactions:
Proceeds from shares sold	1,321,631,772	2,567,335,879	236,144,860	235,170,355
Reinvested distributions	54,187,169	106,285,193	11,378,976	4,992,614
Cost of shares redeemed	(1,102,326,211)	(2,071,493,070)	(112,017,532)	(68,082,955)

Net increase from capital transactions	273,492,730	602,128,002	135,506,304	172,080,014

Total increase in net assets	437,287,149	246,671,983	141,012,325	160,471,711

NET ASSETS:

Beginning of period	$2,429,734,323	$2,183,062,340	$184,110,753	$23,639,042

End of period	$2,867,021,472	$2,429,734,323	$325,123,078	$184,110,753

Undistributed net investment income (loss)	$31,636,794	$11,075,496	$1,255,836	$(50,592)

Capital share transactions in shares:
Shares sold	125,838,382	233,708,393	23,833,725	23,452,516
Reinvested distributions	5,173,996	10,151,083	1,149,636	514,078
Shares redeemed	(105,128,123)	(198,619,052)	(11,282,895)	(7,037,721)

Net increase	25,884,255	45,240,424	13,700,466	16,928,873

*	Fund commenced operations on March 1, 2012.

Notes to Financial Statements are an integral part of this Schedule.

30

Statements of Changes in Net Assets

Driehaus International Credit Opportunities Fund
For the period March 1, 2012* through December 31, 2012

$507,247
(1,935,488)
773,320

(654,921)

—
(59,478)
—

(59,478)

29,499,018
59,478
(1,192,669)

28,365,827

27,651,428

—

$27,651,428

$83,396

2,952,007
6,088
(121,601)

2,836,494

Notes to Financial Statements are an integral part of this Schedule.

31

Driehaus Active Income Fund

Financial Highlights

	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period ended October 1, 2009* through December 31, 2009	For the year ended September 30, 2009	For the year ended September 30, 2008
Net asset value, beginning of period	$10.01	$11.05	$10.81	$12.12	$10.17	$10.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.44	0.48	0.36	0.09	0.38	0.23
Net realized and unrealized gain/(loss) on investments	0.49	(1.09)	0.20	0.26	1.61	(0.24)

Total from investment operations	0.93	(0.61)	0.56	0.35	1.99	(0.01)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.27)	(0.43)	(0.26)	(1.66)	(0.04)	(0.04)
Tax return of capital	—	—	—	—	—	(0.03)
Net realized gains	—	— †	(0.06)	—	—	—

Total distributions	(0.27)	(0.43)	(0.32)	(1.66)	(0.04)	(0.07)

Net asset value, end of period	$10.67	$10.01	$11.05	$10.81	$12.12	$10.17

Total Return	9.34%	(5.61)%	5.18%	2.87%[1]	19.66%	(0.13)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$2,867,021	$2,429,734	$2,183,062	$1,259,714	$1,036,182	$487,110
Ratio of total expenses to average net assets	1.31%[3]	1.01%[5]	1.79%[7]	1.99%[2,9]	1.96%[11]	1.45%[13]
Ratio of net investment income to average net assets	4.22%[4]	4.44%[6]	3.24%[8]	2.85%[2,10]	3.52%[12]	2.54%[14]
Portfolio turnover rate	42%	55%	51%	7%[1]	150%	387%

*	Fiscal year end change to December 31.

†	Represents less than $0.01 per share.

[1]	Not annualized.

[2]	Annualized.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.91%.

[4]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.63%.

[5]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.88%.

[6]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.58%.

[7]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.92%.

[8]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.12%.

[9]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.96%.

[10]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 3.88%.

[11]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.91%.

[12]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.56%.

[13]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.94%.

[14]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 3.05%.

Notes to Financial Statements are an integral part of this Schedule.

32

Driehaus Select Credit Fund

Financial Highlights

	For the year ended December 31, 2012	For the year ended December 31, 2011		For the period September 30, 2010* to December 31, 2010
Net asset value, beginning of period	$9.57	$10.26		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.58	0.57		0.05
Net realized and unrealized gain (loss) on investments	0.21	(0.84)		0.29

Total from investment operations	0.79	(0.27)		0.34

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.49)	(0.42)		(0.06)
Tax return of capital	—	—		(0.02)

Total distributions	(0.49)	(0.42)		(0.08)

Net asset value, end of period	$9.87	$9.57		$10.26

Total return	8.37%	(2.64	) %	3.43%[1]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$325,123	$184,111		$23,639
Ratio of total expenses to average net assets including waivers and recapture	1.69%[3]	1.87%[5]		2.15%[2,7]
Ratio of total expenses to average net assets before waivers and recapture	1.69%[3]	1.81%[5]		3.54%[2,7]
Ratio of net investment income to average net assets, including waivers and recapture	5.82%[4]	5.75%[6]		1.98%[2,8]
Ratio of net investment income to average net assets, before waivers and recapture	5.82%[4]	5.81%[6]		0.59%[2,8]
Portfolio turnover rate	78%	64%		52%[1]

*	Fund commenced operations on September 30, 2010.

[1]	Not annualized.

[2]	Annualized.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.23%.

[4]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 6.28%.

[5]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets, including recapture, was 1.43%. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets before recapture was 1.37%.

[6]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets, including recapture, was 6.20%. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets before recapture was 6.26%.

[7]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets, less waivers, was 1.75%. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets before waivers was 3.14%.

[8]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets, less waivers, was 2.38%. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets before waivers was 0.99%.

Notes to Financial Statements are an integral part of this Schedule.

33

Driehaus International Credit Opportunities Fund

Financial Highlights

For the period March 1, 2012* through December 31, 2012
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.18
Net realized and unrealized gain/(loss) on investments	(0.41)

Total from investment operations	(0.23)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Tax return of capital	(0.02)

Net asset value, end of period	$9.75

Total Return	(2.29)%[1]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$27,651
Ratio of total expenses to average net assets	1.89%[2,3]
Ratio of net investment income to average net assets	2.21%[2,4]
Portfolio turnover rate	463%[1]

*	Fund commenced operations on March 1, 2012.

[1]	Not annualized.

[2]	Annualized.

[3]	The ratio of expenses to average net assets includes interest expense. Excluding interest expense, the ratio of expenses to average net assets was 1.77%.

[4]	The ratio of net investment income to average net assets includes interest expense. Excluding interest expense, the net investment income to average net assets was 2.33%.

Notes to Financial Statements are an integral part of this Schedule.

34

Driehaus Mutual Funds

Notes to Financial Statements

A.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company, organized as a Delaware statutory trust, with ten separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Active Income Fund was closed to new investors as of March 1, 2011. The Driehaus Select Credit Fund (the “Select Credit Fund”) and the Driehaus International Credit Opportunities Fund (the “International Credit Opportunities Fund”) (together with the Active Income Fund, the “Funds”) commenced operations on September 30, 2010 and March 1, 2012, respectively. The Select Credit Fund seeks to provide positive returns under a variety of market conditions. The International Credit Opportunities Fund seeks to provide positive returns under a variety of market conditions.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Securities traded on the Nasdaq markets are valued at the Nasdaq Official Closing Price (“NOCP”) and are generally classified as level 1. Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service and are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices for active markets for identical securities

35

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. During the period ended December 31, 2012, there were no significant transfers between levels for the Active Income Fund, Select Credit Fund or International Credit Opportunities Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of December 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$61,923,957	$—	$61,923,957
Bank Loans	—	372,338,372	—	372,338,372
Common Stocks
Auto Manufacturers	26,888,646	—	—	26,888,646
Software	7,501,427	—	—	7,501,427
Convertible Corporate Bonds	—	294,397,470	—	294,397,470
Convertible Preferred Stocks
Auto Manufacturers	—	—	—	—
Banks	24,200,470	—	—	24,200,470
Telecommunications	48,462,684	—	—	48,462,684
Corporate Bonds	—	1,225,532,428	—	1,225,532,428
Demand Deposit	712,702,135	—	—	712,702,135
Preferred Stocks
Banks	10,448,000	—	—	10,448,000
Holding Companies — Diversified	—	50,920,683	—	50,920,683
Telecommunications	—	34,137,631	—	34,137,631
Purchased Put Options	14,768,520	—	—	14,768,520
U.S. Government And Agency Securities	—	923,388	—	923,388
Warrants	14,190,576	—	—	14,190,576

Total	$859,162,458	$2,040,173,929	$—	$2,899,336,387

Liabilities
Common Stocks
Auto Manufacturers	$(45,220,558)	$—	$—	$(45,220,558)
Banks	(7,288,524)	—	—	(7,288,524)
Healthcare-Services	(1,368,957)	—	—	(1,368,957)
Internet	(26,040,714)	—	—	(26,040,714)
Lodging	(18,413,066)	—	—	(18,413,066)
Real Estate Investment Trusts	(18,701,346)	—	—	(18,701,346)
Telecommunications	(15,455,712)	—	—	(15,455,712)
Convertible Corporate Bonds	—	(45,856,375)	—	(45,856,375)
Corporate Bonds	—	(73,825,625)	—	(73,825,625)
Written Put Options	(5,485,350)	—	—	(5,485,350)

Total	$(137,974,227)	$(119,682,000)	$—	$(257,656,227)

36

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Credit Default Swaps	$—	$(8,554,944)	$—	$(8,554,944)
Futures Contracts	3,401,593	—	—	3,401,593

Total Swap and Futures Contracts	$3,401,593	$(8,554,944)	$—	$(5,153,351)

*	Other financial instruments are swap and futures contracts, which are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of 12/31/11	$2,330,473
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,330,473)
Purchase	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/12	$—

As of December 31, 2012, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

The following is a summary of the inputs used to value the Select Credit Fund’s investments as of December 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$19,440,449	$—	$19,440,449
Common Stocks
Auto Manufacturers	325,841	—	—	325,841
Beverages	1,300,816	—	—	1,300,816
Oil & Gas Services	1,406,458	—	—	1,406,458
Convertible Corporate Bonds	—	26,296,640	—	26,296,640
Convertible Preferred Stocks
Auto Manufacturers	3,530,400	—	—	3,530,400
Telecommunications	4,978,020	—	—	4,978,020
Corporate Bonds	—	170,960,175	4,500,000	175,460,175
Purchased Call Options	476,000	—	—	476,000
Purchased Put Options	1,217,831	—	—	1,217,831
Demand Deposit	105,337,764	—	—	105,337,764
Warrants	277,514	—	—	277,514

Total	$118,850,644	$216,697,264	$4,500,000	$340,047,908

37

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks
Health Care — Services	$(371,018)	$—	$—	$(371,018)
Internet	(2,942,886)	—	—	(2,942,886)
Software	(2,342,350)	—	—	(2,342,350)
Convertible Corporate Bonds	—	(5,103,125)	—	(5,103,125)
Corporate Bonds	$—	$(13,940,625)	$—	$(13,940,625)
Written Put Options	(126,750)	—	—	(126,750)

Total	$(5,783,004)	$(19,043,750)	$—	$(24,826,754)

Other Financial Instruments*
Credit Default Swaps	$—	$(556,137)	$—	$(556,137)
Futures Contracts	89,515	—	—	89,515

Total Swap and Futures Contracts	$89,515	$(556,137)	$—	$(466,622)

*	Other financial instruments are swap and futures contracts, which are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Select Credit Fund:

Investments, at Value
Balance as of 12/31/11	$6,018,042
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,518,042)
Purchase	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/12	$4,500,000

As of December 31, 2012, the Select Credit Fund held Level 3 investments, including Cuco Resources Ltd. (corporate bond and warrant), valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. Factors considered in fair valuing the bond position included the likelihood and pricing of a successful equity raise by the company and the implications of failing to raise additional equity, including a possible restructuring. Given these considerations, the likelihood of the various scenarios and the expected outcome for each scenario, the bond position was fair valued at 75% of its principal amount. In addition, taking into consideration the strike price for the warrants, the current equity valuations in the mining space, the uncertainty regarding the potential success of a future equity raise and the potential for a future restructuring, the warrant was fair valued at $0. The Select Credit Fund also held an investment in General Motors Corp. senior convertible preferred stock, which was valued in the same manner as described above for the Active Income Fund.

The following is a summary of the inputs used to value the International Credit Opportunities Fund’s investments as of December 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments	$—	$20,266,942	$—	$20,266,942
Purchased Put Options	—	2,747	—	2,747
Money Market Fund	3,432,416	—	—	3,432,416

Total	$3,432,416	$20,269,689	$—	$23,702,105

38

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Liabilities	Level 1	Level 2	Level 3	Total
Written Put Options	$—	$(633)	$—	$(633)

Total	$—	$(633)	$—	$(633)

Other Financial Instruments*
Credit Default Swaps	$—	$37,104	$—	$37,104
Credit Default Swaptions	—	1,626	—	1,626
Forward Foreign Currency Contracts	—	(52,801)	—	(52,801)
Interest Rate Swaps	—	2,521	—	2,521

Total Other Financial Instruments	$—	$(11,550)	$—	$(11,550)

*	Other financial instruments are swap contracts, swaptions and forward contracts which are detailed in the Schedule of Investments.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security with the same security at current market value. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Collateral held at custodian for the benefit of brokers” on the Statements of Assets and Liabilities. Each Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Funds on the Statements of Operations.

Federal Income Taxes

The Funds’ policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

The FASB’s “Accounting for Uncertainty in Income Taxes” (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of the Tax Statement and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial statements as of December 31, 2012. The Funds file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax years ended September 30, 2009, December 31, 2009, December 31, 2010, December 31, 2011 and December 31, 2012 remain subject to examination by taxing authorities.

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and were required to be carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a

39

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

At December 31, 2012, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Select Credit Fund	International Credit Opportunities Fund
Cost of investments	$2,856,834,778	$345,021,440	$22,844,663

Gross unrealized appreciation	$125,961,604	$12,724,743	$941,357
Gross unrealized depreciation	(83,459,995)	(17,698,275)	(83,915)

Net unrealized appreciation (depreciation) on investments	$42,501,609	$(4,973,532)	$857,442

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

For the year ended December 31, 2012, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to the differing tax treatment of income from paydowns and swaps, return of capital and capital gain distributions on real estate investment trusts and regulated investment companies, and foreign currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

	Active Income Fund	Select Credit Fund	International Credit Opportunities Fund
Paid-in capital	$485,355	$(472,207)	$(355,153)
Undistributed net investment income (loss)	(23,014,323)	(446,193)	(364,373)
Undistributed net realized gain (loss) on investments, futures, swap contracts and foreign currency	22,528,968	918,400	719,526

The tax character of distributions paid were as follows:

Active Income Fund

Distributions paid from:	January 1, 2012 to December 31, 2012	January 1, 2011 to December 31, 2011
Ordinary income	$67,114,475	$125,274,139

Total distributions paid	$67,114,475	$125,274,139

Select Credit Fund

Distributions paid from:	January 1, 2012 to December 31, 2012	January 1, 2011 to December 31, 2011
Ordinary income	$14,216,095	$5,908,053

Total distributions paid	$14,216,095	$5,908,053

40

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

International Credit Opportunities Fund

Distributions paid from:	March 1, 2012 to December 31, 2012
Return of capital	$59,478

Total distributions paid	$59,478

As of December 31, 2012, the components of accumulated earnings (deficit) were as follows:

	Active Income Fund	Select Credit Fund	International Credit Opportunities Fund
Undistributed ordinary income	$11,543,896	$360,154	$—
Undistributed long-term capital gains	—	—	—

Accumulated earnings	11,543,896	360,154	—
Accumulated capital and other losses	(209,637,271)	(1,119,449)	(1,210,512)
Unrealized appreciation (depreciation)	42,501,609	(4,973,532)	857,442

Total accumulated earnings (deficit)	$(155,591,766)	$(5,732,827)	$(353,070)

As of December 31, 2012, the Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations:

	Not Subject to Expiration
	Short-Term	Long-Term
Active Income Fund	$112,020,214	$83,443,109
Select Credit Fund	—	770,317
International Credit Opportunities Fund	1,128,310	—

The Select Credit Fund utilized $345,165 of its capital loss carryforwards during the year ended December 31, 2012.

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ taxable year. As of December 31, 2012, the Funds had the following post-October capital losses and late-year ordinary losses:

	Post-October Capital Losses	Late-Year Ordinary Losses
Active Income Fund	$2,526,024	$11,647,924
Select Credit Fund	349,132	—
International Credit Opportunities Fund	77,203	4,999

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

41

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund and Select Credit Fund had no portfolio hedges during the period January 1, 2012 through December 31, 2012. The International Credit Opportunities Fund held portfolio hedges as of December 31, 2012 as disclosed in the Schedule of Investments.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

New Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU No. 2011-11 on the financial statements and disclosures.

Other

The Trust records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund would have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2012, the Active Income Fund, Select Credit Fund and International Credit Opportunities Fund had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2012, the Funds had no such outstanding senior loan participation commitments.

42

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

B.  INVESTMENTS IN DERIVATIVES

Swap Contracts

The Funds are subject to credit risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds may engage in various swap transactions, including forward rate agreements and interest rate, currency, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. In addition to the swap contracts described above, the Funds may also engage in credit default swaps which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy).

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a floating rate and pay a fixed rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation/(depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at December 31, 2012 for Active Income Fund and International Credit Opportunities Fund is $6,000,000 and Euro 1,000,000, respectively.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2012, the Funds had outstanding swap contracts as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a

43

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

“variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contract against default. As of December 31, 2012, the Funds had outstanding futures contracts as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Options Contracts

The Funds may use options contracts to hedge downside risk on their fixed income holdings, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The premium amount and the number of option contracts written by the Active Income Fund during the period January 1, 2012 through December 31, 2012, were as follows:

Active Income Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2011	1,874	$6,039,349
Options written	19,891	30,600,959
Options closed	(1,738)	(1,386,881)
Options expired	(9,980)	(14,455,114)

Options outstanding at December 31, 2012	10,047	$20,798,313

The premium amount and the number of option contracts written by the Select Credit Fund during the period January 1, 2012 through December 31, 2012, were as follows:

Select Credit Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2011	545	$420,220
Options written	4,775	2,623,393
Options closed	(2,035)	(232,588)
Options expired	(2,778)	(1,747,354)

Options outstanding at December 31, 2012	507	$1,063,671

44

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The premium amount and the number of option contracts written by the International Credit Opportunities Fund during the period from inception through December 31, 2012, were as follows:

International Credit Opportunities Fund	Number of Contracts	Premium Amount
Options outstanding at inception on March 1, 2012	—	$—
Options written	61,001,736	474,768
Options closed	(30,001,252)	(281,289)
Options expired	(31,000,451)	(184,955)

Options outstanding at December 31, 2012	33	$8,524

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2012, the Funds had outstanding options as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Active Income Fund and Select Credit Fund did not enter into any swaptions during the period January 1, 2012 through December 31, 2012. As of December 31, 2012, the International Credit Opportunities Fund had outstanding swaptions as listed on the Schedule of Investments.

Forward Foreign Currency Contracts

The Funds may use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to a credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or if the value of the foreign currency changes unfavorably. The Active Income Fund and Select Credit Fund did not enter into any forward foreign currency contracts during the period January 1, 2012 through December 31, 2012. At December 31, 2012, the International Credit Opportunities Fund had forward foreign currency contracts as listed in the Schedule of Investments.

45

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Active Income Fund’s derivative contracts by primary risk exposure as of December 31, 2012:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Credit contracts	Unrealized appreciation on open swap contracts	$2,958,359	Unrealized depreciation on open swap contracts	$34,699,181
Equity contracts	Purchased options, at fair value	14,768,520	Written options, at fair value	5,485,350
Interest rate contracts*	N/A	3,401,593	N/A	N/A
Total		$21,128,472		$40,184,531

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments.

Only current day’s variation margin is reported in the Statement of Assets and Liabilities.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Select Credit Fund’s derivative contracts by primary risk exposure as of December 31, 2012:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Credit contracts	Unrealized appreciation on open swap contracts	$—	Unrealized depreciation on open swap contracts	$895,682
Equity contracts	Purchased options, at fair value	1,693,831	Written options outstanding, at fair value	126,750
Interest rate contracts*	N/A	89,515	N/A	—
Total		$1,783,346		$1,022,432

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments.

Only current day’s variation margin is reported in the Statement of Assets and Liabilities.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the International Credit Opportunities Fund’s derivative contracts by primary risk exposure as of December 31, 2012:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Credit contracts	Unrealized appreciation on open swap contracts	$41,563	Unrealized depreciation on open swap contracts	$89,731
Credit contracts	Purchased swaptions, at fair value	1,626	Written swaptions outstanding, at fair value	—

46

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate contracts	Unrealized appreciation on open swap contracts	2,521	Unrealized depreciation on open swap contracts	—
Equity contracts	Purchased options, at fair value	2,747	Written options outstanding, at fair value	633
Forward foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	33,279	Unrealized depreciation on forward foreign currency contracts	86,080
Total		$81,736		$176,444

The following table sets forth the Active Income Fund’s realized gain/loss by primary risk exposure and by type of derivative contract for the period January 1, 2012 through December 31, 2012:

Amount of realized gain (loss) on derivatives
Risk exposure category	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—	$(15,142,161)	$(15,142,161)
Equity contracts	(24,078,220)	11,279,920	—	—	(12,798,300)
Interest rate contracts	—	—	(27,257,187)	—	(27,257,187)

Total	$(24,078,220)	$11,279,920	$(27,257,187)	$(15,142,161)	$(55,197,648)

The following table sets forth the Select Credit Fund’s realized gain/loss by primary risk exposure and by type of derivative contract for the period January 1, 2012 through December 31, 2012:

Amount of realized gain (loss) on derivatives
Risk exposure category	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—	$(1,231,333)	$(1,231,333)
Equity contracts	(2,388,820)	1,374,298	—	—	(1,014,522)
Interest rate contracts	—	—	(579,143)	—	(579,143)

Total	$(2,388,820)	$1,374,298	$(579,143)	$(1,231,333)	$(2,824,998)

The following table sets forth the International Credit Opportunities Fund’s realized gain/loss by primary risk exposure and by type of derivative contract for the period from inception through December 31, 2012:

Amount of realized gain (loss) on derivatives
Risk exposure category	Purchased Options	Written Options	Foreign Currency	Swap Contracts	Purchased Swaptions	Written Swaptions	Total
Credit contracts	$—	$—	$—	$(679,724)	$(44,248)	$29,224	$(694,748)
Foreign currency	—	—	(573,423)	—	—	—	(573,423)
Equity contracts	(286,008)	209,115	—	—	—	—	(76,893)
Interest rate contracts	—	—	—	(39,151)	(31,300)	19,200	(51,251)

Total	$(286,008)	$209,115	$(573,423)	$(718,875)	$(75,548)	$48,424	$(1,396,315)

47

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Active Income Fund’s change in unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the period January 1, 2012 through December 31, 2012:

Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—	$(25,784,084)	$(25,784,084)
Equity contracts	(2,775,737)	10,646,759	—	—	7,871,022
Interest rate contracts	—	—	9,745,078	—	9,745,078

Total	$(2,775,737)	$10,646,759	$9,745,078	$(25,784,084)	$(8,167,984)

The gross notional amount of swap contracts and the number of option contracts for the Active Income Fund as of December 31, 2012 is included on the Schedule of Investments. The quarterly average gross notional amount of the swap contracts for the Active Income Fund was $479,562,000 for the period January 1, 2012 through December 31, 2012. The quarterly average number of purchased futures contracts for the Active Income Fund was 0 for the period January 1, 2012 through December 31, 2012. The quarterly average number of short futures contracts for the Active Income Fund was (4,637) for the period January 1, 2012 through December 31, 2012. The quarterly average number of purchased option contracts for the Active Income Fund was 12,146 for the period January 1, 2012 through December 31, 2012. The fair value of such contracts at December 31, 2012 is set forth in the table above.

The following table sets forth the Select Credit Fund’s change in unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the period January 1, 2012 through December 31, 2012:

Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—	$(677,630)	$(677,630)
Equity contracts	(1,109,371)	609,541	—	—	(499,830)
Interest rate contracts	—	—	172,094	—	172,094

Total	$(1,109,371)	$609,541	$172,094	$(677,630)	$(1,005,366)

The gross notional amount of swap contracts and the number of option contracts for the Select Credit Fund as of December 31, 2012 is included on the Schedule of Investments. The quarterly average gross notional amount of the swap contracts for the Select Credit Fund was $12,160,000 for the period January 1, 2012 through December 31, 2012. The quarterly average number of purchased futures contracts for the Select Credit Fund was 0 for the period January 1, 2012 through December 31, 2012. The quarterly average number of short futures contracts for the Select Credit Fund was (119) for the period January 1, 2012 through December 31, 2012. The quarterly average number of purchased option contracts for the Select Credit Fund was 5,762 for the period January 1, 2012 through December 31, 2012. The fair value of such contracts at December 31, 2012 is set forth in the table above.

The following table sets forth the International Credit Opportunities Fund’s change in unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the period from inception through December 31, 2012:

	Change in unrealized appreciation/(depreciation) on derivatives
Risk exposure category	Purchased Options	Written Options	Foreign Currency	Swap Contracts	Purchased Swaptions	Written Swaptions	Total
Credit contracts	$—	$—	$—	$(48,168)	$(6,074)	$—	$(54,242)
Foreign currency translations	—	—	(50,741)	—	—	—	(50,741)
Equity contracts	(43,932)	7,891	—	—	—	—	(36,041)
Interest rate contracts	—	—	—	2,521	—	—	2,521

Total	$(43,932)	$7,891	$(50,741)	$(45,647)	$(6,074)	$—	$(138,503)

48

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The gross notional amount of swap contracts and the number of option contracts for the International Credit Opportunities Fund as of December 31, 2012 is included on the Schedule of Investments. The quarterly average gross notional amount of the swap contracts for the International Credit Opportunities Fund was $8,741,098 for the period March 1, 2012 through December 31, 2012. The quarterly average number of purchased futures contracts for the International Credit Opportunities Fund was 0 for the period March 1, 2012 through December 31, 2012. The quarterly average number of short futures contracts for the International Credit Opportunities Fund was 0 for the period March 1, 2012 through December 31, 2012. The quarterly average value of purchased forwards contracts for the International Credit Opportunities Fund was $3,831,848 for the period March 1, 2012 through December 31, 2012. The quarterly average value of short forward contracts for the International Credit Opportunities Fund was ($7,415,637) for the period March 1, 2012 through December 31, 2012. The quarterly average number of purchased option contracts for the International Credit Opportunities Fund was 5,125,141 for the period March 1, 2012 through December 31, 2012. The quarterly average number of purchased swaption contracts for the International Credit Opportunities Fund was 3,250,000 for the period March 1, 2012 through December 31, 2012. The quarterly average number of written swaption contracts for the International Credit Opportunities Fund was 1,750,000 for the period March 1, 2012 through December 31, 2012. The fair value of such contracts at December 31, 2012 is set forth in the table above.

C.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, the Funds pay the Adviser an annual management fee on a monthly basis of 0.55%, 0.80% and 0.90% of average net assets respectively, for the Active Income Fund, Select Credit Fund and International Credit Opportunities Fund.

DCM has entered into a written agreement to cap the Select Credit Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses) at 1.75% of average daily net assets until at least September 30, 2013. For this same time period, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Select Credit Fund’s expense ratio remains below the operating expense cap. During the period January 1, 2012 through December 31, 2012, the Select Credit Fund did not have any fees waived by DCM and as of December 31, 2012 there are no amounts subject to recapture.

DCM has entered into a written agreement to cap the International Credit Opportunities Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses) at 2.00% of average daily net assets until at least February 28, 2015. For this same time period, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the International Credit Opportunities Fund’s expense ratio remains below the operating expense cap. For the period March 1, 2012 through December 31, 2012, the International Credit Opportunities Fund did not have any fees waived by DCM.

The Active Income Fund accrued $14,408,431 for investment advisory fees during the period January 1, 2012 through December 31, 2012, of which $1,306,972 was payable to DCM at December 31, 2012. The Select Credit Fund accrued $2,196,783 for investment advisory fees during the period January 1, 2012 through December 31, 2012, and $219,161 was payable to DCM at December 31, 2012. The International Credit Opportunities Fund accrued $206,324 for investment advisory fees during the period from inception through December 31, 2012, and $20,960 was payable to DCM at December 31, 2012.

DS LLC is the Funds’ distributor. DS LLC does not earn any compensation from the Funds for these services. DS LLC has entered into a Fee Reimbursement Agreement with the Funds. Under this agreement, the Funds reimburse DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Fund. Currently, the amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. As of December 31, 2012, the Active Income Fund owes $715,602 in reimbursements to DS LLC under this agreement, which is included in accrued shareholder services plan fees on the Statement of Assets and Liabilities. As of December 31, 2012, the Select Credit Fund owes $72,828 in reimbursements to DS LLC under this agreement, which is included in

49

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

accrued shareholder services plan fees on the Statement of Assets and Liabilities. As of December 31, 2012, the International Credit Opportunities Fund owes $1,940 in reimbursements to DS LLC under this agreement, which is included in accrued shareholder services plan fees on the Statement of Assets and Liabilities.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the period January 1, 2012 through December 31, 2012.

Affiliates of DCM hold approximately 96% of the International Credit Opportunities Fund’s outstanding shares as of December 31, 2012.

UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Financial Corporation, serves as the Funds’ administrative and accounting agent. In compensation for these services, UMBFS receives the larger of a monthly minimum fee or a monthly fee based upon each Fund’s average daily net assets. UMBFS also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, UMBFS receives a monthly fee based in part on shareholder processing activity during the month.

D.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding swaps, options, futures, short-term securities and U.S. government obligations) for the Active Income Fund and Select Credit Fund for the period January 1, 2012 through December 31, 2012, and the International Credit Opportunities Fund for the period from inception through December 31, 2012, were as follows:

Active Income Fund		Select Credit Fund		International Credit Opportunities Fund
Purchases	$887,989,886	Purchases	$234,007,109	Purchases	$77,723,638
Sales	$1,229,951,719	Sales	$173,821,345	Sales	$61,416,667

The aggregate purchases and sales of U.S. government obligations for the Active Income Fund and Select Credit Fund for the period January 1, 2012 through December 31, 2012, and the International Credit Opportunities Fund for the period from inception through December 31, 2012, were as follows:

Active Income Fund		Select Credit Fund		International Credit Opportunities Fund
Purchases	$—	Purchases	$—	Purchases	$2,985,019
Sales	$241,187	Sales	$—	Sales	$488,281

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2012, the Funds held restricted securities as denoted on the Schedule of Investments.

F.  SHAREHOLDER SERVICING AGREEMENTS

The Active Income Fund and Select Credit Fund have a Shareholder Servicing Agreement (the “Agreement”) in place with a shareholder. Under the terms of this Agreement, the Active Income Fund and Select Credit Fund make payments for services provided on behalf of the Active Income Fund and Select Credit Fund. Such services may include, but shall not be limited to: transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing periodic statements; receiving and transmitting funds; processing dividend payments; providing sub-accounting services; forwarding shareholder communications; receiving, tabulating and transmitting proxies; responding to inquiries and performing such other related services as the Active Income Fund and Select Credit Fund may request. The Shareholder Services Plan allows for annual payments not to exceed 0.25% of average daily net assets of the Funds. For the period January 1, 2012 through December 31, 2012, the Active Income Fund and Select Credit Fund had expenses of $948,860 and $86,337, respectively, under the terms of this Agreement with this shareholder.

50

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Driehaus Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Driehaus Active Income Fund, Driehaus Select Credit Fund and Driehaus International Credit Opportunities Fund (collectively, the “Funds”) as of December 31, 2012, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2012, the results of their operations, the changes in net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 25, 2013

51

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	11	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	11	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	11	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin-Madison, 1999-2005.	President’s Advisory Council on Financial Capability since 2010; Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion since 2007; Jump$tart Coalition for Personal Financial Literacy since 2008; Wisconsin Alumni Association Board from 2006-2012; President’s Advisory Council on Financial Literacy from 2008-2010; Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc, 2008-2010; Advisory Board of the Trust 2011-2012.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	11	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

52

Interested and Independent Trustees of the Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	11	Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Director, Metropolitan Series Fund, Inc. since May 2009; Director and Investment Committee Chair, City College of San Francisco Foundation since 2003; Advisory Board of the Trust 2011-2012.
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	11	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

53

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Senior Vice President of the Trust from 2006-2011.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of the USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Advisor and Distributor from 2004-2012.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President	Since 2007	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012; Senior Attorney with the Adviser from 2003-2012.
Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Office and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (financial services company) since 2010; Vice President and Counsel, PNC from 2008-2010.
Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Associate General Counsel of Superfund Group (formerly, Quadriga Group, a financial services company) from 2005-2010.
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-877-779-0079.

54

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ending December 31, 2012.

Actual Expenses

The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Active Income Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ended December 31, 2012*
Actual	$1,000.00	$1,036.50	$7.27
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.00	$7.20

Driehaus Select Credit Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ended December 31, 2012*
Actual	$1,000.00	$1,028.50	$9.05
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,016.22	$8.99

55

Fund Expense Examples — (Continued)

Driehaus International Credit Opportunities Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Six Months Ended December 31, 2012*
Actual	$1,000.00	$1,005.20	$9.61
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,015.55	$9.66

*	Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366 to reflect the half-year period.

Driehaus Active Income Fund	1.42%
Driehaus Select Credit Fund	1.77%
Driehaus International Credit Opportunities Fund	1.91%

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Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2012

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Active Income Fund	Select Credit Fund	International Credit Opportunities Fund
22.79%	5.93%	—

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Active Income Fund	Select Credit Fund	International Credit Opportunities Fund
22.79%	5.93%	—

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-877-779-0079. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Driehaus Active Income Fund, Driehaus Select Credit Fund and Driehaus International Credit Opportunities Fund voted proxies related to portfolio securities during the 12-month period ended June 30, 2012 is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders of Driehaus Mutual Funds (the “Trust”) held on November 27, 2012, the Trust’s shareholders approved the election of the following persons to the Board of Trustees of the Trust (the “Board”) by the following votes:

	Affirmative	Withheld
Theodore J. Beck	331,113,166	1,544,986
Richard H. Driehaus	190,855,228	141,802,924
Francis J. Harmon	331,183,248	1,474,904
A.R. Umans	331,053,586	1,604,566
Dawn M. Vroegop	331,089,504	1,568,648
Daniel F. Zemanek	331,191,235	1,466,917

57

Board Considerations in Connection with the Annual Review of the

Investment Advisory Agreement

In September 2012, the Board of Trustees of Driehaus Mutual Funds (the “Trust”) approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Active Income Fund (“LCMAX”) and Driehaus Select Credit Fund (“DRSLX”) (LCMAX and DRSLX are each a “Fund” and collectively the “Funds”). As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board. In connection with the contract review process, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. In addition, the Board reviewed LCMAX’s performance, including that of LCMAX’s predecessor fund (which was reorganized into LCMAX on June 1, 2009), given that a core portion of the portfolio management team managed the predecessor fund of LCMAX from 2007 to 2009. Given the investment strategies of LCMAX, the Board noted the limitations in comparing the performance of LCMAX to a peer group of general bond funds compiled from Lipper Inc., an independent provider of mutual fund data, and the Board also considered LCMAX’s performance compared to an additional Lipper peer group, which includes long/short funds. The Board compared LCMAX’s performance to peer groups of funds and to two benchmark indices for the 1-, 3- and 5-year periods ended June 30, 2012, and considered the Adviser’s explanation for the Fund’s 1- and 3-year underperformance compared to its peers, and noted its improved performance in comparison to both peer groups for the year-to-date period. The Board also reviewed DRSLX’s performance, comparing it to a peer group of funds compiled from Lipper Inc. and to benchmark indices for the year-to-date and 1-year periods ended June 30, 2012 (the Fund’s inception date was September 30, 2010). The Board noted that DRSLX’s performance was above the median of its peer group for these periods. For both LCMAX and DRSLX, the Board considered whether investment results were consistent with each Fund’s investment objective and policies. The Board concluded that performance was satisfactory.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory.

Fees.    The Board considered the Funds’ advisory fees, operating expenses and total expense ratios, and compared the advisory fees and expense ratios to peer groups based on data compiled from Lipper Inc. as of the fiscal year end of each fund in the peer groups. The Board noted the limitations in comparing the fees and expense ratios of LCMAX to the peer group of funds designated by Lipper (which changed from the prior year to the general bond funds peer group), which consists primarily of funds that are long-only and tend to invest solely in high grade fixed income securities that pursue a different investment strategy, so the Board also compared the Fund’s advisory fees and expense ratios to the Lipper-designated peer group for DRSLX, which is a long/short funds category that the Adviser believes also is applicable to LCMAX. The Board noted that LCMAX’s annual advisory fee rate of ..55% is in the 19th percentile and the 57th percentile, respectively; of the two Lipper peer groups (1st percentile being the highest fee) and that the second peer group was more applicable to LCMAX. The Board noted that DRSLX’s advisory fee rate of .86% was in the 42nd percentile of its peer group, and that this included 6 basis points of recouped fee waivers. The Board also considered that the Adviser had agreed to waive fees or reimburse DRSLX for expenses in excess of 1.75% of net assets (excluding dividends and interest on short sales) until September 30, 2013, and that since all previously waived fees have been recaptured, its advisory fee of 0.80% would be in the 44th percentile. In addition, the Board considered the fees charged by the Adviser to limited partnerships that follow a similar strategy as LCMAX and DRSLX. In considering the reasonableness of the advisory fees, the Board took into account the substantial human and technological resources devoted to investing for the Funds and the limited capacity of the investment styles, noting that LCMAX is currently closed to new investors.

58

The Board also considered that for the fiscal year ended December 31, 2011, LCMAX’s expense ratio was in the 38th percentile and 99th percentile, respectively; of the two Lipper peer groups and that the second peer group was more applicable to LCMAX. The Board noted that DRSLX’s expense ratio for the fiscal year ended December 31, 2011 was in the 75th percentile. On the basis of the information provided, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding the revenues received by the Adviser under the Agreement and discussed the methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of each Fund. The Board also noted that the Funds do not have a Rule 12b-1 fee and that the Adviser’s affiliate, serves as distributor of the Funds without compensation, that DS LLC provides compensation to intermediaries for distribution of the Funds’ shares and for shareholder services, and that DS LLC is reimbursed by the Funds under a Shareholder Services Plan for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the projected profitability calculated for the Trust as well as the Funds individually (noting that DRSLX was expected to continue to be operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.    In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. Given the size of DRSLX and the capacity constraints of the Funds, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board noted that the Adviser’s affiliated broker-dealer does not execute any portfolio transactions for the Funds, and that payments to DS LLC under a Shareholder Services Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board noted that there are no benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

59

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Financial Officers was filed as Exhibit 12(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, Accession Number 0001193125-12-093739, on March 2, 2012, and is incorporated herein by reference.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated A.R. Umans as an audit committee financial expert. Mr. Umans is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2012 and 2011, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $404,100 and $340,300, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2012 and 2011, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2012 and 2011, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(c)	Tax Fees

For the fiscal years ended December 31, 2012 and 2011, E&Y billed the registrant $93,350 and $82,900, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2012 and 2011, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2012 and 2011, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2012 and 2011, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2012 and 2011, E&Y billed the registrant $93,350 and $82,900, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2012 and 2011, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, filed as Exhibit 12(a)(1) to the Registrant’s Form N-CSR, filed on March 2, 2012 (Accession No. 0001193125-12-093738) incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Driehaus Mutual Funds

By (Signature and Title)* /s/ Robert H. Gordon
Robert H. Gordon, President
(principal executive officer)

Date March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert H. Gordon
Robert H. Gordon, President
(principal executive officer)

Date March 6, 2013

By (Signature and Title)* /s/ Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)
Date March 6, 2013

*	Print the name and title of each signing officer under his or her signature.